AS FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION ON AUGUST 14, 2026

File No. 333-296564

File No. 811-24190

U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE
SECURITIES ACT OF 1933	☒
PRE-EFFECTIVE AMENDMENT NO. 1
AND
REGISTRATION STATEMENT UNDER THE
INVESTMENT COMPANY ACT OF 1940	☒
AMENDMENT NO. 1

MANNING & NAPIER FUNDS TRUST

(Exact Name of Registrant as Specified in Charter)

290 Woodcliff Drive

Fairport, NY 14450

(Address of Principal Executive Offices, Zip Code)

585-325-6880

(Registrant’s Telephone Number, including Area Code)

Paul J. Battaglia

c/o Manning & Napier Funds Trust

290 Woodcliff Drive

Fairport, NY 14450

(Name and Address of Agent for Service)

Copies to:

Timothy W. Levin, Esquire

Morgan, Lewis, & Bockius, LLP

2222 Market St.

Philadelphia, PA 19103-3007

and

Sean Graber, Esquire

Morgan, Lewis, & Bockius, LLP

2222 Market St.

Philadelphia, PA 19103-3007

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

SUBJECT TO COMPLETION

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED

Preliminary Prospectus Dated August 14, 2026

Prospectus

[DATE]

www.manning-napier.com

MANNING & NAPIER FUNDS TRUST

Callodine BDC Income ETF
Principal Listing Exchange: [XX]	Ticker Symbol: [XX]

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

Manning & Napier Funds Trust

Callodine BDC Income ETF

Summary Section

Investment Objective

The Callodine BDC Income ETF (the “Fund”) seeks to provide strong risk-adjusted total returns.

Fees and Expenses

This table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid
directly from your investment)	[None]
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	[XX]%
Other Expenses[1]	[XX]%
Acquired Fund Fees and Expenses (AFFE)[2]	[XX]%
Total Annual Fund Operating
Expenses[3]	[XX}%
Less Fee Waiver and/or
Expense Reimbursement[3]	[XX]%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	[XX]%

[1]	Other Expenses are based on estimated amounts for the current fiscal year.

[2]	AFFE are indirect fees and expenses that the Fund incurs from investing in shares of other investment vehicles, including in shares of other mutual funds, exchange-traded funds and business development companies (“BDCs”), and are estimated for the current fiscal year.

3	[Pursuant to an expense limitation agreement, Manning & Napier Advisors, LLC (the “Advisor”) has contractually agreed to limit its fees and reimburse expenses to the extent necessary so that the total annual fund operating expenses, exclusive of Distribution and Service (12b-1) Fees and AFFE (“excluded expenses”), do not exceed [XX]% of the average daily net assets. These contractual waivers are expected to continue indefinitely, and may not be amended or terminated by the Advisor without the approval of the Fund’s Board of Trustees. The Advisor may recoup from the Fund the difference between the Fund’s total direct annual fund operating expenses, not including excluded expenses, and the Fund’s contractual expense limit to recoup all or a portion of its prior fee waivers or expense reimbursements made during the rolling three-year period (i.e., the three year period following a waiver or reimbursement) preceding the recoupment if at any point the total direct annual fund operating expenses, not including excluded expenses, are below the contractual expense limit (a) at the time of the fee waiver and/or expense reimbursement and (b) at the time of the recoupment.]

Example

The Example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the Advisor’s contractual waivers). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

AFTER 1 YEAR	AFTER 3 YEARS
$[XX]	$[XX]

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the performance of the Fund. During the most recent fiscal year, the Predecessor Fund’s (as defined in “Summary of Past Performance” below) portfolio turnover rate was [XX]% of the average value of its portfolio.

Principal Investment Strategies

The Fund is an actively-managed exchange-traded fund (“ETF”). Under normal circumstances, the Fund invests at least 80% of its net assets, plus borrowings for investment purposes, in securities of business development companies (“BDCs”) that elect to be regulated as business development companies under the Investment Company Act of 1940, as amended (the “1940 Act”). This investment policy may be changed by the Fund upon 60 days’ written notice to the shareholders.

For purposes of the Fund’s 80% policy, the Fund defines securities of BDCs as common stock and preferred stock issued by BDCs, debt securities issued by BDCs, including bonds, notes, and debentures, as well as securities of exchange-traded funds (“ETFs”) and closed-end funds that themselves invest primarily in BDCs or the debt obligations of BDCs. The Fund intends to primarily invest in equity securities of publicly traded BDCs.

Although the Fund intends to invest primarily in dividend-paying equity securities of BDCs, Callodine Capital Management, LP (“Callodine”), one of the Fund’s sub-advisors, also seeks to invest in equity securities of BDCs that it believes are fundamentally undervalued. Such companies may be undervalued due to a variety of reasons, including adverse market reactions to macroeconomic events, perceived unfavorable industry dynamics, poor short term business performance due to cyclical or company specific factors, or short-term dislocations in capital flows or changes in management.

In pursuing the Fund’s investment objective, Callodine employs both a bottom-up analysis, focused on individual company fundamentals and a top-down analysis, focused on macro-economic and market-project strategy selection. Callodine’s investment process combines fundamental research and analysis with behavioral and market-based considerations informed by the experience and insight of the investment team. The team’s experience spans a range of market sectors, time frames (e.g., market cycles) and investment environments, which Callodine believes enhances its understanding of targeted-industry dynamics and company fundamentals, relevant to the Fund’s investment strategy.

The Fund’s investment process is designed to leverage Callodine’s fundamental research capabilities. Callodine uses a disciplined, multi-staged investment process, which generally consists of the following steps:

1.	Source Ideas. Callodine evaluates potential investment opportunities by assessing upside and downside scenarios, industry trends, and cyclical dislocation and valuations. Callodine also performs quantitative, fundamental and credit analysis across the investment universe to identify securities that merit further review (the “Focus List”).

2.	Research and Model. Callodine conducts a detailed analytical review of the companies included on the Focus List. This analysis can include, among other factors, evaluation of the quality of the assets owned by the BDC (e.g., seniority within the capital structure, industry exposure, underwriting standards and self-origination capabilities), the liabilities used to fund the assets (e.g., debt-to-equity ratios, capital structure, financial terms and available liquidity), and the BDC’s operational capabilities, including its ability to manage periods of elevated loan restructuring during a default cycle). Callodine also analyzes market risks, capital flows and technical factors.

3.	Portfolio Construction and Investment Selection. Callodine examines portfolio level risk considerations such as volatility and covariance factors (i.e., the degree to which the price and return of the Fund’s individual BDC holdings may move in relation to one another given the Fund’s concentrated portfolio), valuation and momentum factors, position sizing and the expected time horizon for value realization. Callodine may consider selling a security if it no longer aligns with the Fund’s investment strategy, it reaches Callodine’s target sell price, or if Callodine identifies a more attractive investment opportunity.

The Fund’s total return consists of income received from dividends and other distributions paid by the BDCs in which the Fund invests, together with any appreciation (or depreciation) in the market value of those investments. “Risk-adjusted” means the Fund seeks to generate attractive total returns relative to the level of risk assumed to achieve them, rather than seeking to maximize returns without regard to risk.

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The Fund is classified as “non-diversified,” which means that it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund.

[The Advisor has engaged [XX] to serve as a sub-advisor to the Fund (XX or the “Trading Sub-Advisor”). [XX] is responsible for [some or all of] trading portfolio securities for the Fund, including selecting broker-dealers to execute purchase and sale transactions or in connection with any rebalancing or reconstitution of the portfolio, pre- and post-trade compliance, and monitoring of Fund trading activity, subject to the oversight of the Advisor and the Board of Trustees.]

Principal Risks of Investing in the Fund

As with all ETFs, there is no guarantee that the Fund will achieve its investment objective. You could lose money by investing in the Fund.

BDC risk — BDCs are a type of closed-end investment company regulated under the 1940 Act. BDCs generally invest in less mature private companies or thinly traded U.S. public companies which involve greater risk than well-established publicly-traded companies. Generally, little public information exists for private and thinly traded companies in which a BDC may invest and there is a risk that investors may not be able to make a fully informed evaluation of a BDC and its portfolio of investments. Fund shareholders will indirectly bear the Fund’s proportionate share of any management and other operating expenses, and of any performance based or incentive fees, charged by the BDCs in which the Fund invests, in addition to the fees and expenses that Fund shareholders directly bear in connection with the Fund’s own operations. BDC shares are not redeemable at the option of the BDC shareholder and, as with shares of other closed-end funds, they may trade in the secondary market at a discount or premium to their net asset value.

Management risk — The value of your investment may decline if Callodine’s judgments about the attractiveness, relative value or potential appreciation of a particular security or strategy prove to be incorrect.

Market risk — Because the Fund invests in equity investments, the value of your investment will fluctuate in response to stock market movements. This means that you could lose money on your investment in the Fund or the Fund could underperform if any of the following occurs:

●	U.S. and/or foreign stock markets decline.

●	An adverse event, such as an unfavorable earnings report, depresses the value of one or more of the Fund’s portfolio holdings.

●	An epidemic, pandemic or natural disaster, or widespread fear that such events may occur, negatively affects the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests.

Dividend-paying investments risk — The Fund’s investments in dividend-paying securities could cause the Fund to underperform other funds. Securities that pay dividends, as a group, can fall out of favor with the market, causing such securities to underperform securities that do not pay dividends. Depending upon market conditions and political and legislative responses to such conditions, dividend-paying securities that meet the Fund’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors. In addition, issuers that have paid regular dividends or distributions to shareholders may not continue to do so at the same level or at all in the future.

Non-diversified risk — The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible to a single adverse economic or political occurrence affecting one or more of these issuers and may experience increased volatility due to its investments in those securities. If the securities in which the Fund invests perform poorly, the Fund could incur greater losses than it would have had it invested in a greater number of securities. However, the Fund intends to satisfy the asset diversification requirements for qualification as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”).

Equity Securities Risk —The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the markets in which the issuers of securities held by the Fund participate, or factors relating to specific issuers in which the Fund invests. The prices of common stock and other equity securities may fall over short or extended periods of time. Equity securities are subordinated to preferred securities and debt in a company’s capital structure with respect to priority to a share of corporate income and upon the liquidation or bankruptcy of the issuing company, and therefore will be subject to greater dividend risk than preferred securities or debt instruments. In

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addition, while broad market measures of equity securities have historically generated higher average returns than fixed income securities, equity securities have generally also experienced significantly more volatility in those returns.

Fixed Income Securities Risk — The price of fixed-income securities responds to economic developments, particularly interest rate changes, as well as to perceptions about the credit risk of individual issuers. Rising interest rates generally will cause the price of bonds and other fixed-income debt securities, such as notes and debentures, to fall. Falling interest rates may cause an issuer to redeem, call or refinance a security before its stated maturity, which may result in a Fund having to reinvest the proceeds in lower yielding securities. Very low interest rates, including rates that fall below zero (where banks charge for depositing money), may detract from a Fund’s performance and its ability to maintain positive returns to the extent the Fund is exposed to such interest rates. To the extent a Fund holds an investment with a negative interest rate to maturity, the Fund would generate a negative return on that investment.

Operational Risk — The Fund is exposed to operational risk arising from a number of factors, including human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or system failures.

New fund risk — Because the Fund is new, investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategy, may not employ a successful investment strategy, or may fail to attract sufficient assets under management to realize economies of scale, any of which could result in the Fund being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Such liquidation could have negative tax consequences for shareholders and will cause shareholders to incur expenses of liquidation.

Risks of Investing in Other Investment Companies — Because the Fund invests in other investment companies, such as BDCs, ETFs and closed-end funds, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities held by such other investment companies. As a shareholder of another investment company, the Fund relies on that investment company to achieve its investment objective. If the investment company fails to achieve its objective, the value of the Fund’s investment could decline, which could adversely affect the Fund’s performance. By investing in another investment company, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses of the other investment company, in addition to the fees and expenses that Fund shareholders directly bear in connection with the Fund’s own operations.

ETF Risks — The Fund is an ETF and, as a result of this structure, it is exposed to the following risks:

●	Trading Risk — Shares of the Fund may trade on [LISTING EXCHANGE] (the “Exchange”) above or below their NAV. The NAV of shares of the Fund will fluctuate with changes in the market value of the Fund’s holdings. In addition, although the Fund’s shares are currently listed on the Exchange, there can be no assurance that an active trading market for shares will develop or be maintained. Trading in Fund shares may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares of the Fund inadvisable.
●	Not Individually Redeemable – The Fund’s shares are not individually redeemable by retail investors and may be redeemed from the Fund only by Authorized Participants at net asset value (“NAV”) in large blocks known as “Creation Units.” An Authorized Participant may incur brokerage costs purchasing enough shares to constitute a Creation Unit.
●	Market Price Variance Risk – The market prices of Fund shares will fluctuate in response to changes in NAV and supply and demand for shares and will include a bid-ask spread charged by the exchange specialists, market makers, or other participants that trade the particular security. There may be times when the market price and the NAV vary significantly, particularly in times of market stress. In stressed market conditions, the market for an ETF’s shares may become less liquid in response to deteriorating liquidity in the markets for the ETF’s underlying portfolio holdings, which means that shares may trade at a premium or discount to NAV and could lead to wider bid/ask spreads.
●	Costs of Buying or Selling Shares – Due to the costs of buying or selling shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of shares may significantly reduce investment results and an investment in shares may not be advisable for investors who anticipate regularly making small investments.

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●	Limited Authorized Participants, Market Makers and Liquidity Providers Risk — Because the Fund is an ETF, only a limited number of institutional investors (known as “Authorized Participants”) are authorized to purchase and redeem shares directly from the Fund. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Fund shares may trade at a material discount to net asset value (“NAV”) and possibly face delisting: (i) Authorized Participants exit the business or otherwise become unable to process creation and/or redemption orders and no other Authorized Participants step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
●	[Cash Transactions Risk – Like other ETFs, the Fund sells and redeems its shares only in large blocks called Creation Units and only to “Authorized Participants.” Unlike many other ETFs, however, the Fund expects to effect its creations and redemptions at least partially for cash, rather than in-kind securities. Thus, an investment in the Fund may be less tax-efficient than an investment in other ETFs as the Fund may recognize a capital gain that it could have avoided by making redemptions in-kind. As a result, the Fund may pay out higher capital gains distributions than ETFs that redeem in-kind. Further, paying redemption proceeds at least partially in cash rather than through in-kind delivery of portfolio securities may require the Fund to dispose of or sell portfolio investments to obtain the cash needed to distribute redemption proceeds at an inopportune time.]

The risks above could contribute to a decline in the value of the Fund’s investments and, consequently, the share price of the Fund.

Summary of Past Performance of the Fund

The Fund acquired substantially all of the assets of another investment vehicle, Callodine BDC Income Fund, LP (the “Predecessor Fund”) on [DATE], 2026 in exchange for shares of the Fund, and the Fund commenced operations on such date. [The Predecessor Fund’s Series A Interests and Series SI

Interests were reorganized into the Fund shares on this date.] Accordingly, the performance shown in the bar chart and performance table below prior to [DATE], 2026 is the performance of the Predecessor Fund. The Predecessor Fund, which was a private investment company, was managed by Callodine using investment policies, objectives, guidelines and restrictions that were in all material respects equivalent to those of the Fund. However, the Predecessor Fund was not a registered fund, and therefore was not subject to the same investment and tax restrictions as the Fund. If the Predecessor Fund operated as a registered fund, the Predecessor Fund’s performance may have been lower. The Predecessor Fund’s fees and expenses were [higher] than the fees and expenses of the Fund’s shares.  Accordingly, the performance in the bar chart and performance table for the Fund’s shares is the Predecessor Fund’s performance.

The bar chart and average annual total return table provide some indication of the risks of investing in the Fund. The bar chart shows the variability in the performance of the Fund by showing changes in the performance of the Predecessor Fund from year to year. The total return table shows how the average annual total returns for the Predecessor Fund for different periods compare to those of a broad-based securities index, which is described below in the “More Information About the Fund’s Benchmark Index” section below.

Prior performance represents historical performance of the Predecessor Fund and is not the Fund’s performance, nor is it indicative of the Fund’s future performance. Quarterly updated performance information of the Fund is available at [www.manning-napier.com.]

CALENDAR YEARS ENDED DECEMBER 31

[XX]%

[YEAR]

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Quarterly Returns

Highest (quarter ended [XX/XX/XXXX]): [XX]%

Lowest (quarter ended [XX/XX/XXXX]): [(XX)]%

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, [YEAR]

	1 Year	Since Inception[1]
Return Before Taxes	[XX]%	[XX]%
[Return After Taxes on Distributions]	[XX]%	[XX]%
[Return After Taxes on Distributions and Sale of Fund Shares]	[XX]%	[XX]%
Indices: (reflects no deduction for fees, expenses or taxes)
[S&P 500 Index]	[XX]	[XX]

1Performance numbers for the Predecessor Fund and the indices are calculated from [DATE], the inception date of [the Series A interests and Series SI interests] of the Predecessor Fund.

[The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.]

Investment Advisor and Sub-Advisors

The investment advisor of the Fund is Manning & Napier Advisors, LLC. The investment sub-advisors of the Fund are Callodine Capital Management, LP and [TRADING SUB-ADVISER].

Portfolio Managers

James Morrow

Chief Investment Officer, Callodine, has managed the Fund since its inception in [2026], and managed the Predecessor Fund since its inception in 2020. Mr. Morrow is primarily responsible for the day-to-day management of the Fund.

Purchase and Sale of Fund Shares

The Fund issues shares to (or redeems shares from) certain institutional investors known as “Authorized Participants” (typically market makers or other broker-dealers) only in large blocks of [XX] shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a portfolio of in-kind securities designated by the Fund and/or cash.

Individual shares of the Fund may only be purchased and sold on the Exchange, other national securities exchanges electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund shares trade at market prices rather than at NAV, Fund shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) (the “bid-ask spread”). When available, recent information regarding the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads will be available at [WEBSITE].

Tax Information

The distributions made by the Fund generally are taxable, and will be taxed as qualified dividend income, ordinary income or capital gains. If you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, you will generally not be subject to federal income taxation on Fund distributions until you begin receiving distributions from your tax-deferred arrangement. You should consult your tax advisor regarding the rules governing your tax-deferred arrangement.

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Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund’s shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

More Information About the Fund’s

Principal Investment Strategies and Principal Risks

More Information About the Fund’s Principal Investments

Equity securities — Equity securities are primarily common stocks and preferred stock of publicly traded companies, including BDCs.

Business development companies (BDCs) — BDCs are a type of closed-end fund regulated under 1940 Act. BDCs typically invest in and lend to small- and medium-sized private companies that may lack access to public equity markets for capital raising. The 1940 Act imposes certain constraints upon the operations of a BDC. For example, BDCs are required to invest at least 70% of their total assets primarily in securities of private companies or thinly traded U.S. public companies, cash, cash equivalents, U.S. government securities and high quality debt investments that mature in one year or less. Additionally, BDCs must make available significant managerial assistance to their portfolio companies. BDCs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Internal Revenue Code. BDCs have expenses associated with their operations. Accordingly, the Fund will indirectly bear its proportionate share of any management and other expenses, and of any performance based fees, charged by the BDCs in which it invests.

With respect to the Fund’s 80% policy as discussed above, the Fund will treat securities of ETFs and closed-end funds that themselves invest primarily in BDCs or the debt obligations of BDCs as securities of BDCs.

Preferred stock — Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. In addition, preferred stock may not carry voting rights.

More Information About the Fund’s Principal Risks

BDC risk — BDCs are a type of closed-end investment company regulated under the 1940 Act. BDCs generally invest in less mature private companies or thinly traded U.S. public companies which involve greater risk than well-established publicly-traded companies. Generally, little public information exists for private and thinly traded companies in which a BDC may invest and there is a risk that investors may not be able to make a fully informed evaluation of a BDC and its portfolio of investments. Fund shareholders will indirectly bear the Fund’s proportionate share of any management and other operating expenses, and of any performance based or incentive fees, charged by the BDCs in which the Fund invests, in addition to the fees and expenses that Fund shareholders directly bear in connection with the Fund’s own operations. BDC shares are not redeemable at the option of the BDC shareholder and, as with shares of other closed-end funds, they may trade in the secondary market at a discount or premium to their net asset value.

Management risk — The investment performance of the Fund depends largely on the skill of key personnel and investment professionals of Callodine. Callodine will apply investment techniques and risk analyses in making investment decisions for the Fund and there can be no guarantee that these will produce the desired results. The Fund’s investment strategies permit investments to be made in a broad range of issuers, securities and transactions. Within these parameters, Callodine will make investment decisions for the Fund as it deems appropriate. No assurance can be given that the Fund will be successful in obtaining suitable investments, or that if such investments are made, the objectives of the Fund will be achieved.

Market risk — The risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector or the equity or bond market as a whole. Markets for securities in which the Fund invests may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value,

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public perceptions concerning these developments, and adverse investor sentiment or publicity. Similarly, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken worldwide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. The impact of the COVID-19 pandemic may be short term or may last for an extended period of time, and in either case could result in a substantial economic downturn or recession.

Dividend-paying investments risk — The Fund’s investments in dividend-paying securities could cause the Fund to underperform other funds that invest in similar asset classes but employ a different investment style. Securities that pay dividends, as a group, can fall out of favor with the market, causing such securities to underperform securities that do not pay dividends. Depending upon market conditions and political and legislative responses to such conditions, dividend-paying securities that meet the Fund’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors. To the extent that dividend-paying securities are concentrated in only a few market sectors, the Fund may be subject to the risks of volatile economic cycles and/or conditions or developments that may be particular to a sector to a greater extent than if its investments were diversified across different sectors. In addition, issuers that have paid regular dividends or distributions to shareholders may not continue to do so at the same level or at all in the future. A sharp rise in interest rates or an economic downturn could cause an issuer to abruptly reduce or eliminate its dividend. This may limit the ability of the Fund to produce current income.

Non-diversified risk — The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible to a single adverse economic or political occurrence affecting one or more of these issuers and may experience increased volatility due to its investments in those securities. If the securities in which the Fund invests perform poorly, the Fund could incur greater losses than it would have had it invested in a greater number of securities. However, the Fund intends to satisfy the asset diversification requirements for qualification as a RIC under Subchapter M of the Internal Revenue Code.

Equity Securities Risk — The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the markets in which the issuers of securities held by the Fund participate, or factors relating to specific issuers in which the Fund invests. The price of common stocks and other equity securities may fall over short or extended periods of time. Common stock prices are sensitive to general movements in the equity markets, and a drop in the equity markets may cause the price of common stocks held by the Fund to decrease in value. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments, and the prices of securities issued by such companies may suffer a decline in response. Equity securities are subordinated to preferred securities and debt in a company’s capital structure with respect to priority to a share of corporate income and upon the liquidation or bankruptcy of the issuing company, and therefore will be subject to greater dividend risk than preferred securities or debt instruments. In addition, while broad market measures of equity securities have historically generated higher average returns than fixed income securities, equity securities have generally also experienced significantly more volatility in those returns.

Fixed Income Securities Risk — The price of fixed-income securities responds to economic developments, particularly interest rate changes, as well as to perceptions about the credit risk of individual issuers. Rising interest rates generally will cause the price of bonds and other fixed-income debt securities, such as notes and debentures, to fall. Falling interest rates may cause an issuer to redeem, call or refinance a security before its stated maturity, which may result in a Fund having to reinvest the proceeds in lower yielding securities. Very low interest rates, including rates that fall below zero (where banks charge for depositing money), may detract from a Fund’s performance and its ability to maintain positive returns to the extent the Fund is exposed to such interest rates. To the extent the Fund holds an investment with a negative interest rate to maturity, the Fund would generate a negative return on that investment. Bonds and other fixed-income debt securities are subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a fixed-income security will fail to make timely payments of principal or interest and the security will go into default. Loans and other direct indebtedness involve the risk that a Fund will not receive payment of principal, interest and other amounts due in connection with these investments, which depend primarily on the financial condition of the borrower.

Operational Risk — The Fund is exposed to operational risk arising from a number of factors, including human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or system failures.

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New fund risk — Because the Fund is new, investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategy, may not employ a successful investment strategy, or may fail to attract sufficient assets under management to realize economies of scale, any of which could result in the Fund being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Such liquidation could have negative tax consequences for shareholders and will cause shareholders to incur expenses of liquidation.

Risks of Investing in Other Investment Companies — Because the Fund invests in other investment companies, such as BDCs, ETFs and closed-end funds, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities held by such other investment companies. As a shareholder of another investment company, the Fund relies on that investment company to achieve its investment objective. If the investment company fails to achieve its objective, the value of the Fund’s investment could decline, which could adversely affect the Fund’s performance. By investing in another investment company, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses of the other investment company, in addition to the fees and expenses that Fund shareholders directly bear in connection with the Fund’s own operations.

ETF Risks — The Fund is an ETF and, as a result of this structure, it is exposed to the following risks:

●	Trading Risk — Shares of the Fund may trade on [LISTING EXCHANGE] (the “Exchange”) above or below their NAV. The NAV of shares of the Fund will fluctuate with changes in the market value of the Fund’s holdings. In addition, although the Fund’s shares are currently listed on the Exchange, there can be no assurance that an active trading market for shares will develop or be maintained. Trading in Fund shares may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares of the Fund inadvisable.

●	Not Individually Redeemable — The Fund’s shares are not individually redeemable by retail investors and may be redeemed from the Fund only by Authorized Participants at net asset value (“NAV”) in large blocks known as “Creation Units.” An Authorized Participant may incur brokerage costs purchasing enough shares to constitute a Creation Unit.

●	Market Price Variance Risk — The market prices of Fund shares will fluctuate in response to changes in NAV and supply and demand for shares and will include a bid-ask spread charged by the exchange specialists, market makers, or other participants that trade the particular security. There may be times when the market price and the NAV vary significantly, particularly in times of market stress. In stressed market conditions, the market for an ETF’s shares may become less liquid in response to deteriorating liquidity in the markets for the ETF’s underlying portfolio holdings, which means that shares may trade at a premium or discount to NAV and could lead to wider bid/ask spreads.

●	Costs of Buying or Selling Shares — Investors buying or selling shares of the Fund in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares. In addition, secondary market investors will also incur the cost of the difference between the price that an investor is willing to pay for shares (the “bid” price) and the price at which an investor is willing to sell shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid/ask spread.” The bid/ ask spread varies over time for shares based on trading volume and market liquidity and is generally lower if the Fund’s shares have more trading volume and market liquidity and higher if the Fund’s shares have little trading volume and market liquidity. Further, increased market volatility may cause increased bid/ask spreads. Due to the costs of buying or selling shares of the Fund, including bid/ask spreads, frequent trading of such shares may significantly reduce investment results and an investment in the Fund’s shares may not be advisable for investors who anticipate regularly making small investments.

●	Limited Authorized Participants, Market Makers and Liquidity Providers Risk — Because the Fund is an ETF, only a limited number of institutional investors (known as “Authorized Participants”) are authorized to purchase and redeem shares directly from the Fund. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Fund shares may trade at a material discount to net asset value (“NAV”) and possibly face delisting: (i) Authorized Participants exit the business or otherwise become unable to process creation and/or redemption orders and no other Authorized Participants step forward to perform these services, or (ii) market makers and/or liquidity providers exit

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the business or significantly reduce their business activities and no other entities step forward to perform their functions.

●	[Cash Transactions Risk — Like other ETFs, the Fund sells and redeems its shares only in large blocks called Creation Units and only to “Authorized Participants.” Unlike many other ETFs, however, the Fund expects to effect its creations and redemptions at least partially for cash, rather than in-kind securities. Thus, an investment in the Fund may be less tax-efficient than an investment in other ETFs as the Fund may recognize a capital gain that it could have avoided by making redemptions in-kind. As a result, the Fund may pay out higher capital gains distributions than ETFs that redeem in-kind. Further, paying redemption proceeds at least partially in cash rather than through in-kind delivery of portfolio securities may require the Fund to dispose of or sell portfolio investments to obtain the cash needed to distribute redemption proceeds at an inopportune time.]

Defensive Investing

The Fund may depart from its principal investment strategies by taking temporary defensive positions in response to adverse market, economic or political conditions. During such times, the Fund may invest up to 100% of its assets in cash, cash equivalents or other high quality short-term investments. If the Fund takes a temporary defensive position, it may be unable to achieve its investment objective.

Investment Strategy and Objective

The investment strategy of the Fund is to invest, under normal circumstances, at least 80% of its assets in securities of BDCs. The Fund will notify its shareholders at least sixty days prior to any change in its investment strategy to invest in securities of BDCs.

The Fund’s Board of Directors may change the Fund’s investment objective without obtaining the approval of the Fund’s shareholders. The Fund may not succeed in achieving its investment objective.

More Information About the Fund’s Benchmark Indices

The following information relates to the [S&P 500 Index] referred to in the Performance Information section of this prospectus. Index data provided is not a representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent. Index returns do not reflect any fees or expenses. You cannot invest directly in an index.

Index data comes from third parties (“Third Party Content”). The Advisor’s, Callodine’s and Fund’s use of Third-Party Content shall not be construed as an endorsement of or affiliation with any Third-Party Content provider.

Some additional disclosures for our Third-Party Content providers are set forth below:

[S&P]

The S&P 500 Index is an unmanaged, capitalization-weighted measure comprised of 500 leading U.S. companies to gauge U.S. large cap equities. The Index returns do not reflect any fees or expenses. Dividends are accounted for on a monthly basis. Index returns provided by Bloomberg.

Index data referenced herein is the property of S&P Dow Jones Indices LLC, a division of S&P Global Inc., its affiliates (“S&P”) and/or its third party suppliers and has been licensed for use by Manning & Napier. S&P and its third party suppliers accept no liability in connection with its use. Data provided is not a representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and S&P shall not have any liability for any errors, omissions, or interruptions of any index or the data included therein. For additional disclosure information, please see: [https://go.manning-napier.com/benchmark-provisions.]

Management

The Advisor

The Fund’s advisor is Manning & Napier Advisors, LLC, 290 Woodcliff Drive, Fairport, New York 14450 (“Manning & Napier” or the “Advisor”). Manning & Napier is registered as an investment advisor with the SEC. The Advisor has claimed an exclusion from the definition of the term “commodity pool operator” (CPO) under the Commodity Exchange Act (CEA) with respect to the Fund. Therefore, the Advisor is not expected to be subject to registration or regulation under the CEA.

As of [XX], 2026, Manning & Napier managed $[XX] billion for individual and institutional investors. [The Advisor is responsible for the day-to-day portfolio management of the Fund and generally oversees the Fund’s overall business affairs, service providers and officers. In addition, the Advisor oversees Callodine to ensure its compliance with the investment objective, policies, strategies, and restrictions of the Fund, and monitors Callodine’s adherence to its investment style. The Advisor also oversees the performance of [XXXX, the Fund’s trading sub-advisor.]

The Sub-Advisors

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Callodine Capital Management

Callodine Capital Management, LP, Two International Place, Suite 1830, Boston, MA 02110 (Callodine) serves as one of the Fund’s sub-advisors. Callodine is registered as an investment advisor with the SEC. Callodine is an affiliate of the Advisor due to the fact that they are under common control of the same ultimate parent company.

As of [XX], 2026, Callodine personnel managed $[XX] million for individual and institutional investors. [Callodine formulates and implements an investment program for the Fund which includes determining which securities should be bought and sold.]

[Trading Sub-Advisor Name]

[Name of trading sub-advisor], [address of trading sub-advisor] ([XX], and together with Callodine, the Sub-Advisors), serves as one of the Fund’s sub-advisors. [XX] is registered as an investment advisor with the SEC.

As of [XX], 2026, [XX] personnel managed $[XX]. [XX] is responsible for trading portfolio securities for the Fund, including selecting broker-dealers to execute purchase and sale transactions or in connection with any rebalancing or reconstitution of the portfolio, pre- and post-trade compliance, and monitoring of Fund trading activity, subject to the oversight of the Advisor and the Board.

Portfolio Manager

James Morrow, Chief Investment Officer, Callodine

Mr. Morrow is the founder and CEO of Callodine Group, LLC, the parent entity of Callodine. Mr. Morrow has managed the Fund since its inception in [2026] and managed the Predecessor Fund since its inception in 2020. Mr. Morrow is primarily responsible for the day-to-day management of the Fund. [Previous positions held in the last five years: Chief Investment Officer, Callodine; portfolio manager, Fidelity Investments (FMRCo).]

The Statement of Additional Information (SAI) contains additional information about the Fund’s portfolio manager, including the structure of his compensation, his role in managing other accounts, and his ownership of securities in the Fund.

Manager-of-Managers Structure

Subject to the receipt of the U.S. Securities and Exchange Commission (“SEC”) exemptive order described below, the Advisor will act as the manager of managers of the Fund and is responsible for the investment performance of the Fund, because it will allocate the Fund’s assets to one or more sub-advisors and recommend hiring or changing sub-advisors to the Board. The “manager of managers” structure enables the Fund to operate with greater efficiency by not incurring the expenses and delays associated with obtaining shareholder approval of a sub-advisory agreement. The structure does not permit the investment advisory fee paid by the Fund to the Advisor to be increased or the Advisor’s obligations under the Fund’s investment advisory agreement, including the Advisor’s responsibility to monitor and oversee the sub-advisory services furnished to the Fund, to be materially changed without shareholder approval. Furthermore, any sub-advisory agreement with affiliates of the Fund or the Advisor, except for sub-advisory agreements with a direct or indirect wholly-owned subsidiary of the Advisor or any parent company of the Advisor (a “Wholly-Owned Sub-advisor”), will require shareholder approval. The Advisor has ultimate responsibility (subject to oversight by the Board) to oversee the sub-advisor and recommend its hiring, termination, and replacement.

Multi-Manager Exemptive Order

As referenced above, the Fund and the Advisor intend to apply for an exemptive order from the SEC, which if approved, will permit the Advisor, subject to certain conditions, to select a new sub-advisor, including a Wholly-Owned Sub-advisor, for the Fund with the approval of the Board but without obtaining shareholder approval. There is no assurance that the multi-manager exemptive relief will be granted. Any change to a sub-advisory agreement that would result in an increase in the total management and advisory fee payable by the Fund is required to be approved by the shareholders of the Fund. The “manager of managers” structure enables the Fund to operate with greater efficiency by not incurring the expense and delays associated with obtaining shareholder approval of sub-advisory agreements. Subject to the foregoing, the order will also permit the Advisor to materially change the terms of the agreement with the sub-advisor or to continue the employment of a sub-advisor after an event that would otherwise cause the automatic termination of services. The order will also permit the Fund to disclose the fee paid to its sub-advisor only in the aggregate in its registration statement. This arrangement will be approved by the Board and the Fund’s initial shareholder. Within 90 days of the retention of a new sub-advisor for the Fund, shareholders of the Fund will receive notification of the change.

Management Fees

In return for the services it provides to the Fund, the Advisor receives an annual management fee of [XX]% of the Fund’s average daily net assets, which is computed daily and payable monthly by the Fund. [The Advisor has contractually agreed to limit its fees and reimburse expenses to the extent necessary so that the total annual fund operating expenses of the Fund, exclusive of Distribution and Service (12b-1) Fees and AFFE (“excluded expenses”), do not exceed [XX]% of the average daily net assets. These contractual waivers are expected to continue indefinitely, and may not be amended or terminated by the Advisor without the approval of the Fund’s Board of Trustees. The Advisor’s agreement to limit the Fund’s operating expenses does not apply to AFFE, which are expenses incurred by the Fund through its investments in other investment companies, including BDCs. The Advisor may

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recoup from the Fund the difference between the Fund’s total direct annual fund operating expenses, not including excluded expenses, and the Fund’s contractual expense limit to recoup all or a portion of its prior fee waivers or expense reimbursements made during the rolling three-year period (i.e., the three year period following a waiver or reimbursement) preceding the recoupment if at any point the total direct annual fund operating expenses, not including excluded expenses, are below the contractual expense limit (a) at the time of the fee waiver and/or expense reimbursement and (b) at the time of the recoupment.] The Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement line includes AFFE. The Fund’s Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement without AFFE is estimated to be [XX%] for the Fund.

In return for the services it provides to the Fund, the Sub-Advisors receive a fee from the Advisor out of the management fee the Advisor receives from the Fund.

A discussion regarding the basis for the Board of Trustees’ approval of the Fund’s investment advisory agreement and investment sub-advisory agreements will be available in the Fund’s first Form N-CSR or Form N-CSRS filing, when available.

Payments to Broker-Dealers and Other Financial Intermediaries

Distribution and Shareholder Service (12b-1) Fees

The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act that allows the Fund to pay distribution and/or service fees for the sale and distribution of Fund shares, and for services provided to shareholders. No Rule 12b-1 fees are currently paid by the Fund, and there are no plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, because these fees are paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The maximum annual Rule 12b-1 fee is 0.25% of the average daily net assets of the Fund.

The implementation of any payments under the distribution plan must be approved by the Board prior to implementation.

Payments by the Advisor and/or its Affiliates

The Advisor and/or its affiliates may use its own resources to engage in activities that may promote the sale of the Fund’s shares, including payments, or other forms of incentives such as discounted fees for products or services of affiliates, to third parties who provide services such as shareholder servicing, marketing support, and distribution assistance to the Fund. The level of payments made to financial intermediaries may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the Fund attributable to the financial intermediary, the particular type of

Fund, or other measures as agreed to in writing by the Advisor, the Distributor and/or their affiliates and the financial intermediaries or any combination thereof. The amount of these payments is determined at the discretion of the Advisor, the Distributor and/ or their affiliates from time to time and may be different for different financial intermediaries based on, for example, the nature of the services provided by the financial intermediary.

The Advisor may also, from its own resources, defray or absorb costs relating to distribution, including compensation of employees who are involved in distribution. These payments or discounts may be substantial but are paid or discounted by the Advisor or its affiliates, not by the Fund or its shareholders. Such payments may provide an incentive for the financial intermediary to make shares of the Fund available to its customers and may allow the Fund greater access to the financial intermediary’s customers, and may create a conflict of interest by influencing the financial intermediary to recommend the Fund over another investment.

Purchasing and Selling Fund Shares

Shares of the Fund are listed for trading on the Exchange. When you buy or sell the Fund’s shares on the secondary market, you will pay or receive the market price. You may incur customary brokerage commissions and charges and may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. The shares of the Fund will trade on the Exchange at prices that may differ to varying degrees from the daily NAV of such shares. A business day with respect to the Fund is any day on which the Exchange is open for business. The Exchange is generally open Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The Fund’s NAV is determined by dividing the total value of the Fund’s portfolio investments and other assets, less any liabilities, by the total number of shares outstanding. NAV is determined each business day, normally as of the close of regular trading of the Exchange (ordinarily 4:00 p.m., Eastern time).

In calculating NAV, the Fund generally values its investment portfolio at market price. If market prices are not readily available or they are unreliable, such as in the case of a security value that has been materially affected by events occurring after the relevant market closes, securities are valued at fair value. The Board has designated the Advisor as the Fund’s valuation designee to make all fair value determinations with respect to the Fund’s portfolio investments, subject to the Board’s oversight. The Advisor has adopted and implemented policies and

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procedures approved by the Board to be followed when making fair value determinations, and it has established a Valuation Committee through which the Advisor makes fair value determinations. The Advisor’s determination of a security’s fair value price often involves the consideration of a number of subjective factors and is therefore subject to the unavoidable risk that the value that is assigned to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available.

With respect to non-U.S. securities held by the Fund, the Advisor may take factors influencing specific markets or issuers into consideration in determining the fair value of a non-U.S. security. Foreign securities markets may be open on days when the U.S. markets are closed. In such cases, the value of any foreign securities owned by the Fund may be significantly affected on days when investors cannot buy or sell shares. In addition, due to the difference in times between the close of the foreign markets and the time as of which the Fund prices its shares, the value the Advisor assigns to securities may not be the same as the quoted or published prices of those securities on their primary markets or exchanges. In determining fair value prices, the Advisor may consider the performance of securities on their primary exchanges, foreign currency appreciation/depreciation, securities market movements in the United States, or other relevant information related to the securities.

There may be limited circumstances in which the Advisor would price securities at fair value for stocks of U.S. companies that are traded on U.S. exchanges – for example, if the exchange on which a portfolio security is principally traded closed early or if trading in a particular security was halted during the day and did not resume prior to the time the Fund calculated its NAV. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security will materially differ from the value that could be realized upon the sale of the security.

Investment Information

Excessive Trading

The Fund does not impose any restrictions on the frequency of purchases and redemptions of Creation Units; however, the Fund reserves the right to reject or limit purchases at any time as described in the SAI. When considering that no restriction or policy was necessary, the Board evaluated the risks posed by arbitrage and market timing activities, such as whether frequent purchases and redemptions would interfere with the efficient implementation of the Fund’s investment strategy, or whether they would cause the Fund to experience increased transaction costs. The Board considered that, unlike traditional mutual funds, shares of the Fund are issued and redeemed only in large quantities of shares known as Creation Units available only from the Fund directly to Authorized Participants, and that most trading in the Fund occurs on the Exchange at prevailing market prices and does not involve the Fund directly. Given this structure, the Board determined that it is unlikely that trading due to arbitrage opportunities or market timing by shareholders would result in negative impact to the Fund or its shareholders. In addition, frequent trading of the Fund’s shares by Authorized Participants and arbitrageurs is critical to ensuring that the market price remains at or close to NAV.

Communicating with Manning & Napier Funds Trust

By Phone: You can reach us at [XX] business days from 8:00 a.m. to 6:00 p.m. Eastern time. Telephone calls may be recorded.

By Mail:

Manning & Napier Funds Trust
[ADDRESS]

By Overnight Mail:

Manning & Napier Funds Trust
[ADDRESS]

Automated account information: You can obtain automated account information, such as share prices and account balances, 24 hours a day, 7 days a week, by calling [XX] or by logging into your account at [www.manning-napier.com.]

Disclosure of the Fund’s Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of their portfolio securities is available in the SAI.

The Fund discloses its portfolio holdings daily at [WEBSITE].

Dividends, Distributions, and Taxes

Dividends and Distributions

The Fund distributes its net investment income, if any, and makes distributions of its net realized capital gains, if any, at least annually. If you own shares of the Fund on the Fund’s record date, you will be entitled to receive the distribution.

The Fund may pay additional distributions and dividends at other times if necessary for the Fund to avoid incurring a federal income tax.

Unless you have instructed the Fund otherwise, capital gain distributions and dividends are reinvested in additional whole shares of the Fund purchased on the secondary market. Alternatively, you can instruct the Trust in writing or by telephone to have your capital gains and/or dividends paid in cash. To determine whether the dividend reinvestment service is available

13

and whether there is a commission or other charge for using this service, consult your broker. Brokers may require the Fund’s shareholders to adhere to specific procedures and timetables.

Taxes

The Fund intends to elect and intends to qualify each year for treatment as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code. If it meets certain minimum distribution requirements, a RIC is not subject to tax at the Fund level on income and gains from investments that are timely distributed to shareholders. However, the Fund’s failure to qualify as a RIC or to meet minimum distribution requirements would result (if certain relief provisions were not available) in Fund-level taxation and, consequently, a reduction in income available for distribution to shareholders.

Unless you are a tax-exempt entity or your investment in Fund shares is made through a tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when the Fund makes distributions, you sell Fund shares, and you purchase or redeem Creation Units (Authorized Participants only).

Tax Status of Distributions

●	The Fund intends to distribute, at least annually, substantially all of its net investment income and net capital gains income.

●	Dividends and distributions are generally taxable to you whether you receive them in cash or reinvest them in additional shares.

●	The income dividends you receive from the Fund may be taxed as either ordinary income or “qualified dividend income.” Dividends that are reported by the Fund as qualified dividend income are generally taxable to non-corporate shareholders at a maximum tax rate currently set at 20% (lower rates apply to individuals in lower tax brackets). Qualified dividend income generally is income derived from dividends paid to the Fund by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that the Fund receives in respect of stock of certain foreign corporations may be qualified dividend income if that stock is readily tradable on an established U.S. securities market. For such dividends to be taxed as qualified dividend income to a non-corporate shareholder, the Fund must satisfy certain holding period requirements with respect to the underlying stock and the non-corporate shareholder must satisfy holding period requirements with respect to his or her ownership of the Fund’s shares. Holding periods may be suspended for these purposes for stock that is hedged. Distributions that the Fund receives from an underlying fund taxable as a RIC will be treated as qualified dividend income only to the extent so reported by such underlying fund. Certain of the Fund’s investment strategies may limit its ability to make distributions eligible to be treated as qualified dividend income.

●	Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive from the Fund that are attributable to dividends received by the Fund from U.S. corporations, subject to certain limitations. Certain of the Fund’s investment strategies may limit its ability to make distributions eligible to be eligible for a dividends received deduction.

●	In general, your distributions are subject to federal income tax for the year in which they are paid. However, distributions paid in January but declared by the Fund to shareholders of record in October, November or December of the previous year will be treated as having been received by shareholders on December 31 of the calendar year in which declared, and thus may be taxable to you in the previous year.

●	You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your investment. This is known as “buying a dividend” and generally should be avoided by taxable investors.

●	The Fund (or your broker) will inform you of the amount and character of any distributions shortly after the close of each calendar year.

Tax Status of Share Transactions

Each sale of Fund shares or redemption of Creation Units will generally be a taxable event. Assuming a shareholder holds Fund shares as a capital asset, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than twelve months. Any capital gain or loss realized upon a sale of Fund shares held for twelve months or less is generally treated as short-term capital gain or loss. Any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent distributions of long-term capital gain were paid (or treated as paid) with respect to such shares. Any loss realized on a sale will be disallowed to the extent shares of the Fund are acquired, including through reinvestment of dividends, within a 61-day period beginning 30 days before and ending 30 days after the disposition of shares. The ability to deduct capital losses may be limited.

The cost basis of shares of the Fund acquired by purchase will generally be based on the amount paid for the shares and then

14

may be subsequently adjusted for other applicable transactions as required by the Code. The difference between the selling price and the cost basis of shares generally determines the amount of the capital gain or loss realized on the sale or exchange of shares. Contact the broker through whom you purchased your shares to obtain information with respect to the available cost basis reporting methods and elections for your account.

An Authorized Participant who exchanges securities for Creation Units generally will recognize gain or loss from the exchange. The gain or loss will be equal to the difference between: (i) the market value of the Creation Units at the time of the exchange plus any cash received in the exchange, and (ii) the Authorized Participant’s aggregate basis in the securities surrendered plus any cash paid for the Creation Units. An Authorized Participant who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between: (i) the Authorized Participant’s basis in the Creation Units, and (ii) the aggregate market value of the securities and the amount of cash received. The Internal Revenue Service (“IRS”), however, may assert that a loss that is realized upon an exchange of securities for Creation Units may not be currently deducted under the rules governing “wash sales” (for a person who does not mark-to-market their holdings), or on the basis that there has been no significant change in economic position. Authorized Participants should consult their own tax advisor with respect to whether wash sales rules apply and when a loss might be deductible.

The Fund may pay the redemption price for Creation Units at least partially with cash, rather than the delivery of a basket of securities. The Fund may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize investment income and/or capital gains or losses that it might not have recognized if it had completely satisfied the redemption in-kind. As a result, the Fund may be less tax efficient if it includes such a cash payment than if the in-kind redemption process was used.

Foreign Taxes

To the extent that the Fund invests in foreign securities, it may be subject to foreign withholding taxes with respect to dividends or interest the Fund receives from sources in foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. If more than 50% of the total assets of the Fund at the end of the Fund’s taxable year consists of foreign securities, the Fund will be eligible to elect to treat some of those taxes as a distribution to shareholders, which would allow shareholders to offset some of their U.S. federal income tax. The Fund (or your broker) will notify you if it makes such an election and provide you with the information necessary to reflect foreign taxes paid on your income tax return.

Net Investment Income Tax

U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% tax on all or a portion of their “net investment income,” which includes interest, dividends, and certain capital gains (including certain capital gain distributions and capital gains realized on the sale of shares of the Fund). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.

Non-U.S. Investors

If you are a nonresident alien individual or a foreign corporation, partnership, trust or estate, (i) the Fund’s ordinary income dividends distributed to you will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies but (ii) gains from the sale or other disposition of your shares of the Fund generally are not subject to U.S. taxation, unless you are a nonresident alien individual who is physically present in the U.S. for 183 days or more per year. The Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Foreign shareholders who fail to provide an applicable IRS form may be subject to backup withholding on certain payments from the Fund. Backup withholding will not be applied to payments that are subject to the 30% (or lower applicable treaty rate) withholding tax described in this paragraph. Different tax consequences may result if you are a foreign shareholder engaged in a trade or business within the United States or if you are a foreign shareholder entitled to claim the benefits of a tax treaty.

Backup Withholding

The Fund (or financial intermediaries, such as brokers, through which shareholders own shares) generally is required to withhold and to remit to the U.S. Treasury a percentage of the taxable distributions and the sale or redemption proceeds paid to any shareholder who fails to properly furnish a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify that the shareholder is not subject to such withholding.

The foregoing discussion summarizes some of the consequences under current U.S. federal income tax law of an investment in the Fund. It is not a substitute for personal tax advice. You also may be subject to state and local tax on Fund distributions and sales of Shares. Consult your personal tax advisor about the potential tax consequences of an investment in the Fund under all applicable tax laws.

This discussion is for general information only and is not tax advice. You should consult your own tax advisor regarding your particular circumstances, and about any federal, state, local and foreign tax consequences before making an investment in the

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Fund. Additional information about the tax consequences of investing in the Fund may be found in the SAI.

Additional Information

Continuous Offering

The method by which Creation Units are purchased and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Fund on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act of 1933 (the “Securities Act”), may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the Prospectus delivery and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Fund’s distributor, breaks them down into individual shares, and sells such shares directly to customers, or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares of the Fund. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares of the Fund, whether or not participating in the distribution of such shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the Securities Act is not available with respect to such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker dealer-firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with shares of the Fund that are part of an “unsold allotment”

within the meaning of Section 4(a)(3)(C) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to shares of the Fund are reminded that under Rule 153 under the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the Exchange is satisfied by the fact that the Fund’s Prospectus is available on the SEC’s electronic filing system. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

Premium/Discount Information

Information regarding how often the shares of the Fund traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund for various time periods can be found at [WEBSITE].

Contractual Arrangements

The Trust enters into contractual arrangements with various parties, including, among others, the Fund’s’ investment advisor, investment sub-advisors, custodian, transfer agent, accountants, administrator and distributor, who provide services to the Fund. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce the terms of the contractual arrangements against the service providers or to seek any remedy under the contractual arrangements against the service providers, either directly or on behalf of the Trust.

This prospectus and the SAI provide information concerning the Trust and the Fund that you should consider in determining whether to purchase shares of the Fund. The Fund may make changes to this information from time to time. Neither this prospectus, the SAI or any document filed as an exhibit to the Trust’s registration statement, is intended to, nor does it, give rise to an agreement or contract between the Trust or the Fund and any shareholder, or give rise to any contract or other rights in any individual shareholder, group of shareholders or other person other than any rights conferred explicitly by federal or state securities laws that may not be waived.

Financial Highlights

Because the Fund has not commenced operations as of the date of this prospectus, financial highlights are not available. The Predecessor Fund’s audited financial statements as of December 31, 2025 are attached as Appendix D, to the Fund’s SAI. Information about how to obtain the Fund’s SAI is available on the back cover of this prospectus.

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Manning & Napier Funds Trust

Callodine BDC Income ETF

Shareholder Reports, Financial Statements and the Statement of Additional Information (SAI)

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders and in Form N-CSR filed with the SEC. In the Fund’s annual report (once available), you will find a discussion of the market conditions and investment strategies that significantly affected the Series’ performance during its last fiscal year. In Form N-CSR, you will find the Fund’s annual and semi-annual financial statements. The SAI provides more detailed information about the Series. It is incorporated by reference into this prospectus, making it legally part of the prospectus.

How to Obtain the Shareholder Reports, Financial Statements, SAI, and Additional Information

●	You may obtain shareholder reports and the SAI or other information about the Fund, including its financial statements, without charge, by calling [XX] or sending written requests to Manning & Napier Funds Trust, [ADDRESS]. These documents are also available at [www.manning-napier.com.]

●	Shareholder reports, the prospectus, the SAI and other information about the Fund, including its financial statements, are available on the EDGAR Database on the Commission’s Internet site at http:// www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by sending an email request to publicinfo@sec.gov.

Shareholder Mailings

The Trust may send only one copy of the Fund’s prospectus and annual and semi-annual reports to certain shareholders residing at the same “household” for shareholders who have elected this option. This reduces Trust expenses, which benefits you and other shareholders. If you wish to change your “householding” option, please call 1-800-466-3863 or contact your financial intermediary.

The Trust also offers electronic delivery of certain documents. Direct shareholders can elect to receive shareholder reports, prospectus updates, and statements via e-delivery. For more information or to sign up for e-delivery, please visit the Trust’s website at [www.manning-napier.com.]

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If someone makes a statement about the Fund that is not in this prospectus, you should not rely upon that information. Neither the Fund nor its distributor is offering to sell shares of the Fund to any person to whom the Fund may not lawfully sell its shares.

Investment Company Act File No. 811-24190	[XX][XX], 2026

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SUBJECT TO COMPLETION

THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED

Preliminary Statement of Additional Information August 14, 2026

Manning & Napier Funds Trust

Statement of Additional Information dated [DATE], 2026

This Statement of Additional Information (“SAI”) is not a prospectus, but expands upon and supplements the information contained in the current Prospectus for the Fund listed below of Manning & Napier Funds Trust (the “Trust), dated [XX,XX], 2026, and should be read in conjunction with the Prospectus. You may obtain copies of the Fund’s current Prospectus from Manning & Napier Advisors, LLC, 290 Woodcliff Drive, Fairport, NY 14450 or by calling [PHONE NUMBER]. The Prospectus is also available online at [WEBSITE].

Because the Fund has not commenced operations as of the date of this SAI, audited financial statements are not available. The Predecessor Fund’s (as defined below) audited financial statements as of December 31, 2025 are attached as Appendix D to the SAI.

FUND

CALLODINE BDC INCOME ETF	[TICKER]

The Trust

The Trust is an open-end investment management company established under Delaware law as a Delaware statutory trust under a Declaration of Trust dated May 14, 2026. This SAI relates to the following series of the Trust: Callodine BDC Income ETF (the “Fund”). The Trust’s Board of Trustees (“Board” or “Board of Trustees”) may, at its own discretion, create additional series of shares (and classes of such series), each of which would have separate assets and liabilities. The Fund is the only current series of the Trust.

The Callodine BDC Income ETF acquired the assets and assumed the liabilities of the Callodine BDC Income Fund, LP (the “Predecessor Fund”), on [XX,XX], 2026 (the “Reorganization”), and is the successor to the accounting and performance information of the Predecessor Fund. The Predecessor Fund was a private fund that relied on an exclusion (the “Exclusion”) from the definition of an investment company contained in Section 3(c)(7) of the Investment Company Act of 1940, as amended (the “1940 Act”). Under the Exclusion, the Predecessor Fund did not register as an investment company with the Securities and Exchange Commission (the “SEC”) and was required to limit interests in the Predecessor Fund to certain eligible investors known as “qualified purchasers” (as defined in the 1940 Act). Callodine Capital Management, LP (“Callodine” or the “Sub-Advisor”), one of the investment sub-advisors of the Fund, was the investment advisor of the Predecessor Fund, and the Predecessor Fund had the same investment objective as the Fund, and had principal investment strategies and risks that were not materially different from those of the Fund.

The Fund operates as an ETF. Manning & Napier Advisors, LLC (the “Advisor”) serves as the investment adviser to the Fund. The Fund seeks to provide strong risk-adjusted total returns.

As an ETF, the Fund offers and issues shares at its net asset value (“NAV”) only in aggregations of a specified number of shares (each, a “Creation Unit”). The Fund generally offers and issues shares in exchange for a basket of securities (“Deposit Securities” together with the deposit of a specified cash payment (“Cash Component”)). The Trust reserves the right to permit or require the substitution of a “cash in lieu” amount (“Deposit Cash”) to be added to the Cash Component to replace any Deposit Security. The Fund’s shares are listed on [EXCHANGE NAME] (the “Exchange”) and trade on the Exchange at market prices. These prices may differ from the Fund’s NAV per share. The Fund’s shares are redeemable only in Creation Unit aggregations, and generally in exchange for portfolio securities and a specified cash payment.

Investment Objective

The Fund’s investment goal is described above and in its prospectus.

The investment objective of the Fund is non-fundamental and may be changed by the Board of Trustees without shareholder approval.

The principal investment strategy of the Fund is to invest, under normal circumstances, at least 80% of its assets (plus borrowings for investment purposes) in securities of BDCs that elect to be regulated as business development companies under the 1940 Act. The Fund will provide shareholders with at least 60 days’ notice prior to changing its 80% investment policy.

The Fund is non-diversified, as that term is defined under the 1940 Act, which means that it may invest a greater percentage of its total assets in the securities of fewer issuers than a “diversified” fund, which increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of Fund more than it would affect that of a “diversified” fund holding a greater number of investments. Accordingly, the value of the shares of the Fund may be more susceptible to any single economic, political or regulatory occurrence than the shares of a “diversified” fund would be.

Investment Policies and Risks

Except as explicitly stated otherwise, all investment policies of the Fund are non-fundamental and may be changed by the Board of Trustees without shareholder approval.

The Fund’s principal investment strategies and risks are described in its prospectus. The following discussion provides additional information about those principal investment strategies and related risks, as well as information about non-principal investment strategies (and related risks) that the Fund may utilize. Accordingly, an investment strategy (and related risk) that is described below, but which is not described in the Fund’s prospectus, is considered by the Fund to be a non-principal strategy (or related risk).

The different types of investments in which the Fund typically may invest, the investment techniques each may use, and the risks normally associated with these investments are discussed below.

EQUITY INVESTMENTS

Common Stocks. The Fund may purchase exchange-traded and over the counter (“OTC”) common stocks.

Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the entity’s preferred stock and other senior equity. Common stock usually carries with it the right to vote and, frequently, an exclusive right to do so. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

Securities traded on OTC markets are not listed and traded on an organized exchange such as the New York Stock Exchange (“NYSE”). Generally, the volume of trading in an unlisted or OTC common stock is less than the volume of trading in an exchange-listed stock. As a result, the market liquidity of some stocks in which the Fund invest may not be as great as that of exchange-listed stocks and, if the Fund were to dispose of such stocks, the Fund may have to offer the shares at a discount from recent prices, or sell the shares in small lots over an extended period of time.

Small- and mid-size company securities. The Fund may invest in small- and mid-size companies. Securities of small companies often have only a small proportion of their outstanding securities held by the general public. They may have limited trading markets that may be subject to wide price fluctuations. Small- and mid-size companies may have relatively small revenues and lack depth of management. Investments in such companies tend to be volatile and are therefore speculative. Small- and mid-size companies may have a small share of the market for their products or services and they may provide goods or services to a regional or limited market. They may be unable to internally generate funds necessary for growth or potential development or to generate such funds through external financing on favorable terms. In addition, they may be developing or marketing new products or services for which markets are not yet established and may never become established. Such companies may have or may develop only a regional market for products or services and thus be affected by local or regional market conditions. Moreover, small- and mid-size companies may have insignificant market share in their industries and may have difficulty maintaining or increasing their market share in competition with larger companies. Due to these and other factors, small- and mid-size companies may suffer significant losses.

Depositary Receipts. The Fund may purchase Depositary Receipts. Depositary Receipts represent an ownership interest in securities of foreign companies (an “underlying issuer”) that are deposited with a depositary. Depositary Receipts are not necessarily denominated in the same currency as the underlying securities. American Depositary Receipts (“ADRs”) are dollar-denominated Depositary Receipts typically issued by a U.S. financial institution which evidence an ownership interest in a security or pool of securities issued by a foreign issuer. Generally, ADRs are issued in registered form and are designed for use in the U.S. securities markets. Other Depositary Receipts, such as Global Depositary Receipts (“GDRs”) and International Depositary Receipts (“IDRs”), may be issued in bearer form and denominated in foreign currencies, and are generally designed for use in securities markets outside the United States. Depositary Receipts are subject to many of the risks associated with investing directly in foreign securities, which are described below.

The Depositary Receipts in which the Fund invest may be “sponsored” or “unsponsored.” Sponsored Depositary Receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored Depositary Receipts may be established by a depositary without participation by the underlying issuer. Holders of unsponsored Depositary Receipts generally bear all the costs associated with establishing unsponsored Depositary Receipts. In addition, the issuers of the securities underlying unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts.

Initial Public Offerings (“IPOs”). The Fund may purchase shares issued as part of, or a short period after, a company’s IPO, and may at times dispose of those shares shortly after their acquisition. The Fund’s purchase of shares issued in IPOs exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers tends to be volatile, and share prices of newly-public companies tend to fluctuate significantly over short periods of time.

Preferred Stocks. The Fund may invest in preferred stocks. Preferred stocks represent an equity or ownership interest in an issuer but do not ordinarily carry voting rights, although they may carry limited voting rights. Preferred stocks also normally have preference over the corporation’s assets and earnings. For example, preferred stocks have preference over common stock in the payment of dividends. Preferred stocks normally pay dividends at a specified rate and may entitle the holder to acquire the issuer’s stock by exchange or purchase for a predetermined rate. However, preferred stock may be purchased where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential. In the event an issuer is liquidated or declares bankruptcy, the claims of bond owners take precedence over the claims of preferred and common stock owners. Certain classes of preferred stock are convertible into shares of common stock of the issuer. By holding convertible preferred stock, the Fund can receive a steady stream of dividends and still have the option to convert the preferred stock to common stock. Preferred stock is subject to many of the same risks as common stock and debt securities.

Convertible Securities. The Fund may invest in securities that are convertible at either a stated price or a stated rate into underlying shares of common stock, thus enabling the investor to benefit from increases in the market price of the common stock.

Convertible securities are typically preferred stocks or bonds that are exchangeable for a specific number of another form of security (usually the issuer’s common stock) at a specified price or ratio. A convertible security generally entitles the holder to receive interest paid or accrued on bonds or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. A corporation may issue a convertible security that is subject to redemption after a specified date, and usually under certain circumstances. A holder of a convertible security that is called for redemption would be required to tender it for redemption to the issuer, convert it to the underlying common stock or sell it to a third party. The convertible structure allows the holder of the convertible bond to participate in share price movements in the company’s common stock. The actual return on a convertible bond may exceed its stated yield if the company’s common stock appreciates in value and the option to convert to common stocks becomes more valuable.

Convertible securities typically pay a lower interest rate than nonconvertible bonds of the same quality and maturity because of the convertible feature. Convertible securities may be rated below investment grade (“high yield”) or not rated, and are subject to credit risk.

Prior to conversion, convertible securities have characteristics and risks similar to nonconvertible debt and equity securities. In addition, convertible securities are often concentrated in economic sectors, which, like the stock market in general, may experience unpredictable declines in value, as well as periods of poor performance, which may last for several years. There may be a small trading market for a particular convertible security at any given time, which may adversely impact market price and the Fund’s ability to liquidate a particular security or respond to an economic event, including deterioration of an issuer’s creditworthiness.

Convertible preferred stocks are nonvoting equity securities that pay a fixed dividend. These securities have a convertible feature similar to convertible bonds, but do not have a maturity date. Due to their fixed income features, convertible securities provide higher income potential than the issuer’s common stock, but typically are more sensitive to interest rate changes than the underlying common stock. In the event of a company’s liquidation, bondholders have claims on company assets senior to those of shareholders; preferred shareholders have claims senior to those of common shareholders.

Convertible securities typically trade at prices above their conversion value, which is the current market value of the common stock received upon conversion, because of their higher yield potential than the underlying common stock. The difference between the conversion value and the price of a convertible security will vary depending on the value of the underlying common stock and interest rates. When the underlying value of the common stock declines, the price of the issuer’s convertible securities will tend not to fall as much because the convertible security’s income potential will act as a price support. While the value of a convertible security also tends to rise when the underlying common stock value rises, it will not rise as much because its conversion value is more narrow. The value of convertible securities also is affected by changes in interest rates. For example, when interest rates fall, the value of convertible securities may rise because of their fixed income component.

Contingent Convertible Securities. A contingent convertible security, or “CoCo”, is a type of convertible security typically issued by a non-U.S. bank that, upon the occurrence of a specified trigger event, may be (i) convertible into equity securities of the issuer at a predetermined share price; or (ii) written down in liquidation value. Trigger events are identified in the documents that govern the CoCo and may include a decline in the issuer’s capital below a specified threshold level, an increase in the issuer’s risk weighted assets, the share price of the issuer falling to a particular level for a certain period of time and certain regulatory events, such as a change in regulatory capital requirements. CoCos are designed to behave like bonds in times of economic health yet absorb losses when the trigger event occurs. CoCos are generally considered speculative and the prices of CoCos may be volatile.

With respect to CoCos that provide for conversion of the CoCo into common shares of the issuer in the event of a trigger event, the conversion would deepen the subordination of the investor, creating a greater risk of loss in the event of bankruptcy. In addition, because the common stock of the issuer may not pay a dividend, investors in such instruments could experience reduced yields (or no yields at all). With respect to CoCos that provide for the write down in liquidation value of the CoCo in the event of a trigger event, it is possible that the liquidation value of the CoCo may be adjusted downward to below the original par value or written off entirely under certain circumstances. For instance, if losses have eroded the issuer’s capital levels below a specified threshold, the liquidation value of the CoCo may be reduced in whole or in part. The write-down of the CoCo’s par value may occur automatically and would not entitle holders to institute bankruptcy proceedings against the issuer. In addition, an automatic write-down could result in a reduced income rate if the dividend or interest payment associated with the CoCo is based on par value. Coupon payments on CoCos may be discretionary and may be cancelled by the issuer for any reason or may be subject to approval by the issuer’s regulator and may be suspended in the event there are insufficient distributable reserves.

Rights and Warrants. The Fund may purchase rights and warrants. A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants are freely transferable and are often traded on major exchanges. Unlike rights, warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive.

Rights and warrants may be considered more speculative than certain other types of investments because they (1) do not carry rights to dividends or voting rights with respect to the underlying securities, and (2) do not represent any rights in the assets of the issuer. Warrants purchased by the Fund may or may not be listed on a national securities exchange.

Real Estate Investment Trusts (“REITs”). The Fund may invest in shares of REITs, which are pooled investment vehicles that invest in real estate or real estate loans or interests. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. These risks may include, but are not limited to, the following: declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; lack of ability to access the credit or capital markets; overbuilding; extended vacancies of properties; defaults by borrowers or tenants, particularly during an economic downturn; increasing competition; increases in property taxes and operating expenses; changes in zoning laws; losses due to costs resulting from the clean-up of environmental problems; liability to third parties for damages resulting from environmental problems; casualty or condemnation losses; limitations on rents; changes in market and sub-market values and the appeal of properties to tenants; and changes in interest rates. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, a U.S. REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”) or its failure to maintain exemption from registration under the 1940 Act. By investing in REITs indirectly through a fund, shareholders will bear not only the proportionate share of the expenses of the fund, but also, indirectly, similar expenses of underlying REITs.

Generally, REITs can be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity and Mortgage REITs.

Mortgage REITs receive principal and interest payments from the owners of the mortgaged properties. Accordingly, mortgage REITs are subject to the credit risk of the borrowers to whom they extend credit. Credit risk refers to the possibility that the borrower will be unable and/or unwilling to make timely interest payments and/or repay the principal on the loan to a mortgage REIT when due. Mortgage REITs are subject to significant interest rate risk. When the general level of interest rates goes up, the value of a mortgage REIT’s investment in fixed rate obligations goes down. When the general level of interest rates goes down, the value of a mortgage REIT’s investment in fixed rate obligations goes up. Mortgage REITs typically use leverage and many are highly leveraged, which exposes them to leverage risk. Leverage risk refers to the risk that leverage created from borrowing may impair a mortgage REIT’s liquidity, cause it to liquidate positions at an unfavorable time and increase the volatility of the values of securities issued by the mortgage REIT. Mortgage REITs are subject to prepayment risk, which is the risk that borrowers may prepay their mortgage loans at faster than expected rates. Prepayment rates generally increase when interest rates fall and decrease when interest rates rise. These faster than expected payments may adversely affect a mortgage REIT’s profitability because the mortgage REIT may be forced to replace investments that have been redeemed or repaid early with other investments having a lower yield. Additionally, rising interest rates may cause the duration of a mortgage REIT’s investments to be longer than anticipated and increase such investments’ interest rate sensitivity.

Ultimately, a REIT’s performance depends on the types of properties it owns and how well the REIT manages its properties. Investing in REITs involves risks similar to those associated with investing in equity securities of small capitalization companies.

Trust Certificates, Partnership Interests and Equity Participations. The Fund may invest in equity securities that are interests in non-corporate entities. These securities, which include trust certificates, partnership interests and equity participations, have different liability and tax characteristics than equity securities issued by a corporation, and thus may present additional risks to the Fund. However, the investment characteristics of these securities are similar to those of traditional corporate equity securities.

Business Development Companies (“BDCs”). BDCs are a type of closed-end investment company regulated under the 1940 Act. BDCs generally invest in less mature private companies or thinly traded U.S. public companies which involve greater risk than well-established publicly-traded companies. While BDCs are expected to generate income in the form of dividends, certain BDCs during certain periods of time may not generate such income. If the Fund invests in BDCs, it will indirectly bear its proportionate share of any management and other operating expenses and of any performance-based or incentive fees charged by the BDCs in which it invests, in addition to the expenses paid by the Fund. The 1940 Act imposes certain constraints upon the operations of a BDC. For example, BDCs are required to invest at least 70% of their total assets primarily in securities of private companies or thinly traded U.S. public companies, cash, cash equivalents, U.S. government securities and high quality debt investments that mature in one year or less. Generally, little public information exists for private and thinly traded companies and there is a risk that investors may not be able to make a fully informed evaluation of a BDC and its portfolio of investments. With respect to investments in debt instruments, there is a risk that the issuers of such instruments may default on their payments or declare bankruptcy. Additionally, a BDC may only incur indebtedness in amounts such that the BDC’s coverage ratio of total assets to total senior securities equals at least 200% after such incurrence. These limitations on asset mix and leverage may affect the way that the BDC raises capital. BDCs compete with other entities for the types of investments they make, and such entities are not necessarily subject to the same investment constraints as BDCs.

Investments made by BDCs are generally subject to legal and other restrictions on resale and are otherwise less liquid than publicly-traded securities. The illiquidity of these investments may make it difficult to sell such investments if the need arises, and if there is a need for a BDC in which the Fund invests to liquidate its portfolio quickly, it may realize a loss on its investments. BDCs may have relatively concentrated investment portfolios, consisting of a relatively small number of holdings. A consequence of this limited number of investments is that the aggregate returns realized may be disproportionately impacted by the poor performance of a small number of investments, or even a single investment, particularly if a company experiences the need to write down the value of an investment. Since BDCs rely on access to short-term money markets, longer-term capital markets and the bank markets as significant sources of liquidity, if BDCs are not able to access capital at competitive rates, their ability to implement certain financial strategies will be negatively impacted. Market disruptions, including a downturn in capital markets in general or a downgrade of the credit rating of a BDC held by the Fund, may increase the cost of borrowing to that company, thereby increasing its cost of borrowing and adversely impacting the Fund’s returns. Credit downgrades may also result in requirements for a BDC to provide additional support in the form of letters of credit or cash or other collateral to various counterparties.

Since many of the assets of BDCs do not have readily ascertainable market values, such assets are most often recorded at fair value, in good faith, in accordance with valuation procedures adopted by such companies. A fair value determination requires that judgment be applied to the specific facts and circumstances. Due to the absence of a readily ascertainable market value, and because of the inherent uncertainty of fair valuation, the fair value assigned to a BDC’s investments may differ significantly from the values that would be reflected if the assets were traded in an established market, potentially resulting in material differences between a BDC’s net asset value (“NAV”) per share and its market value.

Many BDCs invest in mezzanine and other debt securities of privately held companies, including senior secured loans. Mezzanine investments typically are structured as subordinated loans (with or without warrants) that carry a fixed rate of interest. Many debt investments in which a BDC may invest will not be rated by a credit rating agency and will be below investment grade quality. These investments are commonly referred to as “junk bonds” and have predominantly speculative characteristics with respect to an issuer’s capacity to make payments of interest and principal. Although lower grade securities are higher yielding, they are also characterized by high risk. In addition, the secondary market for lower grade securities may be less liquid than that of higher rated securities. Issuers of lower rated securities have a currently identifiable vulnerability to default or may currently be in default. Lower-rated securities may react more strongly to real or perceived adverse economic and competitive industry conditions than higher grade securities. If the issuer of lower-rated securities defaults, a BDC may incur additional expenses to seek recovery.

Section 12(d)(1)(A) of the 1940 Act limits the extent to which the Fund may invest in securities of BDCs, but the 1940 Act provides certain exceptions to these limitations that the Fund may rely on.

Private Credit Risk — Typically, private credit investments are not traded in public markets and are illiquid, such that the applicable underlying fund may not be able to dispose of its holdings for extended periods, which may be several years, or at the price at which the underlying fund is valuing its investments. The underlying fund may, from time to time or over time, focus its private credit investments in a particular industry or sector or select industries or sectors. Investment performance of such industries or sectors may thus at times have an out-sized impact on the performance of the underlying fund or the fund indirectly. Additionally, private credit investments can range in credit quality depending on security-specific factors, including total leverage, amount of leverage senior to the security in question, variability in the issuer’s cash flows, the size of the issuer, the quality of assets securing debt and the degree to which such assets cover the subject company’s debt obligations. The issuers of the underlying fund’s private credit investments will often be leveraged, often as a result of leveraged buyouts or other recapitalization transactions, and often will not be rated by national credit rating agencies.

Master Limited Partnerships (“MLPs”). MLPs are limited partnerships or limited liability companies whose partnership units or limited liability interests are listed and traded on a U.S. securities exchange, and which are treated as publicly traded partnerships for federal income tax purposes. To qualify to be treated as a partnership for tax purposes, an MLP must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Code. These qualifying sources include activities such as the exploration, development, mining, production, processing, refining, transportation, storage and marketing of mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. MLPs that are formed as limited liability companies generally have two analogous classes of owners, the managing member and the members. For purposes of this section, references to general partners also apply to managing members and references to limited partners also apply to members. The general partner is typically owned by a major energy company, an investment fund, the direct management of the MLP or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an equity interest of as much as 2% in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the MLP through ownership of common units and have a limited role in the MLP’s operations and management.

MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (“minimum quarterly distributions” or “MQD”). Common and general partner interests also accrue arrearages in distributions to the extent the MQD is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD paid to both common and subordinated units is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the general partner can reach a tier where it receives 50% of every incremental dollar paid to common and subordinated unit holders. These incentive distributions encourage the general partner to streamline costs, increase capital expenditures and acquire assets in order to increase the partnership’s cash flow and raise the quarterly cash distribution in order to reach higher tiers. Such results benefit all security holders of the MLP.

General partner interests of MLPs are typically retained by an MLP’s original sponsors, such as its founders, corporate partners, entities that sell assets to the MLP and investors such as the Fund. A holder of general partner interests can be liable under certain circumstances for amounts greater than the amount of the holder’s investment in the general partner interest. General partner interests often confer direct board participation rights, and in many cases, operating control, over the MLP. These interests themselves are not publicly traded, although they may be owned by publicly traded entities. General partner interests receive cash distributions, typically 2% of the MLP’s aggregate cash distributions, which are contractually defined in the partnership agreement. In addition, holders of general partner interests typically hold incentive distribution rights, which provide them with a larger share of the aggregate MLP cash distributions as the distributions to limited partner unit holders are increased to prescribed levels. General partner interests generally cannot be converted into common units. The general partner interest can be redeemed by the MLP if the MLP unitholders choose to remove the general partner, typically with a supermajority vote by limited partner unitholders.

Tracking Stocks. A tracking stock is a separate class of common stock whose value is linked to a specific business unit or operating division within a larger company and which is designed to “track” the performance of such business unit or division. The tracking stock may pay dividends to shareholders independent of the parent company. The parent company, rather than the business unit or division, generally is the issuer of tracking stock. However, holders of the tracking stock may not have the same rights as holders of the company’s common stock.

YieldCos. A YieldCo is a dividend growth-oriented company, created by a parent company (the “YieldCo Sponsor”), that bundles operating assets in order to generate systematic cash flows. YieldCos are not limited by asset or income composition, but they are generally tied to the energy industry, including, for example, renewable energy projects, that offer predictable cash flows. YieldCos generally serve a similar purpose as MLPs and REITs, which most energy companies cannot establish due to regulatory reasons.

The risks of investing in YieldCos involve risks that differ from investments in traditional operating companies, including risks related to the relationship between the YieldCo and the YieldCo Sponsor. A YieldCo is usually dependent on the management of the YieldCo Sponsor and may be impacted by the development capabilities and financial health of its YieldCo Sponsor. Additionally, a YieldCo Sponsor may have interests of its YieldCo and may retain control of the YieldCo through classes of stock held by the YieldCo Sponsor.

A YieldCo’s share price is typically a multiple of its distributable cash flow. Therefore, any event that limits a YieldCo’s ability to maintain or grow its distributable cash flow would likely have a negative impact on the YieldCo’s share price. The share price of a YieldCo can be affected by fundamentals unique to the YieldCo, including the robustness and consistency of its earnings and its ability to meet debt obligations including the payment of interest and principle to creditors. A YieldCo may distribute all or substantially all of the cash available for distribution, which may limit new acquisitions and future growth. A YieldCo may finance its growth strategy with debt, which may increase the YieldCo’s leverage and the risk associated with the YieldCo. The ability of a YieldCo to maintain or grow its dividend distributions may depend on the YieldCo’s ability to minimize its tax liabilities through the use of accelerated depreciation schedule, tax loss carryforwards, and tax incentives. Changes to the current tax code could result in greater tax liabilities, which would reduce a YieldCo’s distributable cash flow.

FIXED INCOME INVESTMENTS

Corporate Debt Obligations. The Fund may invest in corporate debt obligations issued by financial institutions and corporations. Corporate debt obligations are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.

U.S. Government Securities. The Fund may invest in debt obligations of varying maturities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Direct obligations of the U.S. Treasury, which are backed by the full faith and credit of the U.S. Government, include a variety of Treasury securities that differ only in their interest rates, maturities and dates of issuance. U.S. Government agencies or instrumentalities which issue or guarantee securities include, but are not limited to, the Federal Housing Administration, Federal National Mortgage Association (“Fannie Mae”), Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association (“GNMA”), General Services Administration, Central Bank for Cooperatives, Federal Home Loan Banks (“FHLB”), Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”), Federal Intermediate Credit Banks, Federal Land Banks, Maritime Administration, the Tennessee Valley Authority, District of Columbia Armory Board and the Student Loan Marketing Association (“Sallie Mae”).

Obligations of U.S. Government agencies and instrumentalities such as Fannie Mae, FHLB, FHLMC and Sallie Mae are not supported by the full faith and credit of the United States. Some are backed by the right of the issuer to borrow from the U.S. Treasury; others by discretionary authority of the U.S. Government to purchase the agencies’ obligations; while still others, such as Sallie Mae, are supported only by the credit of the instrumentality. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment.

The Fund will invest in securities of such instrumentalities only when the Fund’s investment advisor, Manning & Napier Advisors, LLC (“MNA” or the “Advisor”) or the Sub-Advisor, is satisfied that the credit risk with respect to any instrumentality is consistent with the Fund’s goal and strategies.

On September 7, 2008, the U.S. Treasury announced a federal takeover of Fannie Mae and Freddie Mac, placing the two federal instrumentalities in conservatorship. Under the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality (the “Senior Preferred Stock Purchase Agreements” or “SPAs”). Under the SPAs, the U.S. Treasury pledged to provide up to $200 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. This was intended to ensure that the instrumentalities maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership. On December 24, 2009, the U.S. Treasury announced that it was amending the SPAs to allow the $200 billion cap on the U.S. Treasury’s funding commitment to increase as necessary to accommodate any cumulative reduction in net worth through the end of 2012. The unlimited support the U.S. Treasury extended to the two companies expired at the beginning of 2013 – Fannie Mae’s support is now capped at $125 billion and Freddie Mac has a limit of $149 billion.

On August 17, 2012, the U.S. Treasury announced that it was again amending the SPAs to terminate the requirement that Fannie Mae and Freddie Mac each pay a 10% annual dividend. Instead, the companies will transfer to the U.S. Treasury on a quarterly basis all profits earned during a quarter that exceed a capital reserve amount. The capital reserve amount was $3 billion in 2013, and decreased by $600 million in each subsequent year through 2017. It is believed that this amendment put Fannie Mae and Freddie Mac in a better position to service their debt because it eliminated the need for the companies to have to borrow from the U.S. Treasury to make fixed dividend payments. As part of the new terms, Fannie Mae and Freddie Mac also will be required to reduce their investment portfolios over time. On December 21, 2017, the U.S. Treasury announced that it was again amending the Agreement to reinstate the $3 billion capital reserve amount. On September 30, 2019, the U.S. Treasury announced that it was further amending the Agreement, now permitting Fannie Mae and Freddie Mac to retain earnings beyond the $3 billion capital reserves previously allowed through the 2017 amendment.

Mortgage-Backed Securities. The Fund may invest in mortgage-backed securities, which represent an interest in a pool of mortgage loans. Some of these securities are issued or guaranteed by U.S. Government agencies or instrumentalities such as GNMA, Fannie Mae, and FHLMC. Obligations of GNMA are backed by the full faith and credit of the U.S. Government. Obligations of Fannie Mae and FHLMC are not backed by the full faith and credit of the U.S. Government, but are supported by the U.S. Treasury’s authority to purchase the obligations and lend to the companies. The market value and interest yield of these mortgage-backed securities can vary due to market interest rate fluctuations and early prepayments of underlying mortgages. These securities represent ownership in a pool of federally insured mortgage loans with a maximum maturity of 30 years. However, due to scheduled and unscheduled principal payments on the underlying loans, these securities have a shorter average maturity and, therefore, less principal volatility than a comparable 30-year bond. Since prepayment rates vary widely, it is not possible to accurately predict the average maturity of a particular mortgage-backed security. The scheduled monthly interest and principal payments relating to mortgages in the pool will be “passed through” to investors. Government mortgage-backed securities differ from conventional bonds in that principal is paid back to the certificate holders over the life of the loan rather than at maturity. As a result, there will be monthly scheduled payments of principal and interest. In addition, there may be unscheduled principal payments representing prepayments on the underlying mortgages. Although these securities may offer yields higher than those available from other types of U.S. Government securities, mortgage-backed securities may be less effective than other types of securities as a means of “locking in” attractive long-term rates because of the prepayment feature. For instance, when interest rates decline, the value of these securities likely will not rise as much as comparable debt securities due to the prepayment feature. In addition, these prepayments can cause the price of a mortgage-backed security originally purchased at a premium to decline in price to its par value, which may result in a loss.

The Fund may also invest in private pass-through securities issued by a non-governmental entity, such as a trust. These securities include collateralized mortgage obligations (“CMOs”) and real estate mortgage investment conduits (“REMICs”). The Fund may invest in CMOs and REMICs without restriction as to any specific ratings agency security rating. CMOs are securities collateralized by mortgages, mortgage pass-throughs, mortgage pay-through bonds (bonds representing an interest in a pool of mortgages where the cash flow generated from the mortgage collateral pool is dedicated to bond repayment), and mortgage-backed bonds (general obligations of the issuers payable out of the issuer’s general funds and additionally secured by a first lien on a pool of single family detached properties). Many CMOs are issued with a number of classes or series which have different maturities and are retired in sequence. Investors purchasing such CMOs in the shortest maturities receive or are credited with their pro rata portion of the scheduled payments of interest and principal on the underlying mortgages plus all unscheduled prepayments of principal up to a predetermined portion of the total CMO obligation. Until that portion of such CMO obligation is repaid, investors in the longer maturities receive interest only. Accordingly, CMOs in the longer maturity series are less likely than other mortgage pass-throughs to be prepaid prior to their stated maturity. Although some of the mortgages underlying CMOs may be supported by various types of insurance, and some CMOs may be backed by GNMA certificates of other mortgage pass-throughs issued or guaranteed by U.S. Government agencies or instrumentalities, the CMOs themselves are not generally guaranteed.

REMICs, which were authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.

The privately issued mortgage-backed securities in which the Fund invests are not issued or guaranteed by the U.S. Government or its agencies or instrumentalities and may bear a greater risk of nonpayment than securities that are backed by the U.S. Treasury.

Commercial Mortgage-Backed Securities. Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Mortgage Dollar Rolls. The Fund may invest in mortgage dollar rolls. Mortgage dollar rolls are transactions in which the Fund sells securities (usually mortgage-backed securities) and simultaneously contracts to repurchase substantially similar, but not identical, securities on a specified future date. A mortgage dollar roll program may be structured to simulate an investment in mortgage-backed securities at a potentially lower cost, or with potential reduced administrative burdens, than directly holding mortgage-backed securities. A mortgage dollar roll can be viewed as a collateralized borrowing in which the Fund pledges a mortgage-backed security to a counterparty to obtain cash. The counterparty with which the Fund enters into a mortgage dollar roll transaction is not required to return the same securities as those originally sold by the Fund, but rather only securities which are “substantially identical.” To be considered substantially identical, the securities returned to the Fund generally must be of the same type, coupon, and maturity and meet the “good delivery guidelines” established by the Bond Market Association, which is a private trade association of dealers in debt securities. Notwithstanding a dealer’s compliance with the “good delivery guidelines,” the Fund may assume some risk because the characteristics of the mortgage-backed securities delivered to the Fund may be less favorable than the mortgage-backed securities the Fund delivered to the dealer. If the broker-dealer to whom the Fund sells the securities becomes insolvent, the Fund’s right to repurchase the securities may be restricted. Other risks involved in entering into mortgage dollar rolls include the risk that the value of the securities may change adversely over the term of the mortgage dollar roll and that the securities the Fund is required to repurchase may be worth less than the securities that the Fund originally held.

Asset-Backed Securities. The Fund may invest in asset-backed securities. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties.

Asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors to make payments on underlying assets, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an instrument in such a security.

The estimated life of an asset-backed security varies with the prepayment experience with respect to the underlying debt instruments. The rate of such prepayments, and hence the life of an asset-backed security, will be primarily a function of current market interest rates, although other economic and demographic factors may be involved. For example, falling interest rates generally result in an increase in the rate of prepayments of mortgage loans while rising interest rates generally decrease the rate of prepayments. Consequently, asset-backed securities are subject to call risk and extension risk (described below).

Collateralized Debt Obligations (“CDOs”). The Fund may invest in CDOs, which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.

For both CBOs and CLOs, the cashflows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than its underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Fund as illiquid securities; however, an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this SAI (e.g., interest rate risk and default risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Loan Obligations Risk — CLOs are normally privately offered and sold (that is, they are not registered under the securities laws) and may be characterized as illiquid securities; however, an active dealer market may exist for CLOs that qualify for Rule 144A transactions. The risks of an investment in a CLO depend largely on the type of the collateral securities and the class of the CLO invested. Some CLOs have credit ratings, but are typically issued in various classes with various priorities, offering investors various maturity and credit risk characteristics, often categorized as senior, mezzanine and subordinated/equity according to their degree of risk. If there are defaults or the relevant collateral otherwise underperforms, scheduled payments to senior tranches of such securities take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches have a priority in right of payment to subordinated/equity tranches. As a result, CLOs may present risks similar to those of other types of debt securities, although such risks may be of greater significance for CLOs depending upon the ranking in the capital structure held by the investor in the CLO. In addition to the general risks associated with investing in debt securities, CLOs carry additional risks, including, without limitation, the possibility that distributions from collateral securities will not be adequate to make interest or other payments, the quality of the collateral may decline in value or default, the CLO may be subordinate to other classes, values may be volatile, and disputes with the issuer may produce unexpected investment results.

Below Investment Grade Debt Securities. The Fund may invest in corporate debt securities rated below investment grade. High risk, high yield securities rated below BBB- by S&P or Baa by Moody’s are “below investment grade” and are considered to have speculative characteristics and involve greater risk of default or price changes due to changes in the issuer’s creditworthiness. Market prices of these securities may fluctuate more than higher rated securities and they are difficult to price at times because they are more thinly traded and less liquid securities. Market prices may decline significantly in periods of general economic difficulty which may follow periods of rising interest rates. Securities in the lowest rating category may be in default. For these reasons, it is the Fund’s policy not to rely primarily on ratings issued by established credit rating agencies, but to utilize such ratings in conjunction with the Advisor’s or the Sub-Advisor’s own independent and ongoing review of credit quality. In the event a security is downgraded below these ratings after purchase, the Advisor or the Sub-Advisor will review and take appropriate action, including no action, with regard to the security. Each of the Fund will also seek to minimize risk by diversifying its holdings. For a description of the above ratings, see Appendix A.

Bank Loans. Bank loans are generally non-investment grade floating rate instruments. Usually, they are freely callable at the issuer’s option. The Fund may invest in fixed and floating rate loans (“Loans”) arranged through private negotiations between a corporate borrower or a foreign sovereign entity and one or more financial institutions (“Lenders”). The Fund may invest in such Loans in the form of participations in Loans (“Participations”) and assignments of all or a portion of Loans from third parties (“Assignments”). The Fund considers these investments to be investments in debt securities for purposes of its investment policies. Participations typically will result in the Fund having a contractual relationship only with the Lender, not with the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loans, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund will assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling the Participation, the Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. The Fund will acquire Participations only if the Lender interpositioned between the Fund and the borrower is determined by the Advisor or the Sub-Advisor to be creditworthy. When the Fund purchases Assignments from Lenders, the Fund will acquire direct rights against the borrower on the Loan, and will not have exposure to the Lender’s credit risk. The Fund may enter into Participations and Assignments on a forward commitment or “when-issued” basis, whereby the Fund would agree to purchase a Participation or Assignment at set terms in the future. The Fund may have difficulty disposing of Assignments and Participations. In certain cases, the market for such instruments is not highly liquid, and therefore the Fund anticipate that in such cases such instruments could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market may make Assignments and Participations difficult to value and have an adverse impact on the value of such instruments and on the Fund’s ability to dispose of particular Assignments or Participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. Assignments and Participations will not be considered illiquid so long as it is determined by the Advisor or the Sub-Advisor that an adequate trading market exists for these securities. To the extent that liquid Assignments and Participations that the Fund holds become illiquid, due to the lack of sufficient buyers or market or other conditions, the percentage of the Fund’s assets invested in illiquid assets would increase.

Leading financial institutions often act as agent for a broader group of lenders, generally referred to as a syndicate. The syndicate’s agent arranges the loans, holds collateral and accepts payments of principal and interest. If the agent develops financial problems, the Fund may not recover its investment or recovery may be delayed.

The Loans in which the Fund may invest are subject to the risk of loss of principal and income. Although borrowers frequently provide collateral to secure repayment of these obligations they do not always do so. If they do provide collateral, the value of the collateral may not completely cover the borrower’s obligations at the time of a default. If a borrower files for protection from its creditors under the U.S. bankruptcy laws, these laws may limit the Fund’s rights to its collateral. In addition, the value of collateral may erode during a bankruptcy case. In the event of a bankruptcy, the holder of a Loan may not recover its principal, may experience a long delay in recovering its investment and may not receive interest during the delay.

The Advisor or the Sub-Advisor may from time to time have the opportunity to receive material non-public information (“Confidential Information”) about the borrower, including financial information and related documentation regarding the borrower that is not publicly available. Pursuant to applicable policies and procedures, the Advisor or the Sub-Advisor may (but is not required to) seek to avoid receipt of Confidential Information from the borrower so as to avoid possible restrictions on its ability to purchase and sell investments on behalf of the Fund and other clients to which such Confidential Information relates (e.g., publicly traded securities issued by the borrower). In such circumstances, the Fund (and other clients of the Advisor or the Sub-Advisor) may be disadvantaged in comparison to other investors, including with respect to the price the Fund pays or receives when it buys or sells a bank loan. Further, the Advisor’s or the Sub-Advisor’s abilities to assess the desirability of proposed consents, waivers or amendments with respect to certain bank loans may be compromised if it is not privy to available Confidential Information. The Advisor or the Sub-Advisor may also determine to receive such Confidential Information in certain circumstances under its applicable policies and procedures. If the Advisor or the Sub-Advisor intentionally or unintentionally comes into possession of Confidential Information, it may be unable, potentially for a substantial period of time, to purchase or sell publicly traded securities to which such Confidential Information relates.

Yankee Bonds. The Fund may invest in U.S. dollar-denominated instruments of foreign issuers who either register with the SEC or issue securities under Rule 144A of the 1933 Act (“Yankee bonds”). These consist of debt securities (including preferred or preference stock of non-governmental issuers), certificates of deposit, fixed time deposits and banker’s acceptances issued by foreign banks, and debt obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. Some securities issued by foreign governments or their subdivisions, agencies and instrumentalities may not be backed by the full faith and credit of the foreign government. Yankee bonds, as obligations of foreign issuers, are subject to the same types of risks discussed in “Risks of Foreign Securities” below. The Yankee bonds selected for the Fund will adhere to the same quality standards as those utilized for the selection of domestic debt obligations.

As compared with bonds issued in the United States, such bond issues normally carry a higher interest rate but are less actively traded.

Obligations of Supranational Agencies. The Fund may purchase securities issued or guaranteed by supranational agencies including, but not limited to, the following: Asian Development Bank, Inter-American Development Bank, International Bank for Reconstruction and Development (World Bank), African Development Bank, European Coal and Steel Community, European Union, and the European Investment Bank. For concentration purposes, supranational entities are considered an industry. Investment in these entities is subject to the Fund’s other restrictions on investments in foreign securities, described below.

Zero-Coupon Bonds. The Fund may invest in so-called “zero-coupon” bonds. Zero-coupon bonds are issued at a significant discount from face value and generally pay interest only at maturity rather than at intervals during the life of the security. The Fund is required to accrue and distribute income from zero-coupon bonds on a current basis, even though it does not receive that income currently in cash. Thus, the Fund may have to sell investments to obtain cash needed to make income distributions. The discount, in the absence of financial difficulties of the issuer, decreases as the final maturity of the security approaches. Zero-coupon bonds can be sold prior to their maturity date in the secondary market at the then prevailing market value, which depends primarily on the time remaining to maturity, prevailing level of interest rates and the perceived credit quality of the issues. The market prices of zero-coupon securities are subject to greater fluctuations in response to changes in market interest rates than bonds which pay interest currently.

Inflation Protected Securities. The Fund may invest in inflation protected securities, which are fixed income securities for which the principal and/or interest income paid is linked to inflation rates. They may be issued by the U.S. Treasury, foreign governments, or U.S. or foreign companies. The relationship between an inflation protected security and its associated inflation index affects both the sum the Fund is paid when the security matures and the amount of interest that the security pays the Fund. With inflation (a rise in the index), the principal of the security increases. With deflation (a drop in the index), the principal of the security decreases. Inflation protected securities pay interest at a fixed rate. Because the rate is applied to the adjusted principal, however, interest payments can vary in amount from one period to the next. If inflation occurs, the interest payment increases. In the event of deflation, the interest payment decreases. At the maturity of a security, the Fund receives the adjusted principal or the original principal, whichever is greater.

Variable and Floating Rate Instruments. Certain of the obligations that may be purchased by the Fund may carry variable or floating rates of interest. These obligations may involve a conditional or unconditional demand feature and may include variable amount master demand notes. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rate on these securities may be reset daily, weekly, quarterly, or at some other reset period. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.

Some variable rate securities may be combined with a put or demand feature (variable rate demand securities) that entitles the holder to the right to demand repayment in full or to resell at a specific price and/or time. While the demand feature is intended to reduce credit risks, it is not always unconditional and may be subject to termination if the issuer’s credit rating falls below investment grade or if the issuer fails to make payments on other debt. While most variable-rate demand securities allow a fund to exercise its demand rights at any time, some such securities may only allow a fund to exercise its demand rights at certain times, which reduces the liquidity usually associated with this type of security. The Fund could suffer losses in the event that the demand feature provider, usually a bank, fails to meet its obligation to pay the demand.

Short-Term Investments/Temporary Defensive Positions. For temporary defensive purposes during periods when the Advisor or the Sub-Advisor determines that market conditions warrant, the Fund may depart from its investment goals and invest up to 100% of its assets in all types of money market instruments (including securities guaranteed by the U.S. Government, its agencies or instrumentalities, certificates of deposit, time or other interest-bearing deposits, and bankers’ acceptances issued by banks or savings and loan institutions deemed creditworthy by the Advisor or the Sub-Advisor, commercial paper or short-term notes rated A-1 by S&P or Prime-1 by Moody’s, repurchase agreements involving such securities and shares of other investment companies as permitted by applicable law) and may hold a portion of its assets in cash. For a description of the above ratings, see Appendix A.

Risks of Fixed Income Securities. Investments in fixed income securities may subject the Fund to risks, including the following:

Interest Rate Risk. When interest rates decline, the market value of fixed income securities tends to increase. Conversely, when interest rates increase, the market value of fixed income securities tends to decline. The volatility of a security’s market value will differ depending upon the security’s maturity and duration, the issuer and the type of instrument.

Default Risk/Credit Risk. Investments in fixed income securities are subject to the risk that the issuer of the security could default on its obligations, causing the Fund to sustain losses on such investments. A default could impact both interest and principal payments.

Call Risk and Extension Risk. Fixed income securities may be subject to both call risk and extension risk. Call risk exists when the issuer may exercise its right to pay principal on an obligation earlier than scheduled, which would cause cash flows to be returned earlier than expected. This typically results when interest rates have declined and the Fund will suffer from having to reinvest in lower yielding securities. Extension risk exists when the issuer may exercise its right to pay principal on an obligation later than scheduled, which would cause cash flows to be returned later than expected. This typically results when interest rates have increased, and the Fund will suffer from the inability to invest in higher yield securities.

DERIVATIVE TRANSACTIONS

Foreign Currency Transactions. The Fund may enter into forward foreign currency exchange contracts and use currency futures contracts, options on such futures contracts, and options on foreign currencies. The Fund may engage in foreign currency transactions for hedging purposes, as well as to enhance the Fund’s returns.

A forward foreign currency contract involves a negotiated obligation to purchase or sell a specific currency at a future date (with or without delivery required), which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers.

Forward contracts generally may not be liquidated prior to the stated maturity date, although the parties to a contract may agree to enter into a second offsetting transaction with the same maturity, thereby fixing each party’s profit or loss on the two transactions. Nevertheless, each position must still be maintained to maturity unless the parties separately agree on an earlier settlement date. As a result, a party to a forward contract must be prepared to perform its obligations under each such contract in full. Parties to a forward contract may also separately agree to extend the contract by “rolling” it over prior to the originally scheduled settlement date. The Fund may use forward contracts for cash equitization purposes, which allows the Fund to invest consistent with its benchmark while managing daily cash flows, including significant client inflows and outflows.

The Fund may use foreign currency transactions as part of a hedging strategy, as described below:

Transaction Hedging. Transaction Hedging is entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. The Fund may enter into Transaction Hedging out of a desire to preserve the U.S. dollar price of a security when it enters into a contract for the purchase or sale of a security denominated in a foreign currency. The Fund may be able to protect itself against possible losses resulting from changes in the relationship between the U.S. dollar and foreign currencies during the period between the date the security is purchased or sold and the date on which payment is made or received by entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of the foreign currency involved in the underlying security transactions.

Position Hedging. The Fund may sell a non-U.S. currency and purchase U.S. currency to reduce exposure to the non-U.S. currency (“Position Hedging”). The Fund may use Position Hedging when the Advisor or the Sub-Advisor reasonably believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar. The Fund may enter into a forward foreign currency contract to sell, for a fixed amount of U.S. dollars, the amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. The precise matching of the forward foreign currency contract amount and the value of the portfolio securities involved may not have a perfect correlation since the future value of the securities hedged will change as a consequence of the market between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is difficult, and the successful execution of this short-term hedging strategy is uncertain.

Cross Hedges. The Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure.

Proxy Hedges. The Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund’s portfolio is exposed is difficult to hedge or to hedge against the U.S. dollar.

Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund’s portfolio securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the Fund’s securities denominated in linked currencies.

In addition to the hedging transactions described above, the Fund may also engage in foreign currency transactions in an attempt to take advantage of certain inefficiencies in the currency exchange market, to increase their exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. Active investment in currencies may subject the Fund to additional risks.

The Fund may engage in non-deliverable forward transactions. A non-deliverable forward transaction is a transaction that represents an agreement between the Fund and a counterparty (usually a commercial bank) to buy or sell a specified (notional) amount of a particular currency at an agreed upon foreign exchange rate on an agreed upon future date. The nondeliverable forward transaction position is closed using a fixing rate, as defined by the central bank in the country of the currency being traded, that is generally publicly stated within one or two days prior to the settlement date. Unlike other currency transactions, there is no physical delivery of the currency on the settlement of a non-deliverable forward transaction. Rather, the Fund and the counterparty agree to net the settlement by making a payment in U.S. dollars or another fully convertible currency that represents any differential between the foreign exchange rate agreed upon at the inception of the non-deliverable forward agreement and the actual exchange rate on the agreed upon future date. Thus, the actual gain or loss of a given non-deliverable forward transaction is calculated by multiplying the transaction’s notional amount by the difference between the agreed upon forward exchange rate and the actual exchange rate when the transaction is completed.

The Fund may invest in foreign currency futures contracts. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally, which are described elsewhere in this SAI. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation, which may subject the Fund to additional risk.

The Fund may invest in options on foreign currencies and futures. Trading options on currency futures contracts is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market, which may not always be available. An option on a currency provides the purchaser, or “holder,” with the right, but not the obligation, to purchase, in the case of a “call” option, or sell, in the case of a “put” option, a stated quantity of the underlying currency at a fixed exchange rate up to a stated expiration date (or, in the case of certain options, on such date). The holder generally pays a nonrefundable fee for the option, referred to as the “premium,” but cannot lose more than this amount, plus related transaction costs. Thus, where the Fund is a holder of option contracts, such losses will be limited in absolute amount. In contrast to a forward contract, an option imposes a binding obligation only on the seller, or “writer.” If the holder exercises the option, the writer is obligated to complete the transaction in the underlying currency. An option generally becomes worthless to the holder when it expires. In addition, in the context of an exchange-traded option, the writer is often required to deposit initial margin and may be required to increase the margin on deposit if the market moves against the writer’s position. Options on currencies may be purchased in the OTC market between commercial entities dealing directly with each other as principals. In purchasing an OTC currency option, the holder is subject to the risk of default by the writer and, for this reason, purchasers of options on currencies may require writers to post collateral or other forms of performance assurance.

Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Furthermore, there is risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. Suitable hedging transactions may not be available in all circumstances. Hedging transactions may also eliminate any chance for the Fund to benefit from favorable fluctuations in relevant foreign currencies.

Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchase and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.

Although forward foreign currency contracts and currency futures tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

Futures and Options on Futures. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security, interest rate, index, currency or commodity at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made; generally contracts are closed out prior to the expiration date of the contract.

The Fund may also invest in Treasury futures, interest rate futures, interest rate swaps, and interest rate swap futures. A Treasury futures contract involves an obligation to purchase or sell Treasury securities at a future date at a price set at the time of the contract. The sale of a Treasury futures contract creates an obligation by the Fund to deliver the amount of certain types of Treasury securities called for in the contract at a specified future time for a specified price. A purchase of a Treasury futures contract creates an obligation by the Fund to take delivery of an amount of securities at a specified future time at a specific price. Interest rate futures can be sold as an offset against the effect of expected interest rate increases and purchased as an offset against the effect of expected interest rate declines. Interest rate swaps are an agreement between two parties where one stream of future interest rate payments is exchanged for another based on a specified principal amount. Interest rate swaps often exchange a fixed payment for a floating payment that is linked to a particular interest rate. Interest rate swap futures are instruments that provide a way to gain swap exposure and the structure features of a futures contract in a single instrument. Interest rate swap futures are futures contracts on interest rate swaps that enable purchasers to cash settle at a future date at the price determined by the benchmark rate at the end of a fixed period.

The Fund may use futures contracts and related options for either hedging purposes or risk management purposes as well as to enhance the Fund’s returns. Instances in which the Fund may use futures contracts and related options for risk management or return enhancement purposes include: attempting to offset changes in the value of securities held or expected to be acquired or be disposed of; attempting to minimize fluctuations in foreign currencies; attempting to gain exposure to a particular market, index or instrument; attempting to take advantage of expected price changes of various futures; or other risk management or return enhancement purposes. The Fund may use futures for cash equitization purposes, which allows the Fund to invest consistent with its benchmark while managing daily cash flows, including significant client inflows and outflows.

There are significant risks associated with the Fund’s use of futures contracts and options on futures, including the following: (i) the success of a hedging or trading strategy may depend on the Advisor’s or the Sub-Advisor’s ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (ii) there may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures; (iii) there may not be a liquid secondary market for a futures contract or option; (iv) trading restrictions or limitations may be imposed by an exchange; and (v) government regulations may restrict trading in futures contracts and options on futures. In addition, some strategies reduce the Fund’s exposure to price fluctuations, while others tend to increase its market exposure.

Options. The Fund may purchase and write (i.e., sell) put and call options on securities and indices. A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract.

Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities.

The Fund may purchase put and call options on securities for any purpose, including to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that the Fund may seek to purchase in the future. The Fund purchasing put and call options pays a premium for such options. If price movements in the underlying securities are such that exercise of the options would not be profitable for the Fund, loss of the premium paid may be offset by an increase in the value of the Fund’s securities or by a decrease in the cost of acquisition of securities by the Fund.

When the Fund writes an option, if the underlying securities do not increase or decrease, as applicable, to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option of which the Fund is the writer is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option of which the Fund is the writer is exercised, the Fund will be required to purchase the underlying securities at a price in excess of the market value of such securities.

When the Fund wishes to sell a security at a specified price, it may seek to generate additional income by writing “covered” call options on the security. A call option is “covered” if the Fund either owns the underlying instrument or has an absolute and immediate right (such as a call with the same or a later expiration date) to acquire that instrument. The underlying instruments of such covered call options may consist of individual equity securities, pools of equity securities, ETFs or indices.

The writing of covered call options is a more conservative investment technique than writing of naked or uncovered options, but capable of enhancing the Fund’s total return. When the Fund writes a covered call option, it profits from the premium paid by the buyer but gives up the opportunity to profit from an increase in the value of the underlying security above the exercise price. At the same time, the Fund retains the risk of loss from a decline in the value of the underlying security during the option period.

Although the Fund may terminate its obligation by executing a closing purchase transaction, which is the purchase of an option contract on the same security with the same exercise price and expiration date as the option contract originally sold, the cost of effecting such a transaction may be greater than the premium received upon its sale, resulting in a loss to the Fund. If such an option expires unexercised, the Fund realizes a gain equal to the premium received. Such a gain may be offset or exceeded by a decline in the market value of the underlying security during the option period. If an option is exercised, the exercise price, the premium received and the market value of the underlying security determine the gain or loss realized by the Fund.

The Fund may seek to hedge against an increase in the value of a security that it would like to acquire, or otherwise profit from an expected increase in the value of a security by writing a “naked” put option on the security. The writer of a naked put option has no position in the underlying security. If the security price rises, the option would expire worthless and the Fund would profit by the amount of the premium it received, which may offset the increase in the market price of the security the Fund would like to acquire. If the security price falls, however, the Fund may lose an amount up to the difference between the value of the security and the premium it received, and the Fund may be deprived of the opportunity to benefit from the full decrease in the market price of the security it would like to acquire. The Fund may seek to terminate its position in a put option it writes before exercise by executing a closing purchase transaction. If the market is not liquid for a put option the Fund has written, however, the Fund must continue to be prepared to pay the exercise price while the option is outstanding, regardless of price changes.

The Fimd may purchase and write options on an exchange or over-the-counter (“OTC”). OTC options differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is normally done by reference to information from a market maker. It is the SEC’s position that OTC options are generally illiquid.

The market value of an option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of the underlying security and the time remaining until the expiration date.

Risks associated with options transactions include: (i) the success of a hedging or trading strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (ii) there may be an imperfect or no correlation between the movement in prices of options and the securities underlying them; (iii) there may not be a liquid secondary market for options; (iv) the buyer of an option assumes the risk of losing the entire premium invested in the option; (v) while the Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security; and (vi) while the Fund will receive a premium when it writes naked put options, it may lose money if it must purchase the underlying security at a price above market value.

Swaps, Caps, Floors, Collars and Swaptions. Swaps are privately negotiated OTC derivative products in which two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities (referred to as the “underlying”) and a predetermined amount (referred to as the “notional amount”). The underlying for a swap may be an interest rate (fixed or floating), a currency exchange rate, a commodity price index, a security, group of securities or a securities index, a combination of any of these, or various other rates, securities, instruments, assets or indices. Swap agreements generally do not involve the delivery of the underlying or principal, and a party’s obligations generally are equal to only the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the swap agreement.

A great deal of flexibility is possible in the way swaps may be structured. For example, in a simple fixed-to-floating interest rate swap, one party makes payments equivalent to a fixed interest rate, and the other party makes payments calculated with reference to a specified floating interest rate. An equity swap is an agreement between counterparties to exchange a set of payments, determined by a stock or index return, with another set of payments (usually an interest-bearing (fixed or floating rate) instrument, but they can also be the return on another stock or index). In a total return swap, one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specific security, basket of securities or securities indices, during a specified period. In a currency swap, the parties generally enter into an agreement to pay interest streams in one currency based on a specified rate in exchange for receiving interest streams denominated in another currency. Currency swaps may involve initial and final exchanges of the currency that correspond to the agreed upon notional amount.

The Fund may engage in simple or more complex swap transactions involving a wide variety of underlyings for various reasons. For example, the Fund may enter into a swap to gain exposure to investments (such as an index of securities in a market) or currencies without actually purchasing those stocks or currencies; to make an investment without owning or taking physical custody of securities or currencies in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable; to hedge an existing position; to obtain a particular desired return at a lower cost to the Fund than if it had invested directly in an instrument that yielded the desired return; or for various other reasons.

The Fund may enter into credit default swaps, as a buyer or a seller. The buyer in a credit default contract is obligated to pay the seller a periodic stream of payments over the term of the contract provided no event of default has occurred. If an event of default occurs, the seller must pay the buyer the full notional value (“par value”) of the underlying in exchange for the underlying. If the Fund is a buyer and no event of default occurs, the Fund will have made a stream of payments to the seller without having benefited from the default protection it purchased. However, if an event of default occurs, the Fund, as buyer, will receive the full notional value of the underlying that may have little or no value following default. As a seller, the Fund receives a fixed rate of income throughout the term of the contract, provided there is no default. If an event of default occurs, the Fund would be obligated to pay the notional value of the underlying in return for the receipt of the underlying. The value of the underlying received by the Fund, coupled with the periodic payments previously received may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund. Credit default swaps involve different risks than if the Fund invests in the underlying directly.

Caps, floors, collars and swaptions are privately-negotiated option-based derivative products. Like a put or call option, the buyer of a cap or floor pays a premium to the writer. In exchange for that premium, the buyer receives the right to a payment equal to the differential if the specified index or rate rises above (in the case of a cap) or falls below (in the case of a floor) a pre-determined strike level. Like swaps, obligations under caps and floors are calculated based upon an agreed notional amount, and, like most swaps (other than foreign currency swaps), the entire notional amount is not exchanged. A collar is a combination product in which one party buys a cap from and sells a floor to another party, or vice versa. Swaptions give the holder the right to enter into a swap. The Fund may use one or more of these derivative products in addition to or in lieu of a swap involving a similar rate or index.

Under current market practice, swaps, caps, collars and floors between the same two parties are generally documented under a “master agreement.” In some cases, options and forwards between the parties may also be governed by the same master agreement. In the event of a default, amounts owed under all transactions entered into under, or covered by, the same master agreement would be netted, and only a single payment would be made.

Generally, the Fund will calculate the obligations of the swap agreements’ counterparties on a “net basis.” Consequently, the Fund’s current obligation (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each counterparty to the swap agreement (the “net amount”).

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents using standardized swap agreements. As a result, the use of swaps has become more prevalent in comparison with the markets for other similar instruments that are also traded in over-the-counter markets.

Swaps and other derivatives involve risks. One significant risk in a swap, cap, floor, collar or swaption is the volatility of the specific interest rate, currency or other underlying that determines the amount of payments due to and from the Fund. This is true whether these derivative products are used to create additional risk exposure for the Fund or to hedge, or manage, existing risk exposure. If under a swap, cap, floor, collar or swaption agreement the Fund is obligated to make a payment to the counterparty, the Fund must be prepared to make the payment when due. The Fund could suffer losses with respect to such an agreement if the Fund is unable to terminate the agreement or reduce its exposure through offsetting transactions. Further, the risks of caps, floors and collars, like put and call options, may be unlimited for the seller if the cap or floor is not hedged or covered, but is limited for the buyer.

Because under swap, cap, floor, collar and swaption agreements a counterparty may be obligated to make payments to the Fund, these derivative products are subject to risks related to the counterparty’s creditworthiness. If a counterparty defaults, the Fund’s risk of loss will consist of any payments that the Fund is entitled to receive from the counterparty under the agreement (this may not be true for currency swaps that require the delivery of the entire notional amount of one designated currency in exchange for the other). Upon default by a counterparty, however, the Fund may have contractual remedies under the swap agreement.

The Fund will enter into swaps only with counterparties that the Advisor or Callodine believes to be creditworthy.

Participatory Notes (“P-notes”). P-notes are participation interest notes that are issued by banks or broker-dealers and are designed to offer a return linked to a particular underlying equity, debt, currency or market. If the P-note were held to maturity, the issuer would pay to, or receive from, the purchaser the difference between the nominal value of the underlying instrument at the time of purchase and that instrument’s value at maturity. The holder of a P-note that is linked to a particular underlying security or instrument may be entitled to receive any dividends paid in connection with that underlying security or instrument, but typically does not receive voting rights as it would if it directly owned the underlying security or instrument. P-notes involve transaction costs. Investments in P-notes involve the same risks associated with a direct investment in the underlying securities, instruments or markets that they seek to replicate. In addition, there can be no assurance that there will be a trading market for a P-note or that the trading price of a P-note will equal the underlying value of the security, instrument or market that it seeks to replicate. Due to liquidity and transfer restrictions, the secondary markets on which a P-note is traded may be less liquid than the market for other securities, or may be completely illiquid, which may also affect the ability of the Fund to accurately value a P-note. P-notes typically constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, which subjects the Fund to counterparty risk (and this risk may be amplified if the Fund purchases P-notes from only a small number of issuers).

Government Regulation of Derivatives. The Commodity Futures Trading Commission (“CFTC”) regulates the trading of commodity interests, including commodity futures contracts, options on commodity futures, and swaps (which includes cash-settled currency forwards and swaps). Pursuant to rules adopted under the Commodity Exchange Act (“CEA”) by the CFTC, the Fund must either operate within certain guidelines and restrictions with respect to the Fund’s use of commodity interests, or the Advisor will be subject to registration and regulation under the CEA.

[Consistent with the CFTC’s regulations, the Advisor has claimed an exclusion from the definition of the term “commodity pool operator” (“CPO”) under the CEA with respect to the Fund and, therefore, the Fund is not subject to registration or regulation under the CEA.] As a result, the Fund will operate within certain guidelines and restrictions with respect to their use of commodity interests. If the Fund determines to no longer operate within such guidelines and restrictions, the Advisor would be subject to registration and regulation as a CPO under the CEA with respect to the Fund. If the Fund is subject to CFTC regulation, it may incur additional expenses.

The regulation of futures, options and swaps transactions in the U.S. is a rapidly changing area of law and is subject to modification by government and judicial action. For example, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), which was signed into law in July 2010, granted significant new authority to the SEC and the CFTC to regulate OTC derivatives and market participants, and requires clearing of many OTC derivatives transactions.

In addition, the SEC adopted Rule 18f-4 under the 1940 Act (the “Derivatives Rule”) on October 28, 2020. Since its compliance date of August 19, 2022, the Derivatives Rule has replaced prior SEC and staff guidance with an updated, comprehensive framework for registered funds’ use of derivatives.

The Derivatives Rule provides a comprehensive framework for the use of derivatives by registered investment companies. The Derivatives Rule permits a registered investment company, subject to various conditions described below, to enter into derivatives transactions and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. Section 18 of the 1940 Act, among other things, prohibits open-end funds, including the Fund, from issuing or selling any “senior security,” other than borrowing from a bank (subject to a requirement to maintain 300% “asset coverage”).

Registered investment companies that do not qualify as “limited derivatives users” as defined below, are required by the Derivatives Rule to, among other things, (i) adopt and implement a derivatives risk management program (“DRMP”) and new testing requirements; (ii) comply with a relative or absolute limit on fund leverage risk calculated based on value-at-risk (“VaR”); and (iii) comply with new requirements related to Board and SEC reporting. The DRMP is administered by a “derivatives risk manager,” who is appointed by the Board and periodically reviews the DRMP and reports to the Board.

The Derivatives Rule provides an exception from the DRMP, VaR limit and certain other requirements for a registered investment company that limits its “derivatives exposure” to no more than 10% of its net assets (as calculated in accordance with the Derivatives Rule) (a “limited derivatives user”), provided that the registered investment company establishes appropriate policies and procedures reasonably designed to manage derivatives risks, including the risk of exceeding the 10% “derivatives exposure” threshold.

The requirements of the Derivatives Rule may limit the Fund’s ability to engage in derivatives transactions as part of its investment strategies. These requirements may also increase the cost of the Fund’s investments and cost of doing business, which could adversely affect the value of the Fund’s investments and/or the performance of the Fund. The rule also may not be effective to limit the Fund’s risk of loss. In particular, measurements of VaR rely on historical data and may not accurately measure the degree of risk reflected in the Fund’s derivatives or other investments. There may be additional regulation of the use of derivatives transactions by registered investment companies, which could significantly affect their use. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives transactions may make them more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets. Other potentially adverse regulatory obligations can develop suddenly and without notice.

OTHER INVESTMENT POLICIES

Foreign Securities.

The Fund may invest in equity securities of non-U.S. companies, including those that are not publicly traded in the United States. There are no prescribed limits on the geographic distribution of the Fund’s investments, and the Fund may focus its investments in only a few countries. Foreign securities may be denominated either in U.S. dollars or foreign currencies.

Risks of Foreign Securities. There are risks in investing in foreign securities not typically involved in domestic investing. An investment in foreign securities may be affected by changes in currency rates and in exchange control regulations. Foreign companies are frequently not subject to the accounting and financial reporting standards applicable to domestic companies, and there may be less information available about foreign issuers. There is frequently less government regulation of foreign issuers than in the United States.

In addition, investments in foreign countries are subject to the possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments that could adversely affect the value of those investments. There may also be imposition of withholding taxes. Foreign financial markets may have less volume and longer settlement periods than U.S. markets, which may cause liquidity problems for the Fund. In addition, costs associated with transactions on foreign markets are generally higher than for transactions in the U.S. These risks generally are greater for investments in securities of companies in emerging markets, which are usually in the initial stages of their industrialization cycle.

Obligations of foreign governmental entities are subject to various types of governmental support and may or may not be supported by the full faith and credit of a foreign government. The Fund’s investments in emerging markets can be considered speculative, and therefore may offer greater potential for gains and losses than investments in developed markets of the world. Investing in emerging market countries may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default or otherwise engaged in an attempt to reorganize or reschedule their obligations, and in entities that have little or no proven credit rating or credit history. With respect to any emerging country, there may be a greater potential for nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including war) which could affect adversely the economies of such countries or investments in such countries. Foreign ownership limitations also may be imposed by the charters of individual companies in emerging market countries to prevent, among other concerns, violation of foreign investment limitations. The economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange or currency controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also may have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade.

The Fund may invest in relatively few countries and may experience increased volatility and risk as a result. As a result of investing in relatively few countries, the Fund will be more susceptible to country-specific economic or market factors; social or political factors; legal, custody, accounting, legislative and regulatory changes; and currency fluctuations.

The occurrence of events similar to those in recent years, such as the aftermath of the war in Iraq; instability in Afghanistan, Pakistan, Egypt, Libya, Syria and the Middle East; epidemics such as those caused by the Ebola or Zika viruses; political and military actions undertaken by Russia and the resulting sanctions imposed by the United States and European Union (“EU”); terrorist attacks in the U.S. and around the world; social and political discord; debt crises (such as the recent Greek crisis); sovereign debt downgrades; or the exit or potential exit of one or more countries (such as the United Kingdom) from the EU, among others, may result in market volatility, may have long term effects on the U.S. and worldwide financial markets, and may cause further economic uncertainties in the U.S. and worldwide. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund’s portfolio. The Fund does not know how long the securities markets may be affected by similar events and cannot predict the effects of similar events in the future on the U.S. and global economies and securities markets. There can be no assurance that similar events and other market disruptions will not have other material and adverse implications.

Given the increasing interdependence among global economies and markets, conditions in one country, region or market might adversely affect financial conditions or issuers in other countries, regions or markets. For example, on January 31, 2020, the United Kingdom (the “UK”) formally withdrew from the European Union (the “EU”) (commonly referred to as “Brexit”). Following a transition period, the UK and EU signed a post-Brexit trade agreement governing their future economic relationship on on December 30, 2020. This agreement became effective on a provisional basis on January 1, 2021 and formally entered into force on May 1, 2021. While the full impact of Brexit is unknown, Brexit has already resulted in volatility in European and global markets. The effects of Brexit on the UK and EU economies and the broader global economy could be significant, resulting in negative impacts, such as business and trade disruptions, increased volatility and illiquidity, and potentially lower economic growth of markets in the UK, EU and globally, which could negatively impact the value of the Fund’s investments. Brexit could also lead to legal uncertainty and politically divergent national laws and regulations while the new relationship between the UK and EU is further defined and the UK determines which EU laws to replace or replicate. Additionally, depreciation of the British pound sterling and/or the euro in relation to the U.S. dollar following Brexit could adversely affect Fund investments denominated in the British pound sterling and/or the euro, regardless of the performance of the investment.

In addition, on February 24, 2022, Russian military forces invaded Ukraine, significantly amplifying already existing geopolitical tensions among Russia, Ukraine, Europe, NATO, and the West. Following Russia’s actions, various countries, including the U.S., Canada, the UK, Germany, and France, as well as the EU, issued broad-ranging economic sanctions against Russia. The sanctions consist of the prohibition of trading in certain Russian securities and engaging in certain private transactions, the prohibition of doing business with certain Russian corporate entities, large financial institutions, officials and oligarchs, and the freezing of Russian assets.

The extent and duration of the war in Ukraine and the longevity and severity of sanctions remain unknown, but they could have a significant adverse impact on the European economy as well as the price and availability of certain commodities, including oil and natural gas, throughout the world. These sanctions, and the resulting disruption of the Russian economy, may cause volatility in other regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Fund, even if the Fund does not have direct exposure to securities of Russian issuers.

Whether or not the Fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the Fund’s investments due to the interconnected nature of the global economy and capital markets.

Similarly, armed conflict between Israel and Hamas and other militant groups in the Middel East and related events could cause significant market disruptions and volatility. This conflict could disrupt regional trade and supply chains, potentially affecting U.S. businesses with exposure to the region. Additionally, the Middle East plays a pivotal role in the global energy sector, and prolonged instability could impact oil prices, leading to increased costs for businesses and consumers. These and any related events could significantly impact the Fund’s performance and the value of an investment in the Fund, even if the Fund does not have direct exposure to affected issuers.

Currency Risks. The U.S. dollar value of securities denominated in a foreign currency will vary with changes in currency exchange rates, which can be volatile. Accordingly, changes in the value of the currency in which the Fund’s investments are denominated relative to the U.S. dollar will affect the Fund’s NAV. Exchange rates are generally affected by the forces of supply and demand in the international currency markets, the relative merits of investing in different countries and the intervention or failure to intervene of U.S. or foreign governments and central banks. However, currency exchange rates may fluctuate based on factors intrinsic to a country’s economy. Some emerging market countries also may have managed currencies, which are not free floating against the U.S. dollar. In addition, emerging markets are subject to the risk of restrictions upon the free conversion of their currencies into other currencies. Any devaluations relative to the U.S. dollar in the currencies in which the Fund’s securities are quoted would reduce the Fund’s NAV per share.

Real estate securities. The Fund may invest in the securities of companies in the real estate industry. Examples of companies in which the Fund may invest include those in the following areas: REITs, real estate operating companies (“REOCs”), real estate developers and brokers, building suppliers, and mortgage lenders.

REOCs are corporations that engage in the development, management or financing of real estate. REOCs are publicly traded real estate companies that are taxed at the corporate level, unlike REITs. Because REOCs reinvest earnings rather than distribute dividends to unit holders, they do not get the same benefits of lower corporate taxation that are a common characteristic of REITs. The value of the Fund’s REOC securities generally will be affected by the same factors that adversely affect a REIT. For more information about REITs, see “Real Estate Investment Trusts.”

Although the Fund may not invest directly in real estate, concentration in securities of companies that are primarily engaged in the United States real estate industry exposes the Fund to special risks associated with the direct ownership of real estate, and an investment in the Fund will be closely linked to the performance of the real estate markets. These risks may include, but are not limited to, the following: declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; lack of ability to access the credit or capital markets; overbuilding; extended vacancies of properties; defaults by borrowers or tenants, particularly during an economic downturn; increasing competition; increases in property taxes and operating expenses; changes in zoning laws; losses due to costs resulting from the clean-up of environmental problems; liability to third parties for damages resulting from environmental problems; casualty or condemnation losses; limitations on rents; changes in market and sub-market values and the appeal of properties to tenants; and changes in interest rates.

Repurchase Agreements. The Fund may enter into repurchase agreements with respect to portfolio securities. Under the terms of a repurchase agreement, the Fund purchases securities (“collateral”) from various financial institutions such as a bank or broker-dealer (a “seller”) which the Advisor or the Sub-Advisor deems to be creditworthy, subject to the seller’s agreement to repurchase them at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio securities).

The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at not less than 100% of the repurchase price, and securities subject to repurchase agreements are held by the Fund’s custodian either directly or through a securities depositary. Default by the seller would, however, expose the Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying securities.

Investment Companies. Investment company securities are securities of other open-end or closed-end investment companies (including BDCs) or unit investment trusts (“UITs”). The Fund may invest in securities issued by other investment companies to the extent permitted by the 1940 Act, the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

The 1940 Act generally prohibits, subject to certain exceptions, an investment company from acquiring more than 3% of the outstanding voting shares of an investment company and limits such investments to no more than 5% of the Fund’s total assets in any one investment company and no more than 10% in any combination of investment companies. These limitations do not apply to the Fund’s investments in money market funds. The Fund may invest in an investment company in excess of these limitations, provided the Fund otherwise complies with the conditions of any exception provided by the 1940 Act or any rule or regulation of the SEC thereunder. The Fund may invest in investment companies managed by the Advisor, Callodine or their affiliates to the extent permitted under the 1940 Act or as otherwise authorized by rule, regulation or order of the SEC.

The Fund may rely on Section 12(d)(1)(F) of the 1940 Act, which provides an exemption from Section 12(d)(1) that allows the Fund to invest all of its assets in other registered funds, including exchange-traded funds (“ETFs”), if, among other conditions, the Fund, together with its affiliates, acquires no more than 3% of the outstanding voting stock of any acquired fund. The Fund may also rely on Rule 12d1-4 under the 1940 Act to invest in other registered funds, including ETFs and BDCs. Rule 12d1-4 permits the Fund to invest in other investment companies beyond the statutory limits, subject to certain conditions specified in the Rule, including, among other conditions, that the Fund and its advisory group will not control (individually or in the aggregate) a non-affiliated acquired fund (e.g., hold more than 25% of the outstanding voting securities of an acquired fund that is a registered open-end management investment company or 10% of the outstanding voting securities of an acquired fund that is a registered closed-end management investment company or BDC). In addition, the Fund may be able to rely on certain other rules under the 1940 Act to invest in shares of money market funds or other investment companies beyond the statutory limits noted above, but subject to certain conditions.

When the Fund invests a portion of its assets in investment companies, those assets will be subject to the risks of the purchased investment company’s portfolio securities. The Fund also will bear its proportionate share of the expenses of the purchased investment company in addition to its own expenses. Because of restrictions on direct investment by U.S. entities in certain countries, investment in other investment companies may be the most practical or the only manner in which an international, emerging markets, or global fund can invest in the securities markets of those countries.

The Fund may invest in securities of open-end investment companies, including ETFs organized as open-end investment companies, closed-end investment companies, including BDCs, or unit investment trusts, including ETFs organized as unit investment trusts.

Investments in listed closed-end investment companies, including BDCs, may involve the payment of substantial premiums above the NAV of such issuer’s portfolio securities and are subject to limitations under the 1940 Act. The Fund also may incur tax liability to the extent it invests in the stock of a foreign issuer that constitutes a “passive foreign investment company.”

ETFs are investment companies that are registered under the 1940 Act as open-end funds or UITs. ETFs are actively traded on national securities exchanges and are generally based on specific domestic and foreign market indices or are actively managed. An “index-based ETF” seeks to track the performance of an index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index. ETFs based on an underlying basket of stocks or an index are subject to the same market fluctuations as these types of securities in volatile market swings.

Exchange-Traded Products (“ETPs”). The Fund may purchase shares of or interests in ETPs, which may or may not be investment companies registered under the 1940 Act. The risks of owning interests of an ETP, such as an exchange-traded note (“ETN”) or exchange-traded commodity pool, generally reflect the same risks as owning the underlying securities or other instruments that the ETP is designed to track. The shares of certain ETPs may trade at a premium or discount to their intrinsic value (i.e., the market value may differ from the NAV of an ETP’s shares). For example, supply and demand for shares of an ETP or market disruptions may cause the market price of the ETP to deviate from the value of the ETP’s investments, which may be emphasized in less liquid markets. The value of an ETN may also differ from the valuation of its reference market or instrument due to changes in the issuer’s credit rating. By investing in an ETP, the Fund indirectly bears the proportionate share of any fees and expenses of the ETP in addition to the fees and expenses that the Fund and its shareholders directly bear in connection with the Fund’s operations. Because certain ETPs may have a significant portion of their assets exposed directly or indirectly to commodities or commodity-linked securities, developments affecting commodities may have a disproportionate impact on such ETPs and may subject the ETPs to greater volatility than investments in traditional securities.

Generally, ETNs are structured as senior, unsecured notes in which an issuer, such as a bank, agrees to pay a return based on the target commodity index less any fees. ETNs allow individual investors to have access to derivatives linked to commodities and assets such as oil, currencies and foreign stock indexes. ETNs combine certain aspects of bonds and ETFs. Similar to ETFs, ETNs are traded on a major exchange (e.g., the NYSE) during normal trading hours. However, investors can also hold an ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to principal amount, subject to the day’s index factor. ETN returns are based upon the performance of a market index minus applicable fees. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities markets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political or geographic events that affect the referenced commodity. The value of an ETN may drop due to a downgrade in the issuer’s credit rating, even if the underlying index remains unchanged. Investments in ETNs are subject to the risks facing fixed income securities in general, including the risk that a counterparty will fail to make payments when due or default.

Securities Lending. The Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Fund’s Board of Trustees. These loans, if and when made, may not exceed 33 1/3% of the Fund’s total assets taken at value (including the loan collateral). The Fund will not lend portfolio securities to its investment advisor, or its affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. Government Securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund.

The Fund may pay a part of the income earned to a third party (such as the Fund’s custodian) for acting as the Fund’s securities lending agent, but will bear all of any losses from the investment of collateral.

By lending its securities, the Fund may increase its income by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. Government Securities or letters of credit are used as collateral. Investing the cash collateral subjects the Fund to market risk. The Fund remains obligated to return all collateral to the borrower under the terms of its securities lending arrangements, even if the value of the investments made with the collateral has declined. Accordingly, if the value of a security in which the cash collateral has been invested declines, the loss would be borne by the Fund, and the Fund may be required to liquidate other investments in order to return collateral to the borrower at the end of a loan. The Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, in addition to payments reflecting the amount of any dividends, interest or other distributions on the loaned securities; (v) the Fund may pay only reasonable fees in connection with the loan; and, (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. Loans may involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon the Fund’s ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays.

Short Sales. Short sales may be used by the Fund as part of its overall portfolio management strategies or to offset (hedge) a potential decline in the value of a security. The Fund may engage in short sales that are either “against the box” or “uncovered.” A short sale is “against the box” if, at all times during which the short position is open, the Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities that are sold short. A short sale against the box is a taxable transaction to the Fund with respect to the securities that are sold short. “Uncovered” short sales are transactions under which the Fund sells a security it does not own. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale may be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

The Fund may engage in short sales in an attempt to capitalize on equity securities that it believes will underperform the market or their peers. When the Fund sells securities short, it may use the proceeds from the sales to purchase long positions in additional securities that it believes will outperform the market or their peers. This strategy may effectively result in the Fund having a leveraged investment portfolio, which results in greater potential for loss. Leverage can amplify the effects of market volatility on the Fund’s share price and make the Fund’s returns more volatile. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. The use of leverage may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so or in order to satisfy its obligations.

Forward Commitments or Purchases on a When-Issued Basis. The Fund may enter into forward commitments or purchase securities on a when-issued basis. These securities normally are subject to settlement within 45 days of the purchase date. The interest rate realized on these securities is fixed as of the purchase date and no interest accrues to the Fund before settlement. These securities are subject to market fluctuation due to changes in market interest rates. The Fund will enter into these arrangements with the intention of acquiring the securities in question and not for speculative purposes and will earmark on the books of the Fund or maintain a separate account consisting of liquid assets in an amount at least equal to the purchase price.

Investment in Illiquid and Restricted Securities. The Fund may not purchase any illiquid investment, i.e., an investment that the Advisor or Sub-Advisor reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment (which term includes repurchase agreements and time deposits maturing in more than seven days) if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets.

Restricted securities are securities which were originally sold in private placements and which have not been registered under the Securities Act of 1933, as amended (the “1933 Act”). Such securities generally have been considered illiquid because they may be resold only subject to statutory restrictions and delays or if registered under the 1933 Act. The SEC adopted Rule 144A to provide for a safe harbor exemption from the registration requirements of the 1933 Act for resales of restricted securities to “qualified institutional buyers.” The result has been the development of a more liquid and efficient institutional resale market for restricted securities. Rule 144A securities may be liquid if properly determined by the Advisor or the Sub-Advisor pursuant to procedures adopted by the Board of Trustees. The Fund’s ability to invest in restricted securities includes investments in unregistered equity securities offered at a discount in a private placement that are issued by companies that have outstanding publicly traded equity securities of the same class (a “private investment in public equity,” or a “PIPE”).

Liquidity Risk Management. In October 2016, the SEC adopted Rule 22e-4 under the 1940 Act (the “Liquidity Rule”), which requires the Fund to establish a liquidity risk management program. Prior to June 1, 2019, the final effective date, the Board of Trustees of the Fund, including a majority of the Independent Trustees, approved the Fund’s Liquidity Risk Management Program (the “Liquidity Program”) and the appointment of the Liquidity Risk Committee to administer the Liquidity Program (the “Liquidity Program Administrator”). Under the Liquidity Program, the Liquidity Program Administrator assesses, manages, and periodically reviews the Fund’s liquidity risk. The Liquidity Rule defines “liquidity risk” as the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. The liquidity of the Fund’s portfolio investments is determined based on relevant market, trading and investment-specific considerations under the Liquidity Program. The adoption of the Liquidity Program is not a guarantee that the Fund will have sufficient liquidity to satisfy its redemption requests in all market conditions or that redemptions can be effected without diluting remaining investors in the Fund. The Liquidity Rule may impact the Fund’s performance and its ability to achieve its investment objective.

Borrowings. The Fund may borrow money subject to its fundamental and non-fundamental investment policies. Borrowing money will subject the Fund to interest costs. The Fund generally borrows at times to meet redemption requests rather than sell portfolio securities to raise the necessary cash. The Fund may borrow money from banks and make other investments or engage in other transactions permissible under the 1940 Act which may be considered a borrowing (such as mortgage dollar rolls and reverse repurchase agreements).

Diversification. The Fund is non-diversified under the 1940 Act. Non-diversified funds may invest a higher percentage of their assets in the securities of a single issuer than a fund that is diversified. The value of a non-diversified fund may be more susceptible to risks associated with a single adverse economic, political or regulatory occurrence than a diversified fund would be. The Fund intends to satisfy the diversification requirements necessary to qualify as a regulated investment company (“RIC”) under the Code, however. For more information, see “Taxes” below.

Special Risks of Cyber Attacks. As with any entity that conducts business through electronic means in the modern marketplace, the Fund, and its service providers, may be susceptible to operational and information security risks resulting from cyber attacks. Cyber attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential information, unauthorized access to relevant systems, compromises to networks or devices that the Fund and its service providers use to service the Fund’s operations, ransomware, operational disruption or failures in the physical infrastructure or operating systems that support the Fund and its service providers, or various other forms of cyber security breaches. Cyber attacks affecting the Fund, the Advisor, the Sub-Advisor, or the Fund’s distributor, custodian, or any other of the Fund’s intermediaries or service providers may adversely impact the Fund and its shareholders, potentially resulting in, among other things, financial losses or the inability of Fund shareholders to transact business. For instance, cyber attacks may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its NAVs, cause the release of private shareholder information or confidential business information, impede trading, subject the Fund to regulatory fines or financial losses and/or cause reputational damage. The Fund may also incur additional costs for cyber security risk management purposes designed to mitigate or prevent the risk of cyber attacks. Such costs may be ongoing because threats of cyber attacks are constantly evolving as cyber attackers become more sophisticated and their techniques become more complex. Similar types of cyber security risks are also present for issuers of securities in which the Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund’s investments in such companies to lose value. There can be no assurance that the Fund, the Fund’s service providers, or the issuers of the securities in which the Fund invest will not suffer losses relating to cyber attacks or other information security breaches in the future.

Recent Market Events. An outbreak of respiratory disease caused by a novel coronavirus designated as COVID-19 was first detected in China in December 2019 and subsequently spread internationally. The transmission of COVID-19 and efforts to contain its spread have resulted in international, national and local border closings and other significant travel restrictions and disruptions, significant disruptions to business operations, supply chains and customer activity, event cancellations and restrictions, service cancellations, reductions and other changes, significant challenges in healthcare service preparation and delivery, and quarantines, as well as general concern and uncertainty that has negatively affected the economic environment. These impacts also have caused significant volatility and declines in global financial markets, which have caused losses for investors. Liquidity for many instruments has been greatly reduced, and some interest rates are very low and in some cases yields are negative.

In addition, inflation has increased to highs that markets have not seen in decades. The U.S. Federal Reserve has increased interest rates in an effort to control rising inflation, however uncertainty regarding the speed and magnitude of the interest rate increases, as well as the U.S. Federal Reserve’s general ability to successfully control inflation without causing a recession, may negatively impact asset prices and increase market volatility.

Investment Restrictions

The Fund has adopted certain restrictions set forth below as fundamental policies, which may not be changed without the favorable vote of the holders of a “majority” of the Fund’s outstanding voting securities, which means a vote of the holders of the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares, whichever is less.

The following fundamental restrictions apply to the Fund:

1.	The Fund will not concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time, except that the Fund may invest without limitation in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements involving such securities or tax-exempt obligations of state or municipal governments and their political subdivisions.

2.	The Fund may borrow money or issue senior securities (as defined under the 1940 Act), except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

3.	The Fund may make loans, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

4.	The Fund may purchase or sell commodities or real estate, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5.	The Fund may underwrite securities issued by other persons, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

The following descriptions of the 1940 Act may assist investors in understanding the above policies and restrictions.

Borrowing. The 1940 Act presently allows an investment company to borrow from any bank in an amount up to 33 1/3% of its total assets (including the amount borrowed) and to borrow for temporary purposes in an amount not exceeding 5% of its total assets.

Concentration. The SEC staff has defined concentration as investing 25% or more of an investment company’s total assets in an industry or group of industries, with certain exceptions. For purposes of the Fund’s concentration policy, the Fund may classify and re-classify companies in a particular industry and define and re-define industries in any reasonable manner, consistent with SEC guidance.

Lending. Under the 1940 Act, an investment company may only make loans if expressly permitted by its investment policies.

Senior Securities. Senior securities may include any obligation or instrument issued by an investment company evidencing indebtedness. The 1940 Act generally prohibits each Fund from issuing senior securities, although it provides allowances for certain borrowings, derivatives and certain other investments, such as short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, in compliance with applicable law and guidance.

Underwriting. Under the 1940 Act, underwriting securities involves an investment company purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly.

Except for the limitations on borrowings, each of the above percentage limitations are applicable at the time of a purchase. With respect to warrants, rights, and convertible securities, a determination of compliance with the above limitations shall be made as though such warrant, right, or conversion privilege had been exercised. With respect to the limitation on illiquid securities, in the event that a subsequent change in net assets or other circumstances cause the Fund to exceed its limitation, the Fund will take steps to bring the aggregate amount of illiquid instruments back within the limitations as soon as reasonably practicable. With respect to the limitation on borrowing, in the event that a subsequent change in net assets or other circumstances causes the Fund to exceed its limitation, the Fund will take steps to bring the aggregate amount of borrowing back within the limitation within three days thereafter (not including Sundays and holidays).

Exchange Listing and Trading

A discussion of exchange listing and trading matters associated with an investment in the Fund is contained in the Prospectus. The discussion below supplements, and should be read in conjunction with, the Prospectus.

The shares of the Fund are approved for listing and trading on the Exchange. The Fund’s shares trade on the Exchange at prices that may differ to some degree from its NAV. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of shares of the Fund will continue to be met.

The Exchange may consider the suspension of trading in, and may initiate delisting proceedings of, the shares of the Fund under any of the following circumstances: (i) if the Exchange becomes aware that the Fund is no longer eligible to operate in reliance on Rule 6c-11 under the 1940 Act; (ii) if the Fund no longer complies with the applicable listing requirements set forth in the Exchange’s rules; (iii) if, following the initial twelve-month period after commencement of trading on the Exchange of the Fund, there are fewer than 50 beneficial holders of the Fund; or (iv) if such other event shall occur or condition exists which, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will remove the Shares from listing and trading upon termination of the Fund.

The Trust reserves the right to adjust the share price of the Fund in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.

As in the case of other publicly traded securities, brokers’ commissions on transactions will be based on negotiated commission rates at customary levels.

The base and trading currencies of the Fund is the U.S. dollar. The base currency is the currency in which the Fund’s NAV per share is calculated and the trading currency is the currency in which shares of the Fund are listed and traded on the Exchange.

Portfolio Turnover

An annual portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity of one year or less at the time of acquisition) for a year and dividing that amount by the monthly average of the market value of such securities during the year. Higher portfolio turnover (e.g., over 100%) necessarily will cause the Fund to pay correspondingly increased brokerage and trading costs. In addition to the transaction costs, higher portfolio turnover may result in the realization of capital gains. As discussed under [Federal Tax Treatment of Dividends and Distributions,] to the extent net short-term gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes.

Disclosure of Portfolio Holdings

The Trust’s Board of Trustees has approved a portfolio holdings disclosure policy that governs the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the Fund. The Fund’s entire portfolio holdings are publicly disseminated each day the Fund is open for business through financial reporting and news services including publicly available internet websites, as well as through the following website: [WEBSITE]. In addition, the composition of the in-kind creation basket and the in-kind redemption basket is publicly disseminated daily prior to the opening of the Exchange via the NSCC.

Greater than daily access to information concerning the Fund’s portfolio holdings will be permitted (i) to certain personnel of service providers to the Fund involved in portfolio management and providing administrative, operational, risk management, or other support to portfolio management, and (ii) to other personnel of the Fund’s service providers who deal directly with, or assist in, functions related to investment management, administration, custody and fund accounting, as may be necessary to conduct business in the ordinary course in a manner consistent with agreements with the Fund, and the terms of the Trust’s current registration statement. From time to time, and in the ordinary course of business, such information may also be disclosed (i) to other entities that provide services to the Fund, including pricing information vendors, and third parties that deliver analytical, statistical or consulting services to the Fund and (ii) generally after it has been disseminated to the NSCC.

Disclosure of the Fund’s complete portfolio holdings is required to be made quarterly within 60 days of the end of each fiscal quarter (currently, each [XX, XX, XX, and XX]), in the Fund’s Form N-CSR filings and in the quarterly holdings reports filed with the SEC as exhibits to Form N-PORT. The Fund’s Form N-CSR filings and quarterly holdings reports filed with the SEC are not distributed to Fund shareholders, but are available, free of charge, on the EDGAR Database on the SEC’s website, www.sec.gov, and on the Fund’s website at [WEBSITE]. In addition, the Fund’s quarter-end complete portfolio holdings are available on the Fund’s website at [WEBSITE]. Portfolio holdings information will be available on the website at least until it is superseded by the next quarterly portfolio holdings report on Form N-CSR or N-PORT, as applicable. This information is publicly available to all categories of persons.

The Fund’s policies and procedures provide that the Trust’s Chief Compliance Officer (or her designee) (“CCO”) may authorize disclosure of non-public portfolio holdings to rating and ranking organizations, consultants, and other organizations that will use the data for due diligence, rating, or ranking the Fund, or similar uses at differing times. Prior to making any disclosure of non-public portfolio holdings to a third party, the CCO must determine that such disclosure serves a reasonable business purpose, is in the best interests of the Fund’s shareholders and that conflicts between the interests of the Fund’s shareholders and those of the Fund’s Advisor, principal underwriter, or any affiliated person of the Fund are addressed.

The Trust’s policies and procedures also permit the Trust to disclose certain commentary and analytical, statistical, performance or similar information relating to the Fund of the Trust or its portfolio holdings if certain conditions are met. The information must be for legitimate business purposes and must be deemed to be non-material non-public information based on a good faith review of the particular facts and circumstances. Examples of such non-material non-public information may include, but are not limited to, the following types of information: allocation of the Fund’s portfolio securities and other investments among various asset classes, sectors, industries, market capitalizations, countries and regions; the characteristics of the stock components and other investments of the Fund; the attribution of the Fund’s returns by asset class, sector, industry, market capitalization, country and region; certain volatility characteristics of the Fund; certain valuation metrics of the Fund (such as average price to earnings ratio and average earnings growth); and maturity and credit quality statistics for the Fund’s fixed income holdings.

The Trust requires any third party receiving non-public portfolio holdings or information which is derived from portfolio holdings that is deemed material (together, “portfolio holdings data”) to enter into a confidentiality agreement with the Trust which provides, among other things, that non-public portfolio holdings data will be kept confidential and that the recipient has a duty not to trade on the portfolio holdings data and will use such information solely to analyze and rank the Fund, or to perform due diligence and asset allocation, depending on the recipient of the information. The agreement will require that the recipient provide, upon request, evidence reasonably satisfactory to the Trust to demonstrate its adherence to the provisions of the agreement.

The Trust does not receive any compensation or other consideration for disclosure of portfolio holdings information.

The Board exercises ongoing oversight of the portfolio holdings disclosure policy by overseeing the implementation and enforcement of the Trust’s policies and procedures by the CCO and by considering reports and recommendations by the CCO concerning any material compliance matters. The Board will be informed of any disclosures of non-public portfolio holdings data pursuant to a confidentiality agreement at its next regularly scheduled meeting or as soon as is reasonably practicable, and will periodically review agreements that the Fund has entered into to selectively disclose portfolio holdings data.

Management

The overall business and affairs of the Trust are managed by the Trust’s Board of Trustees. The Board approves all significant agreements between the Trust and persons or companies furnishing services to the Trust, including the Trust’s agreements with its investment advisor, custodian and distributor. The day-to-day operations of the Trust are delegated to the Trust’s officers and to the Advisor and other service providers.

The following chart shows certain information about the Trust’s officers and trustees, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years. Manning & Napier Advisors, LLC is the successor entity to Manning & Napier Advisors, Inc. Accordingly, for purposes of the charts below, an individual’s employment history at Manning & Napier Advisors, LLC includes his/her employment history at Manning & Napier Advisors, Inc., except as otherwise stated.

[Interested Trustee and Officer1 ]
Name:	[Paul Battaglia]
Address:	[290 Woodcliff Drive Fairport, NY 14450]
Born:	[1978]
Current Position(s) Held with Fund:	[Principal Executive Officer, President, Chairman and Director]
Term of Office[2] & Length of Time Served:	[Indefinite – Chairman and Director since November 2018]
Principal Occupation(s) During Past 5 Years:	[Chief Financial Officer since 2018; Vice President of Finance (2016-2018); Director of Finance (2011-2016); Financial Analyst/Internal Auditor (2004-2006) – Manning & Napier Advisors, LLC and affiliates]
[Holds one or more of the following titles for various subsidiaries and affiliates: Chief Financial Officer]
Number of Portfolios Overseen within Fund Complex:	[15]
Other Directorships Held Outside Fund Complex During Past 5 Years:	[N/A]

[Independent Trustees]
Name:	[Paul A. Brooke]
Address:	[290 Woodcliff Drive Fairport, NY 14450]
Born:	[1945]
Current Position(s) Held with Fund:	[Lead Independent Trustee, Audit Committee Member, Governance & Nominating Committee Member]
Term of Office & Length of Time Served:	[Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member since 2007; Lead Independent Director since 2017]
Principal Occupation(s) During Past 5 Years:	[Managing Member since 1991 - PMSV Holdings LLC (investments); Managing Member (2010-2016) – VenBio (investments).]
Number of Portfolios Overseen within Fund Complex:	[15]
Other Directorships Held Outside Fund Complex During Past 5 Years:	[PureEarth (non-profit) since 2012; Sonorous NV (healthcare technology) since 2023; Single Pass (healthcare technology) since 2023; Brown Trading (restaurant wholesaler) since 2024; Incyte Corp. (biotech) (2000-2020); Cerus (biomedical) (2016 – 2023); Caelum BioSciences (biomedical) (2018 – 2022)]
Name:	[Eunice K. Chapon]
Address:	[290 Woodcliff Drive Fairport, NY 14450]
Born:	[1969]
Current Position(s) Held with Fund:	[Director, Audit Committee Member, Governance & Nominating Committee Member]
Term of Office & Length of Time Served:	[Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member since May 2023]
Principal Occupation(s) During Past 5 Years:	[Director, Impact – since 2024; Director of Operations and Business Development (2022-2024) – BrightEdge/American Cancer Society (impact investment/non-profit); General Counsel and Chief Operating Officer (2021-2022) – Decency Global Inc. (ESG start-up); Senior Vice President and Counsel, Head of Legal – Global Distribution (2018-2021)]
Number of Portfolios Overseen within Fund Complex:	[15]
Other Directorships Held Outside Fund Complex During Past 5 Years:	[N/A]
Name:	[John Glazer]
Address:	[290 Woodcliff Drive Fairport, NY 14450]
Born:	[1965]
Current Position(s) Held with Fund:	[Director, Audit Committee Member, Governance & Nominating Committee Member]
Term of Office & Length of Time Served:	[Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member since February 2021]
Principal Occupation(s) During Past 5 Years:	[Chief Executive Officer since 2025 – Ford Estates LLC (Single-Family Office); Chief Executive Officer (2020 – 2025) – Oikos Holdings LLC (Single-Family Office); Head of Corporate Development (2019-2020) – Caelum Biosciences (pharmaceutical development)]
Number of Portfolios Overseen within Fund Complex:	[15]
Other Directorships Held Outside Fund Complex During Past 5 Years:	[N/A]

Name:	[Russell O. Vernon]
Address:	[290 Woodcliff Drive Fairport, NY 14450]
Born:	[1957]
Current Position(s) Held with Fund:	[Director, Audit Committee Member, Governance & Nominating Committee Chairman]
Term of Office & Length of Time Served:	[Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member since April 2020; Governance & Nominating Committee Chairman since November 2020]
Principal Occupation(s) During Past 5 Years:	[Founder and General Partner (2009-2019) – BVM Capital Management (economic development)]
Number of Portfolios Overseen within Fund Complex:	[15]
Other Directorships Held Outside Fund Complex During Past 5 Years:	[Board Member, Vice Chairman and President since 2010 – Newburgh Armory Unity Center (military); Board Member and Executive Director since 2020 – National Purple Heart Honor Mission, Inc. (education); Board Member, Vice Chairman (2015-2020) – National Purple Heart Hall of Honor, Inc. (military)]
Name:	[Chester N. Watson]
Address:	[290 Woodcliff Drive Fairport, NY 14450]
Born:	[1950]
Current Position(s) Held with Fund:	[Director, Audit Committee Chairman, Governance & Nominating Committee Member]
Term of Office & Length of Time Served:	[Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member Since 2012; Audit Committee Chairman since 2013]
Principal Occupation(s) During Past 5 Years:	[General Auditor (2003-2011) - General Motors Company (auto manufacturer)]
Number of Portfolios Overseen within Fund Complex:	[15]
Other Directorships Held Outside Fund Complex During Past 5 Years:	[Rochester Institute of Technology (University) since 2005; Hudson Valley Center for Innovation, Inc. (New Business and Economic Development) (2019 – 2024); Town of Greenburgh, NY Planning Board (Municipal Government) (2015-2019)]

[Officers:]
Name:	[Elizabeth Craig]
Address:	[290 Woodcliff Drive Fairport, NY 14450]
Born:	[1987]
Current Position(s) Held with Fund:	[Corporate Secretary]
Term of Office[2] & Length of Time Served:	[Since 2016]
Principal Occupation(s) During Past 5 Years:	[Director of Fund Administration since 2021; Fund Regulatory Administration Manager (2018-2021); Fund Administration Manager (2015-2018) – Manning & Napier Advisors, LLC; Corporate Secretary, Director since 2019 – Manning & Napier Investor Services, Inc.]

Name:	[Samantha Larew]
Address:	[290 Woodcliff Drive Fairport, NY 14450]
Born:	[1980]
Current Position(s) Held with Fund:	[Chief Compliance Officer and Anti-Money Laundering Compliance Officer]
Term of Office[2] & Length of Time Served:	[Chief Compliance Officer since 2019; Anti-Money Laundering Compliance Officer since 2018]
Principal Occupation(s) During Past 5 Years:	[Co-Director of Compliance since 2018; Compliance Communications Supervisor (2014-2018) - Manning & Napier Advisors, LLC& Affiliates; Broker-Dealer Chief Compliance Officer since 2013; Broker-Dealer Assistant Corporate Secretary since 2011 – Manning & Napier Investor Services, Inc.]
Name:	[Scott Morabito]
Address:	[290 Woodcliff Drive Fairport, NY 14450]
Born:	[1987]
Current Position(s) Held with Fund:	[Vice President]
Term of Office[2] & Length of Time Served:	[Vice President since 2019; Assistant Vice President (2017-2019)]
Principal Occupation(s) During Past 5 Years:

[Managing Director, Client Service and Business Operations since 2021; Managing Director of Operations (2019-2021); Director of Funds Group (2017-2019) - Manning & Napier Advisors, LLC; President, Director since 2018 – Manning & Napier Investor Services, Inc.; President, Exeter Trust Company since 2021.]

Name:	[Jill Peeper]
Address:	[290 Woodcliff Drive Fairport, NY 14450]
Born:	[1982]
Current Position(s) Held with Fund:	[Principal Financial Officer and Treasurer]
Term of Office[2] & Length of Time Served:	[Principal Financial Officer and Treasurer since 2024; Assistant Treasurer, 2023-2024
Principal Occupation(s) During Past 5 Years:	[Mutual Fund Financial Reporting Manager since 2022 - Manning & Napier Advisors, LLC; Fund Accounting Manager (2007 – 2022) – State Street Bank.]
[1]	Interested Trustee, within the meaning of the 1940 Act by reason of his positions with the Trust’s Advisor, Manning & Napier Advisors, LLC, [and Distributor, Manning & Napier Investor Services, Inc.]

[2]	The term of office of all officers shall be one year and until their respective successors are chosen and qualified, or his or her earlier resignation or removal as provided in the Trust’s By-Laws.

[Equity Ownership of Trustees]

The following table provides information, as of [XX, XX, 2026], regarding the dollar range of beneficial ownership by each Trustee (i) in the Fund and (ii) on an aggregate basis, in the Manning & Napier family of investment companies, which includes all series of the Trust. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (the “1934 Act”).

Name of Trustees	Dollar Ranges of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Independent Trustees
[Eunice K. Chapon]	[None]	[None]
[Paul A. Brooke]	[None]	[None]
[John M. Glazer]	[None]	[None]
[Russell O. Vernon]	[None]	[None]
[Chester N. Watson]	[None]	[None]
Interested Trustee
[Paul J. Battaglia]	[None]	[None]

None of the Independent Trustees have any beneficial ownership interest in the Fund’s Advisor, Manning & Napier Advisors, LLC [or its Distributor, Manning & Napier Investor Services, Inc.]

Board Responsibilities

The management and affairs of the Trust and the Fund are supervised by the Trustees. The Board of Trustees is responsible for overseeing the Fund and each of the Trust’s additional other series, which are not described in this SAI. The Board has approved contracts, as described herein, under which certain companies provide essential management services to the Trust.

As with most funds, the day-to-day business of the Trust, including the management of risk, is performed by third party service providers, such as the Advisor and Distributor. The Trustees are responsible for overseeing the Trust’s service providers and, thus, have oversight responsibility with respect to risk management performed by those service providers. Each service provider is responsible for one or more discrete aspects of the Trust’s business (e.g., the Advisor is responsible for the day-to-day management of the Trust’s portfolio investments) and, consequently, for managing the risks associated with that business.

The Trustees’ role in risk oversight begins before the inception of the Fund, at which time the Advisor presents the Board with information concerning the investment objectives, strategies and risks of the Fund as well as proposed investment limitations for the Fund. Additionally, the Advisor provides the Board with an overview of, among other things, its investment philosophy, brokerage practices and compliance infrastructure. Thereafter, the Board continues its oversight function with respect to the Trust by monitoring risks identified during regular and special reports made to the Board, as well as regular and special reports made to the Audit Committee. In addition to monitoring such risks, the Board and the Audit Committee oversee efforts by management and service providers to manage risks to which the Trust may be exposed.

The Board is responsible for overseeing the nature, extent and quality of the services provided to the Trust by the Advisor and receives information about those services at its regular meetings. In addition, on an annual basis, in connection with its consideration of whether to renew the Advisory Agreement with the Advisor, the Board meets with the Advisor to review such services. Among other things, the Board regularly considers the Advisor’s adherence to the Fund’s investment restrictions and compliance with various Trust policies and procedures and with applicable securities regulations. The Board also reviews information about the Fund’s investments, including, for example, portfolio holdings schedules and reports on the Advisor’s use of derivatives and illiquid securities in managing the Fund.

The Board meets regularly with the Trust’s CCO to review and discuss compliance issues and Trust and Advisor risk assessments. At least annually, the Trust’s CCO provides the Board with an assessment of the Trust’s Compliance Program reviewing the adequacy and effectiveness of the Trust’s policies and procedures and those of its service providers, including the Advisor. The assessment addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.

The Board directly, or through one or more of its Committees, receives reports from the Trust’s service providers that assist the Board in identifying and understanding operational risks and risks related to the valuation and liquidity of portfolio securities. The Advisor makes regular reports to the Board concerning investments for which market quotations are not readily available. Annually, the independent registered public accounting firm reviews with the Audit Committee its audit of the Trust’s financial statements, focusing on major areas of risk encountered by the Trust and noting any significant deficiencies or material weaknesses in the Trust’s internal controls. Additionally, in connection with its oversight function, the Board (through its Audit Committee) oversees Trust management’s implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Trust in its periodic reports with the SEC is recorded, processed, summarized, and reported within the required time periods, and the Trust’s internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Trust’s financial reporting and the preparation of the Trust’s financial statements.

From their review of these reports and discussions with the Advisor, the CCO, the independent registered public accounting firm and other service providers, the Board and the Audit Committee learn in detail about the material risks of the Trust and the Fund, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks.

[The Chair of the Board, Paul J. Battaglia, is an interested person of the Trust as that term is defined in the 1940 Act. Paul A. Brooke serves as the Lead Independent Trustee. In his role as Lead Independent Trustee, Mr. Brooke, among other things: (i) presides over Board meetings in the absence of the Chair of the Board; (ii) presides over executive sessions of the Independent Trustees; (iii) along with the Chair of the Board, oversees the development of agendas for Board meetings; (iv) facilitates communication between the Independent Trustees and Trust management, and among the Independent Trustees; (v) serves as a key point person for dealings between the Independent Trustees and Trust management; and (vi) has such other responsibilities as the Board or Independent Trustees determine from time to time.]

The Trust has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Trust. The Trust made this determination in consideration of, among other things, the fact that the Trustees who are not interested persons of the Trust (i.e., “Independent Trustees”) constitute a super-majority (at least 75%) of the Board, the fact that the members of each Committee of the Board are Independent Trustees, the amount of assets under management in the Trust, the number of funds (and classes of shares) overseen by the Board, and the total number of Trustees on the Board. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from Trust management.

However, a Trustee must retire from the Board by the end of the calendar year in which the Trustee turns 82 provided that the Board may, if it deems doing so to be consistent with the best interest of the Trust, and with the consent of any Trustee that is eligible for retirement, by unanimous vote of the Governance Committee and majority vote of the full Board, extend the term of such Trustee for successive periods of one year.

Individual Trustee Qualifications

The Trust has concluded that each of the Trustees should serve on the Board because of their ability to review and understand information about the Fund provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management and other service providers regarding material factors bearing on the management and administration of the Fund, and to exercise their business judgment in a manner that serves the best interests of the Trust’s shareholders. The Trust has concluded that each of the Trustees should serve as a Trustee based on their own experience, qualifications, attributes and skills as described below.

[The Trust has concluded that Paul J. Battaglia should serve as Trustee because of his knowledge of and experience in the financial services industry, and the knowledge and experience he has gained from serving in various executive and management positions with the Advisor since 2004. Mr. Battaglia has over 20 years of experience in strategic and fiscal planning and budgeting, financial reporting, and investor relations.]

[The Trust has concluded that Paul A. Brooke should serve as Trustee because of the business experience he has gained in a variety of roles with different financial and health care related businesses. Mr. Brooke has served as Chairman and CEO of Ithaka Acquisition Corp., and following its merger with a medical device company, the Alsius Corporation, Mr. Brooke served as Chairman. As a Partner of Morgan Stanley, Mr. Brooke was responsible for global research and health care strategy. Mr. Brooke was also responsible for health care investments at Tiger Management, LLC and serves as the Managing Member for a private investment firm, PMSV Holdings, LLC. In addition, Mr. Brooke was a Founder and Managing Partner of VenBio, an investment firm focused on biotechnology. The Fund has also concluded that Mr. Brooke should serve as a Director because of his knowledge of the financial services industry, and the experience he has gained serving as Director of the Fund since 2007.]

[The Trust has concluded that Eunice K. Chapon should serve as Trustee because of the financial services, investment management and governance experience she has gained working with start-up, private and public companies, and fund boards. Ms. Chapon currently serves as the Director of Impact, at BrightEdge, LLC of the American Cancer Society, after previously serving as the Director of Operations and Business Development. Prior to this, Ms. Chapon served as Chief Operating Officer and General Counsel for an ESG start-up venture. She also held senior legal roles at various prominent financial institutions, including Natixis, Bank of America/Merrill Lynch and State Street, working with domestic and offshore mutual funds and ETFs. Ms. Chapon has significant international business experience from working in Europe and advising on cross-border transactions and business arrangements. Beginning her legal career at Choate, Hall & Stewart LLP, Ms. Chapon became a partner while representing clients in a wide range of securities and financing transactions as well as corporate and governance matters. She has successfully guided companies and boards through expansion and growth opportunities as well as market crises and disruptions.]

[The Trust has concluded that John M. Glazer should serve as Trustee because of the experience he has gained in his more than 30 years of professional experience with asset allocation, investment strategy, financial strategy and corporate transactions. Mr. Glazer currently serves as the Chief Executive Officer of Ford Estates, a Detroit-based single-family office. He is responsible for oversight of functions that range from investment management to estate planning and other services. Prior to this, Mr. Glazer served as the CEO of another single-family office in New York, Head of Private Investments for an international family office in Dubai, and as Chief Financial Officer and Executive Vice President of Corporate Development for a digital marketing firm. Earlier in his career, he spent 15 years as an investment principal for two private equity firms. Mr. Glazer has served on many Boards of Directors and has extensive experience working closely with management teams on strategy, acquisitions and financing.]

[The Trust has concluded that Russell O. Vernon should serve as Trustee because of the experience he has gained in his forty years of helping financial companies grow and adjust to changing conditions. Mr. Vernon formerly served as the founder and General Partner of BVM Capital and President of Commerce Capital Markets, Inc. Mr. Vernon also previously served as the Chief Operating Officer at Barrett Associates, Inc., a money management firm, and as the Director of Investment Operations at Warburg Pincus Asset Management and Chancellor Capital Management. In those roles, Mr. Vernon was directly responsible for building a state-of-the-art infrastructure to support all client, business, product development and growth needs. He also served on numerous management and operating committees. Additionally, Mr. Vernon served as a Senior Manager at Deloitte & Touche, where his consulting practice focused on management, M&A, financial service and due diligence engagements and issues.]

[The Trust has concluded that Chester N. Watson should serve as Trustee because of the business experience he has gained as the Chief Audit Executive of General Motors Company, Lucent Technologies, and Verizon Communications (formerly Bell Atlantic Corporation) and as an Audit Partner in two major accounting firms, as well as his experience as a member of the Board of Trustees of Rochester Institute of Technology, where he serves on the Audit Committee. The Fund has also concluded that Mr. Watson should serve as a Director because of his knowledge of the financial services industry, and the experience he has gained serving as Director of the Fund since 2012.]

In its periodic assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Trust. Moreover, references to the qualifications, attributes and skills of Trustees are pursuant to requirements of the SEC, do not constitute holding out of the Board or any Trustee as having any special expertise or experience, and shall not be deemed to impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Board Committees

There are two Committees of the Trust’s Board of Trustees: the Audit Committee and the Governance and Nominating Committee.

[The Audit Committee is comprised of the following Independent Trustees: Paul A. Brooke, Eunice K. Chapon, John M. Glazer, Russell O. Vernon and Chester N. Watson (Chairman).] The Audit Committee meets twice annually, and, if necessary, more frequently. The Audit Committee reviews the financial reporting process, the system of internal control, the audit process, and the Trust’s process for monitoring compliance with investment restrictions and applicable laws and regulations. All of the members of the Audit Committee have been determined by the Board to be audit committee financial experts, as defined by the SEC. The designation of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liability that are greater than the duties, obligations, and liability imposed on such person as a member of the Audit Committee and Board in the absence of such designation.

[The Governance and Nominating Committee is comprised of the following Independent Trustees: Paul A. Brooke, Eunice K. Chapon, John M. Glazer, Russell O. Vernon (Chairman) and Chester N. Watson.] The Governance and Nominating Committee meets on an annual basis, and, if necessary, more frequently. The Governance and Nominating Committee evaluates candidates’ qualifications for Board membership and the independence of such candidates from the Advisor and other principal service providers for the Trust; makes recommendations to the full Board for nomination for membership on any committees of the Board; reviews as necessary the responsibilities of any committees of the Board and whether there is a continuing need for each committee; evaluates whether there is a need for additional committees of the Board; evaluates whether committees should be combined or reorganized; and reviews the performance of all Board members. The Governance and Nominating Committee’s procedures for the consideration of candidates for Board membership submitted by shareholders are attached as Appendix B.

[The Interested Trustee and the officers of the Trust do not receive compensation from the Trust, except that a portion of the Trust’s CCO’s salary is paid by the Trust. Each Independent Trustee receives an annual fee of $80,000. Annual fees will be calculated quarterly. Each Independent Trustee receives $10,000 per regular Board meeting attended, and $3,000 per special or other Board meeting attended. In addition, the Independent Trustees who are members of the Audit Committee receive $5,000 per Committee meeting attended, and the Independent Trustees who are members of the Governance and Nominating Committee receive $5,000 per Committee meeting attended. Mr. Watson receives an additional fee of $5,000 per Audit Committee meeting for serving as Audit Committee Chairman. Mr. Vernon receives an additional fee of $3,000 per Governance and Nominating Committee meeting for serving as Governance and Nominating Committee Chairman. Mr. Brooke receives an additional fee of $30,000 for serving as Lead Independent Trustee.]

Compensation Table for Fiscal Year Ended [December 31, 2026]

The following table sets forth information regarding the anticipated total compensation payable by the Trust during the Fund’s fiscal year ending [December 31, 2026] to the following persons.

Name	Position with Registrant	Aggregate Compensation from Fund	Pension	Estimated Benefits upon Retirement	Total Compensation from Fund and Fund Complex*
[XX]	CCO	[$XX]	[N/A]	[N/A]	[$XX]
[Eunice K. Chapon]	Director	[$XX]	[N/A]	[N/A]	[$XX]
[John M. Glazer]	Director	[$XX]	[N/A]	[N/A]	[$XX]
[Paul A. Brooke]	Lead Independent Trustee	[$XX]	[N/A]	[N/A]	[$XX]
[Russell O. Vernon]	Trustee, Governance and Nominating Committee Chair	[$XX]	[N/A]	[N/A]	[$XX]
[Chester N. Watson]	Trustee, Audit Committee Chair	[$XX]	[N/A]	[N/A]	[$XX]

[*As of [XX, 2026], the Trust Complex consisted of 1 Fund.]

[As of [XX, 2026], the trustees and officers of the Trust, as a group, owned less than 1% of the Trust.]

Code of Ethics

The Trust, the Advisor, the Sub-Advisors, and the Trust’s principal underwriter have adopted a Code of Ethics (the “Code of Ethics”) pursuant to Rule 17j-1 under the 1940 Act. The Code of Ethics is designed to detect and prevent improper personal trading. The Code of Ethics permits personnel subject to the Code of Ethics to invest in securities, including securities that may be purchased or held by the Trust, subject to a number of restrictions and controls. A copy of the Code of Ethics is on file with the SEC, and is available to the public.

Proxy Voting Policy

The Board of Trustees has delegated proxy voting responsibilities with respect to securities held by the Fund to the Advisor, subject to the Board’s general oversight. The Advisor has delegated the responsibility for determining how to vote proxies with respect to the Fund to the Callodine. Proxies will be voted in accordance with the proxy voting policies and procedures attached to this SAI as Appendix C. The proxy voting policies and procedures may be changed as necessary to remain current with regulatory requirements and internal policies and procedures.

The Trust is required to disclose annually the Trust’s complete proxy voting record on Form N-PX. The Trust’s proxy voting record for the most recent 12-month period ended [June 30] is available upon request by calling [1-800-466-3863], by writing to the Trust at Manning & Napier Funds Trust, [ADDRESS], or on the Trust’s website at [WEBSITE]. The Trust’s Form N-PX is also available on the SEC’s website at www.sec.gov.

Principal Owners and Control Persons

[XX]

The Advisor and the Sub-Advisors

Manning & Napier Advisors, LLC (“MNA” or the “Advisor”), acts as the Fund’s investment advisor. MNA is indirectly owned and controlled by Callodine MN Holdings, Inc., which, in turn, is controlled by Callodine Group, LLC (“Callodine Group”) and its founder James Morrow. East Asset Management, LLC, and its owners Terrence and Kim Pegula, also indirectly hold a substantial interest in Callodine MN Holdings, Inc. Under the Investment Advisory Agreements (the “Advisory Agreements”) between the Trust and the Advisor, the Advisor is generally responsible for supervision of the overall business affairs of the Trust including supervision of service providers to the Trust and direction of the Advisor’s directors, officers or employees who may be elected as officers of the Trust to serve as such. In addition, the Advisor oversees Callodine to ensure its compliance with the investment objective, policies, strategies, and restrictions of the Fund, and monitors the Callodine’s adherence to its investment style. The Advisor also oversees the performance of [INSERT], the Fund’s trading sub-advisor.

Manger of Managers Structure. Subject to the receipt of the SEC exemptive order described below, the Advisor will act as the manager of managers of the Fund and is responsible for the investment performance of the Fund, since it will allocate the Fund’s assets to one or more sub-advisors and recommend hiring or changing sub-advisor(s) to the Board. The “manager of managers” structure enables the Fund to operate with greater efficiency by not incurring the expenses and delays associated with obtaining shareholder approval of the Sub-Advisory Agreements (defined below). The structure does not permit the investment advisory fee paid by the Fund to the Advisor to be increased or the Advisor’s obligations under the Fund’s investment Advisory Agreement, including the Advisor’s responsibility to monitor and oversee the sub-advisory services furnished to the Fund, to be materially changed without shareholder approval. Furthermore, any Sub-Advisory Agreement with affiliates of the Fund or the Advisor, except for sub-advisory agreements with a direct or indirect wholly-owned subsidiary of the Advisor or any parent company of the Advisor (a “Wholly-Owned Sub-advisor”), will require shareholder approval. The Advisor has ultimate responsibility (subject to oversight by the Board) to oversee the sub-advisor and recommend its hiring, termination, and replacement.

Multi-Manager Exemptive Order. As referenced above, the Fund and the Advisor intend to apply for an exemptive order from the SEC, which if approved, will permit the Advisor, subject to certain conditions, to select a new sub-advisor, including a Wholly-Owned Sub-advisor, for the Fund with the approval of the Board but without obtaining shareholder approval. Any change to a Sub-Advisory Agreement that would result in an increase in the total management and advisory fee payable by the Fund is required to be approved by the shareholders of the Fund. The “manager of managers” structure enables the Fund to operate with greater efficiency by not incurring the expense and delays associated with obtaining shareholder approval of sub-advisory agreements. Subject to the foregoing, the order will also permit the Advisor to materially change the terms of the agreement with the sub-advisor or to continue the employment of a sub-advisor after an event that would otherwise cause the automatic termination of services. The order will also permit the Fund to disclose the fee paid to its sub-advisors only in the aggregate in its registration statement. This arrangement will be approved by the Board and the Fund’s initial shareholder. Within 90 days of the retention of a new sub-advisor for the Fund, shareholders of the Fund will receive notification of the change.

Callodine Capital Management, LP acts as one of the investment sub-advisors to the Fund. Callodine Capital Management, LP was formed in 2018. The principal owner of the Sub-Advisor is Callodine Group, which is majority owned by James Morrow. [Under the Investment Sub-Advisory Agreement (the “Callodine Sub-Advisory Agreement,” and, together with the Advisory Agreements, the “Agreements”) between the Advisor and the Sub-Advisor, the Sub-Advisor provides a continuous investment program for the Fund and makes decisions and places orders to buy, sell or hold particular securities for the Fund. The Sub-Advisor is also responsible for managing its employees who provide services to the Fund.

[Name of trading sub-advisor] (“[XX]” or “Trading Sub-Advisor” and, together with Callodine, the “Sub-Advisors”) acts as one of the investment sub-advisors to the Fund. [Ownership information about the trading sub-advisor]. Under the Investment Sub-Advisory Agreement (the “[XX] Sub-Advisory Agreement,” and, together with the Callodine Sub-Advisory Agreement, the “Sub-Advisory Agreements”), between the Advisor and [XX], [XX] is responsible for trading portfolio securities for the Fund, including selecting broker-dealers to execute purchase and sale transactions or in connection with any rebalancing or reconstitution of the portfolio, pre- and post-trade compliance, and monitoring of Fund trading activity, subject to the oversight of the Advisor and the Board of Trustees.]

The Fund pays the Advisor for the services performed a fee at the annual rate of: [XX%] of the Fund’s average daily net assets. The Advisor pays the Sub-Advisors out of the fee received from the Fund. [As described below, the Advisor is separately compensated for acting as the Trust’s accounting services agent and providing administration services to the Fund.]

After its initial two year term, the continuance of each Agreement must be specifically approved at least annually: (i) by the vote of a majority of the outstanding shares of the Fund or by the Trustees; and (ii) by the vote of a majority of the Trustees who are not parties to such Agreement or “interested persons” (as defined under the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its “assignment” (as defined under the 1940 Act) and is terminable at any time without penalty by the Trustees or by a majority of the outstanding shares of the Trust on 60 days’ written notice to the Advisor, or by the Advisor on 60 days’ written notice to the Trust. Each Sub-Advisory Agreement will terminate automatically in the event of its “assignment” (as defined under the 1940 Act) or the termination of the Advisory Agreement and is terminable at any time without penalty (i) by the Trustees or by a majority of the outstanding shares of the Trust, (ii) by the Advisor on not more than 60 days’ nor less than 30 days’ written notice to the Sub-Advisor, or (iii) by the Sub-Advisor on 90 days’ written notice to the Advisor.

[The Advisor has contractually agreed to limit the Fund’s total direct annual operating expenses (exclusive of [XX] (“excluded expenses”)), as shown below. The agreement is expected to remain in effect indefinitely, and may not be amended or terminated by the Advisor without the approval of the Board. The Advisor’s agreement to limit the Fund’s operating expenses is limited to direct operating expenses and, therefore, does not apply to the indirect expenses incurred by the Fund through their investments in underlying funds or other investment companies, including BDCs.]

The Advisor may receive from the Fund the difference between the Fund’s total direct annual operating expenses (not including excluded expenses) and the Fund’s contractual expense limit to recoup all or a portion of its prior fee waivers or expense reimbursements made during the rolling three-year period preceding the recoupment if at any point the total direct annual operating expenses (not including excluded expenses), are below the contractual expense limit (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment.

Fund	Contractual Expense Limitation
Callodine BDC Income ETF	[XX]	%

[The Advisor serves as the Trust’s accounting services agent and provides administration services to the Trust and its series. The Advisor has contracted with [INSERT NAME AND ADDRESS Westborough, MA 01581, to provide sub-accounting and sub-administration services to the Fund.]

[Pursuant to a Master Services Agreement, the Trust pays the Advisor an annual fee related to fund accounting and administration services in the following amounts: [XX]. Additionally, certain transaction and out-of-pocket expenses, including charges for reporting relating to the Trust’s compliance program, are charged to the Trust.]

As of the date of this SAI, the Advisor did not receive compensation from the Fund, because it had not yet commenced operations.

[The Advisor and its affiliates may use the Fund within discretionary investment accounts. From time to time, these discretionary accounts may own or control a substantial portion of outstanding shares of the Fund. The Fund’s assets may be significantly less during times when these discretionary accounts are not invested in the Fund, which would cause the Fund’s remaining shareholders to bear greater portions of the Fund’s fixed operating expenses, subject to any fee waiver then in effect.]

[The Distributor]

[XX (the “Distributor”), acts as Distributor of Trust shares and is located at XX. The Distributor and the Trust are parties to a distribution agreement (the “Distribution Agreement”) which applies to each class of shares of the Trust.]

[The Distribution Agreement is renewable annually. The continuation of the Distribution Agreement must be specifically approved by the Board of Trustees and separately by the Trustees who are not parties to the Distribution Agreement or “interested persons” (as defined under the 1940 Act) of any party to the Distribution Agreement.]

Payments to Broker-Dealers and Other Financial Intermediaries

Rule 12b-1 Plan

The Trust has adopted a Distribution Plan applicable to the Fund in accordance with the provisions of Rule 12b-1 under the 1940 Act, which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. Continuance of the Plan must be approved annually by a majority of the Trustees and by a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust and have no direct or indirect financial interest in the Plan or in any agreements related to the Plan (“Qualified Trustees”). The Plan requires that quarterly written reports of amounts spent under the Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees. The Plan may not be amended to increase materially the amount that may be spent thereunder without approval by a majority of the outstanding shares of the Fund. All material amendments of the Plan will require approval by a majority of the Trustees and of the Qualified Trustees.

The Plan provides a method of paying for distribution and shareholder services, which may help the Fund grow or maintain asset levels to provide operational efficiencies and economies of scale, provided by the Distributor or other financial intermediaries that enter into agreements with the Distributor. The Fund may make payments to financial intermediaries, such as banks, savings and loan associations, insurance companies, investment counselors, broker-dealers, fund “supermarkets” and the Distributor’s affiliates and subsidiaries, as compensation for services, reimbursement of expenses incurred in connection with distribution assistance or provision of shareholder services. The Distributor may, at its discretion, retain a portion of such payments to compensate itself for distribution services and distribution related expenses such as the costs of preparation, printing, mailing or otherwise disseminating sales literature, advertising, and prospectuses (other than those furnished to current shareholders of the Fund), promotional and incentive programs, and such other marketing expenses that the Distributor may incur.

Under the Plan, the Distributor or financial intermediaries may receive up to 0.25% of the average daily net assets of Fund shares as compensation for distribution and shareholder services. The Plan is characterized as a compensation plan since the distribution fee will be paid to the Distributor without regard to the distribution or shareholder service expenses incurred by the Distributor or the amount of payments made to financial intermediaries. The Trust intends to operate the Plan in accordance with its terms and with FINRA rules concerning sales charges.

Because Rule 12b-1 fees are paid out of the Fund’s assets, and over time, these fees increase the cost of your investment and they may cost you more than certain other types of sales charges. However, no Rule 12b-1 fees are currently paid by the Fund, and there are no plans to impose these fees.

Payments by the Advisor and/or its Affiliates

The Advisor may use its own resources to engage in activities that may promote the sale of the Fund’s shares, including payments, or other forms of incentives such as discounted fees for products or services of affiliates, to third parties who provide services such as shareholder servicing, marketing support, and distribution assistance to the Fund. These fees or other incentives are in addition to any payments made to financial intermediaries by the Trust. The level of payments made to financial intermediaries may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the Fund attributable to the financial intermediary, the particular type of Fund, or other measures as agreed to in writing by the Advisor, the [Distributor] and/or their affiliates and the financial intermediaries or any combination thereof. The amount of these payments is determined at the discretion of the Advisor, the [Distributor] and/or their affiliates from time to time and may be different for different financial intermediaries based on, for example, the nature of the services provided by the financial intermediary.

[The Distributor may from time to time and from its own resources pay or allow additional discounts or promotional incentives in the form of cash or other compensation (including merchandise or travel) to financial intermediaries and it is free to make additional payments out of its own assets to promote the sale of Fund shares. The Advisor may also, from its own resources, defray or absorb costs relating to distribution, including compensation of employees who are involved in distribution. These payments or discounts may be substantial but are paid or discounted by the Advisor or its affiliates, not by the Fund or their shareholders. Such payments may provide an incentive for the financial intermediary to make shares of the Fund available to its customers and may allow the Fund greater access to the financial intermediary’s customers, and may create a conflict of interest by influencing the financial intermediary to recommend the Fund over another investment.]

Transfer Agent, Dividend Disbursing Agent, Custodian, Independent Registered Public Accounting Firm, and Counsel

The transfer agent and dividend disbursing agent for the Fund is [INSERT.] Transfer agent fees are charged to the Trust on a per account basis.

The custodian for the Fund is [INSERT (“Custodian”), [ADDRESS.] The Custodian holds cash, securities, and other assets of the Trust as required by the 1940 Act. The Custodian may, at its own expense, employ one or more sub-custodians on behalf of the Trust, provided that it shall remain liable for all its duties as custodian. The foreign sub-custodians will act as custodian for the foreign securities held by the Trust.

[XXXX), with offices at [XXXX],] serves as the independent registered public accounting firm for the Fund. In addition to providing audit services, [XXXX] assists in the preparation and review of, and signs as paid preparer, the Fund’s [XXXX] tax returns and provides assistance on certain non-audit matters.

Morgan, Lewis & Bockius LLP, 2222 Market Street, Philadelphia, PA 19103, serves as legal counsel to the Trust.

[Paul Hastings LLP, 101 California Street, 48th Floor, San Francisco, CA 94111, serves as legal counsel to the Independent Trustees.]

Book Entry Only System

Depository Trust Company (“DTC”) acts as securities depositary for the Fund’s shares. Shares of the Fund are represented by securities registered in the name of DTC or its nominee, Cede & Co., and deposited with, or on behalf of, DTC. Except in limited circumstances set forth below, certificates will not be issued for shares.

DTC is a limited-purpose trust company that was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the NYSE and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers, and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

Beneficial ownership of shares of the Fund are limited to DTC Participants, Indirect Participants, and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares of the Fund (owners of such beneficial interests are referred to herein as “Beneficial Owners”) are shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of shares of the Fund. The Trust recognizes DTC or its nominee as the record owner of all shares of the Fund for all purposes. Beneficial Owners of shares of the Fund are not entitled to have such shares registered in their names, and will not receive or be entitled to physical delivery of share certificates. Each Beneficial Owner must rely on the procedures of DTC and any DTC Participant and/or Indirect Participant through which such Beneficial Owner holds its interests, to exercise any rights of a holder of shares of the Fund.

Conveyance of all notices, statements, and other communications to Beneficial Owners is effected as follows. DTC will make available to the Trust upon request and for a fee a listing of shares of the Fund held by each DTC Participant. The Trust shall obtain from each such DTC Participant the number of Beneficial Owners holding shares of the Fund, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement, or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all shares of the Fund. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares of the Fund held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in the Fund’s shares, or for maintaining, supervising, or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may determine to discontinue providing its service with respect to the Fund at any time by giving reasonable notice to the Fund and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Fund shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such replacement is unavailable, to issue and deliver printed certificates representing ownership of shares of the Fund, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchange.

Purchasing and Redeeming Shares in Creation Units

The Fund issues and redeems its shares on a continuous basis, at NAV, only in a large specified number of shares called a “Creation Unit,” either principally in-kind for securities or in cash for the value of such securities. The NAV of the Fund’s shares is determined once each business day, as described below under “Determination of Net Asset Value.” The Creation Unit size may change. Authorized Participants will be notified of such change.

The basket is generally representative of the Fund’s portfolio, and together with a cash balancing amount, is equal to the NAV of the Fund shares comprising the Creation Unit. However, Rule 6c-11 of the 1940 Act permits the Fund to utilize “custom baskets” provided the conditions of the rule are met. Rule 6c-11 defines “custom baskets” to include two categories of baskets. First, a basket containing a non-representative selection of the ETF’s portfolio holdings would constitute a custom basket. These types of custom baskets include, but are not limited to, baskets that do not reflect: (i) a pro rata representation of the Fund’s portfolio holdings; (ii) a representative sampling of the Fund’s portfolio holdings; or (iii) changes due to a rebalancing or reconstitution of the Fund’s securities market index, if applicable. Second, if different baskets are used in transactions on the same business day (as defined below), each basket after the initial basket would constitute a custom basket. For example, if the Fund exchanges a basket with either the same or another Authorized Participant that reflects a representative sampling that differs from the initial basket, that basket (and any such subsequent baskets) would be a custom basket. Similarly, if the Fund substitutes cash in lieu of a portion of basket assets for a single Authorized Participant, that basket would be a custom basket.

The Trust issues and sells shares of the Fund only: (i) in Creation Units on a continuous basis through the Distributor, without a sales load (but subject to transaction fees), at their NAV per share next determined after receipt of an order, on any business day, in proper form pursuant to the terms of the Authorized Participant Agreement (“Participant Agreement”); or (ii) pursuant to the Dividend Reinvestment Service (defined below). The Fund will not issue fractional Creation Units. A business day is, generally, any day on which the Exchange is open for business.

The consideration for purchase of a Creation Unit of the Fund generally consists of either (i) the in-kind deposit of a designated portfolio of securities (the “Deposit Securities”) per each Creation Unit, and the Cash Component (defined below), computed as described below, or (ii) the cash value of the Deposit Securities (“Deposit Cash”) and the Cash Component. When accepting purchases of Creation Units for cash, the Fund may incur additional costs associated with the acquisition of Deposit Securities that would otherwise be provided by an in-kind purchaser. These additional costs may be recoverable from the purchaser of Creation Units.

Together, the Deposit Securities or Deposit Cash, as applicable, and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of the Fund. The “Cash Component” is an amount equal to the difference between the NAV of the shares of the Fund (per Creation Unit) and the market value of the Deposit Securities or Deposit Cash, as applicable. If the Cash Component is a positive number (i.e., the NAV per Creation Unit exceeds the market value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such positive amount. If the Cash Component is a negative number (i.e., the NAV per Creation Unit is less than the market value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such negative amount and the creator will be entitled to receive cash in an amount equal to the Cash Component. The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit and the market value of the Deposit Securities or Deposit Cash, as applicable. Computation of the Cash Component excludes any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities, if applicable, which shall be the sole responsibility of the Authorized Participant (as defined below).

The Fund, through NSCC, make available on each business day, prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time), the list of the names and the required number of shares of each Deposit Security or the required amount of Deposit Cash, as applicable, to be included in the current Fund Deposit (based on information at the end of the previous business day) for the Fund. Such Fund Deposit is subject to any applicable adjustments as described below, in order to effect purchases of Creation Units of the Fund until such time as the next-announced composition of the Deposit Securities or the required amount of Deposit Cash, as applicable, is made available.

The identity and number of shares of the Deposit Securities or the amount of Deposit Cash, as applicable, required for the Fund Deposit for the Fund changes as rebalancing adjustments and corporate action events are reflected from time to time by the Adviser with a view to the investment objective of the Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the component securities of the index the performance of which the Fund seeks to track, if applicable.

The Trust reserves the right to permit or require the substitution of Deposit Cash to replace any Deposit Security, which shall be added to the Cash Component, including, without limitation, in situations where the Deposit Security: (i) may not be available in sufficient quantity for delivery; (ii) may not be eligible for transfer through the systems of DTC for corporate securities and municipal securities or the Federal Reserve System for U.S. Treasury securities; (iii) may not be eligible for trading by an Authorized Participant (as defined below) or the investor for which it is acting; (iv) would be restricted under the securities laws or where the delivery of the Deposit Security to the Authorized Participant would result in the disposition of the Deposit Security by the Authorized Participant becoming restricted under the securities laws; or (v) in certain other situations (collectively, “custom orders”). The Trust also reserves the right to (i) permit or require the substitution of Deposit Securities in lieu of Deposit Cash; and (ii) include or remove Deposit Securities from the basket in anticipation of or implementation of rebalancing changes in the index the performance of which the Fund seeks to track, if applicable. The adjustments described above will reflect changes, known to the Adviser on the date of announcement to be in effect by the time of delivery of the Fund Deposit, in the composition of the index the performance of which the Fund seeks to track, if applicable, or resulting from certain corporate actions.

The Trust may at its discretion permit full or partial cash purchases of Creation Units of the Fund. When full or partial cash purchases of Creation Units are available or specified for the Fund, they will be effected in essentially the same manner as in-kind purchases thereof. In the case of a full or partial cash purchase, the Authorized Participant must pay the cash equivalent of the Deposit Securities it would otherwise be required to provide through an in-kind purchase, plus the same Cash Component required to be paid by an in-kind purchaser together with a creation transaction fee and non-standard charges, as may be applicable.

To be eligible to place orders with the Distributor to purchase a Creation Unit of the Fund, an entity must be (i) a “Participating Party”, i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see “BOOK ENTRY ONLY SYSTEM”). In addition, each Participating Party or DTC Participant (each, an “Authorized Participant”) must execute a Participant Agreement that has been agreed to by the Distributor, and that has been accepted by the Transfer Agent and the Trust, with respect to purchases and redemptions of Creation Units. Each Authorized Participant will agree, pursuant to the terms of a Participant Agreement, on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that it will pay to the Trust, an amount of cash sufficient to pay the Cash Component together with the creation transaction fee and any other applicable fees, taxes, and additional variable charges. The Adviser may retain all or a portion of the creation transaction fee to the extent the Adviser bears the expenses that otherwise would be borne by the Trust in connection with the purchase of a Creation Unit, which the creation transaction fee is designed to cover.

All orders to purchase shares directly from the Fund, including custom orders, must be placed for one or more Creation Units in the manner and by the time set forth in the Participant Agreement and/or applicable order form. The date on which an order to purchase Creation Units (or an order to redeem Creation Units, as set forth below) is received and accepted is referred to as the “Order Placement Date.”

An Authorized Participant may require an investor to make certain representations or enter into agreements with respect to the order, (e.g., to provide for payments of cash, when required). Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to purchase shares directly from the Fund in Creation Units have to be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement and only a small number of such Authorized Participants may have international capabilities.

On days when the Exchange closes earlier than normal, the Fund may require orders to create Creation Units to be placed earlier in the day. In addition, if a market or markets on which the Fund’s investments are primarily traded is closed, the Fund also will generally not accept orders on such day(s). Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement and in accordance with the AP Handbook or applicable order form. The Distributor will notify the Custodian of such order. The Custodian will then provide such information to the appropriate local sub-custodian(s). Those placing orders through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order to the Distributor by the applicable cut-off time on such business day. Economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Distributor or an Authorized Participant.

Fund Deposits must be delivered by an Authorized Participant through the Federal Reserve System (for cash and U.S. government securities) or through DTC (for corporate securities), through a subcustody agent (for foreign securities) and/or through such other arrangements allowed by the Trust or its agents. With respect to foreign Deposit Securities, the Custodian shall cause the subcustodian of the Fund to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, such Deposit Securities (or Deposit Cash for all or a part of such securities, as permitted or required), with any appropriate adjustments as advised by the Trust. Foreign Deposit Securities must be delivered to an account maintained at the applicable local subcustodian. The Fund Deposit transfer must be ordered by the Authorized Participant in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities or Deposit Cash, as applicable, to the account of the Fund or its agents by no later than the Settlement Date. The “Settlement Date” for the Fund is generally the second business day after the Order Placement Date. All questions as to the number of Deposit Securities or Deposit Cash to be delivered, as applicable, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities or cash, as applicable, will be determined by the Trust, whose determination shall be final and binding. The amount of cash represented by the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than the Settlement Date. If the Cash Component and the Deposit Securities or Deposit Cash, as applicable, are not received by the Custodian in a timely manner by the Settlement Date, the creation order may be cancelled and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. Upon written notice to the Distributor, such canceled order may be resubmitted the following business day using the Fund Deposit as newly constituted to reflect the then current NAV of the Fund.

The order shall be deemed to be received on the business day on which the order is placed provided that the order is placed in proper form prior to the applicable cut-off time and the federal funds in the appropriate amount are deposited by 3:00 p.m., Eastern time, with the Custodian on the Settlement Date. If the order is not placed in proper form as required, or federal funds in the appropriate amount are not received by 3:00 p.m. Eastern time on the Settlement Date, then the order may be deemed to be rejected and the Authorized Participant shall be liable to the applicable Fund for losses, if any, resulting therefrom. A creation request is considered to be in “proper form” if all procedures set forth in the Participant Agreement, AP Handbook, order form, and this SAI are properly followed.

Except as provided herein, Creation Units will not be issued until the transfer of good title to the Trust of the Deposit Securities or payment of Deposit Cash, as applicable, and the payment of the Cash Component have been completed. When the subcustodian has confirmed to the Custodian that the required Deposit Securities (or the cash value thereof) have been delivered to the account of the relevant subcustodian or subcustodians, the Distributor and the Adviser shall be notified of such delivery, and the Trust will issue and cause the delivery of the Creation Units. The delivery of Creation Units so created generally will occur no later than the second business day following the day on which the purchase order is deemed received by the Distributor. However, the Fund reserves the right to settle Creation Unit transactions on a basis other than the second business day following the day on which the purchase order is deemed received by the Distributor in order to accommodate foreign market holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates (that is the last day the holder of a security can sell the security and still receive dividends payable on the security), and in certain other circumstances. The Authorized Participant shall be liable to the Fund for losses, if any, resulting from unsettled orders.

Creation Units may be purchased in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the shares of the Fund on the date the order is placed in proper form since in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) an additional amount of cash equal to a percentage of the market value as set forth in the Participant Agreement, of the undelivered Deposit Securities (the “Additional Cash Deposit”), which shall be maintained in a separate non-interest bearing collateral account. The Authorized Participant must deposit with the Custodian the Additional Cash Deposit, as applicable, by the time set forth in the Participant Agreement on the Settlement Date. If the Fund or its agents do not receive the Additional Cash Deposit in the appropriate amount, by such time, then the order may be deemed rejected and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to the applicable percentage, as set forth in the Participant Agreement, of the daily marked to market value of the missing Deposit Securities. The Trust may use such Additional Cash Deposit to buy the missing Deposit Securities at any time. Authorized Participants will be liable to the Trust for all costs, expenses, dividends, income, and taxes associated with missing Deposit Securities, including the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the value of such Deposit Securities on the day the purchase order was deemed received by the Distributor plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Trust and deposited into the Trust. In addition, a creation transaction fee as set forth below under “Creation Transaction Fee” may be charged and an additional variable charge may also apply. The delivery of Creation Units so created generally will occur no later than the Settlement Date.

The Trust reserves the right to reject an order for Creation Units transmitted to it by the Distributor in respect of the Fund including, if (a) the order is not in proper form; (b) the Deposit Securities or Deposit Cash, as applicable, delivered by the Participant are not as disseminated through the facilities of the NSCC for that date by the Custodian; (c) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (d) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (e) the acceptance or receipt of the order for a Creation Unit would, in the opinion of counsel to the Trust, be unlawful; or (f) circumstances outside the control of the Trust, the Custodian, the Transfer Agent and/or the Adviser make it for all practical purposes not feasible to process orders for Creation Units.

Examples of such circumstances include acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Distributor, the Custodian, a sub-custodian, the Transfer Agent, DTC, NSCC, Federal Reserve System, or any other participant in the creation process, and other extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of the creator of a Creation Unit of its rejection of the order of such person. The Trust, the Transfer Agent, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall either of them incur any liability for the failure to give any such notification. The Trust, the Transfer Agent, the Custodian and the Distributor shall not be liable for the rejection of any purchase order for Creation Units. Given the importance of the ongoing issuance of Creation Units to maintaining a market price that is at or close to the underlying net asset value of the Fund, the Trust does not intend to suspend acceptance of orders for Creation Units.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

A fixed purchase (i.e., creation) transaction fee may be imposed for the transfer and other transaction costs associated with the purchase of Creation Units (“Creation Order Costs”). The standard creation transaction fee for the Fund, regardless of the number of Creation Units created in the transaction, is set forth in the table below.

Fund	Creation Transaction Fee
Callodine BDC Income ETF	[$XX]

The Fund may adjust the creation transaction fee from time to time. The creation transaction fee may be waived on certain orders if the Custodian has determined to waive some or all of the Creation Order Costs associated with the order or another party, such as the Adviser, has agreed to pay such fee.

In addition, a variable fee may be imposed for cash purchases, non-standard orders, or partial cash purchases of Creation Units. The variable fee is primarily designed to cover non-standard charges, e.g., brokerage, taxes, foreign exchange, execution, market impact, and other costs and expenses, related to the execution of trades resulting from such transaction. In all cases, such fees will be limited in accordance with the requirements of the SEC applicable to management investment companies offering redeemable securities. The Fund may determine not to charge a variable fee on certain orders when the Adviser has determined that doing so is in the best interests of the Fund’s shareholders, e.g., for creation orders that facilitate the rebalance of the Fund’s portfolio in a more efficient manner than could have been achieved without such order.

Investors who use the services of an Authorized Participant, broker or other such intermediary may be charged a fee for such services which may include an amount for the creation transaction fee and non-standard charges. Investors are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust. The Adviser may retain all or a portion of the Transaction Fee to the extent the Adviser bears the expenses that otherwise would be borne by the Trust in connection with the issuance of a Creation Unit, which the Transaction Fee is designed to cover.

There are certain legal risks unique to investors purchasing Creation Units directly from the Fund. Because the Fund’s shares may be issued on an ongoing basis, a “distribution” of shares could be occurring at any time. Certain activities that a shareholder performs as a dealer could, depending on the circumstances, result in the shareholder being deemed a participant in the distribution in a manner that could render the shareholder a statutory underwriter and subject to the prospectus delivery and liability provisions of the 1933 Act. For example, a shareholder could be deemed a statutory underwriter if it purchases Creation Units from the Fund, breaks them down into the constituent shares, and sells those shares directly to customers, or if a shareholder chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary-market demand for shares. Whether a person is an underwriter depends upon all of the facts and circumstances pertaining to that person’s activities, and the examples mentioned here should not be considered a complete description of all the activities that could cause you to be deemed an underwriter.

Dealers who are not “underwriters” but are participating in a distribution (as opposed to engaging in ordinary secondary-market transactions), and thus dealing with the Fund’s shares as part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the 1933 Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the 1933 Act.

Shares of the Fund may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Fund through the Transfer Agent and only on a business day. EXCEPT UPON LIQUIDATION OF A FUND, THE TRUST WILL NOT REDEEM SHARES IN AMOUNTS LESS THAN CREATION UNITS. Investors must accumulate enough shares of the Fund in the secondary market to constitute a Creation Unit in order to have such shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a redeemable Creation Unit.

With respect to the Fund, the Custodian, through the NSCC, makes available prior to the opening of business on the Exchange (currently 9:30 a.m. Eastern time) on each business day, the list of the names and share quantities of the Fund’s portfolio securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Fund Securities”). Fund Securities received on redemption may not be identical to Deposit Securities.

Redemption proceeds for a Creation Unit are paid either in-kind or in cash, or combination thereof, as determined by the Trust. With respect to in-kind redemptions of the Fund, redemption proceeds for a Creation Unit will consist of Fund Securities- as announced by the Custodian on the business day of the request for redemption received in proper form plus cash in an amount equal to the difference between the NAV of the shares of the Fund being redeemed, as next determined after a receipt of a request in proper form, and the value of Fund Securities (the “Cash Redemption Amount”), less any fixed redemption transaction fee as set forth below and any applicable additional variable charge as set forth below. In the event that the Fund’s securities have a value greater than the NAV of the shares of the Fund, a compensating cash payment equal to the differential is required to be made by or through an Authorized Participant by the redeeming shareholder. Notwithstanding the foregoing, at the Trust’s discretion, an Authorized Participant may receive the corresponding cash value of the securities in lieu of the in-kind securities value representing one or more Fund Securities.

Although the Trust does not ordinarily permit full or partial cash redemptions of Creation Units of the Fund, when full or partial cash redemptions of Creation Units are available or specified for the Fund, they will be effected in essentially the same manner as in-kind redemptions thereof. In the case of full or partial cash redemptions, the Authorized Participant receives the cash equivalent of the Fund Securities it would otherwise receive through an in-kind redemption, plus the same Cash Redemption Amount to be paid to an in-kind redeemer.

A fixed redemption transaction fee may be imposed for the transfer and other transaction costs associated with the redemption of Creation Units (“Redemption Order Costs”). The standard redemption transaction fee for the Fund, regardless of the number of Creation Units redeemed in the transaction, is set forth in the table below.

Fund	Redemption Transaction Fee
Callodine BDC Income ETF	[$XX]

The Fund may adjust the redemption transaction fee from time to time. The redemption transaction fee may be waived on certain orders if the Custodian has determined to waive some or all of the Redemption Order Costs associated with the order or another party, such as the Adviser, has agreed to pay such fee.

In addition, a variable fee, payable to the Fund, may be imposed for cash redemptions, non-standard orders, or partial cash redemptions for the Fund. The variable fee is primarily designed to cover non-standard charges, e.g., brokerage, taxes, foreign exchange, execution, market impact, and other costs and expenses, related to the execution of trades resulting from such transaction. In all cases, such fees will be limited in accordance with the requirements of the SEC applicable to management investment companies offering redeemable securities. The Fund may determine not to charge a variable fee on certain orders when the Adviser has determined that doing so is in the best interests of Fund shareholders, e.g., for redemption orders that facilitate the rebalance of the Fund’s portfolio in a more tax efficient manner than could be achieved without such order.

Investors who use the services of an Authorized Participant, broker or other such intermediary may be charged a fee for such services, which may include an amount for the redemption transaction fees and non-standard charges. Investors are responsible for the costs of transferring the securities constituting the Fund Securities to the account of the Trust. The non-standard charges are payable to the Fund as it incurs costs in connection with the redemption of Creation Units, the receipt of Fund Securities and the Cash Redemption Amount and other transactions costs. The Adviser may retain all or a portion of the redemption transaction fee to the extent the Adviser bears the expenses that otherwise would be borne by the Trust in connection with the redemption of a Creation Unit, which the redemption transaction fee is designed to cover.

Orders to redeem Creation Units must be submitted in proper form to the Transfer Agent prior to the time as set forth in the Participant Agreement. A redemption request is considered to be in “proper form” if (i) an Authorized Participant has transferred or caused to be transferred to the Trust’s Transfer Agent the Creation Unit(s) being redeemed through the book-entry system of DTC so as to be effective by the time as set forth in the Participant Agreement and (ii) a request in form satisfactory to the Trust is received by the Transfer Agent from the Authorized Participant on behalf of itself or another redeeming investor within the time periods specified in the Participant Agreement. If the Transfer Agent does not receive the investor’s shares of the Fund through DTC’s facilities by the times and pursuant to the other terms and conditions set forth in the Participant Agreement, the redemption request shall be rejected, unless, to the extent contemplated by the Participant Agreement, collateral is posted in an amount equal to a percentage of the value of the missing shares of that Fund as specified in the Participant Agreement (and marked to market daily).

The Authorized Participant must transmit the request for redemption, in the form required by the Trust, to the Transfer Agent in accordance with procedures set forth in the Participant Agreement. Investors should be aware that their particular broker may not have executed a Participant Agreement, and that, therefore, requests to redeem Creation Units may have to be placed by the investor’s broker through an Authorized Participant who has executed a Participant Agreement. Investors making a redemption request should be aware that such request must be in the form specified by such Authorized Participant. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an Authorized Participant and transfer of the shares of the Fund to the Trust’s Transfer Agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not authorized Participants.

In connection with taking delivery of shares of Fund Securities upon redemption of Creation Units, a redeeming shareholder or Authorized Participant acting on behalf of such shareholder must maintain appropriate custody arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the Fund’s securities are customarily traded, to which account such Fund Securities will be delivered. Deliveries of redemption proceeds generally will be made within two business days of the trade date. However, due to the schedule of holidays in certain countries, the different treatment among foreign and U.S. markets of dividend record dates and dividend ex-dates (that is the last date the holder of a security can sell the security and still receive dividends payable on the security sold), and in certain other circumstances, the delivery of in-kind redemption proceeds may take longer than two business days after the day on which the redemption request is received in proper form. If neither the redeeming shareholder nor the Authorized Participant acting on behalf of such redeeming shareholder has appropriate arrangements to take delivery of the Fund Securities in the applicable foreign jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of the Fund Securities in such jurisdiction, the Trust may, in its discretion, exercise its option to redeem such shares in cash, and the redeeming shareholders will be required to receive redemption proceeds in cash.

If it is not possible to make other such arrangements, or it is not possible to effect deliveries of the Fund Securities, the Trust may in its discretion exercise its option to redeem such shares in cash, and the redeeming investor will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that the Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its shares based on the NAV of shares of the Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Trust’s brokerage and other transaction costs associated with the disposition of Fund Securities). The Fund also may, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities but does not differ in NAV.

Pursuant to the Participant Agreement, an Authorized Participant submitting a redemption request is deemed to make certain representations to the Trust regarding the Authorized Participant’s ability to tender for redemption the requisite number of shares of the Fund. The Trust reserves the right to verify these representations at its discretion, but will typically require verification with respect to a redemption request from the Fund in connection with higher levels of redemption activity and/or short interest in the Fund. If the Authorized Participant, upon receipt of a verification request, does not provide sufficient verification of its representations as determined by the Trust, the redemption request will not be considered to have been received in proper form and may be rejected by the Trust.

Redemptions of shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of Creation Units may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming investor of the shares of the Fund to complete an order form or to enter into agreements with respect to such matters as compensating cash payment. Further, an Authorized Participant that is not a “qualified institutional buyer,” (“QIB”) as such term is defined under Rule 144A of the 1933 Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A. An Authorized Participant may be required by the Trust to provide a written confirmation with respect to QIB status in order to receive Fund Securities.

Because the portfolio securities of the Fund may trade on the relevant exchange(s) on days that the Exchange is closed or are otherwise not business days for the Fund, shareholders may not be able to redeem their shares, or to purchase or sell shares on the Exchange, on days when the NAV of the Fund could be significantly affected by events in the relevant foreign markets.

The right of redemption may be suspended or the date of payment postponed with respect to the Fund (1) for any period during which the New York Stock Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the New York Stock Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the securities owned by the Fund or determination of the NAV of the shares is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

Portfolio Manager

This section includes information about the Fund’s portfolio manager, including information about how he is compensated, and other accounts he manages.

Shares Owned.

As of [XX, XX], 2026, the Fund’s portfolio manager beneficially owned between [$XX and $XX] of the Predecessor Fund.

[Compensation.]

The portfolio manager for the Fund is compensated by Callodine. The portfolio manager receives a fixed base salary. In addition, James Morrow, is the principal owner of Callodine Group, the ultimate parent of the Advisor and Callodine (and other affiliates). As owner of Callodine Group, Mr. Morrow participates in the profits of Callodine, the Advisor and other subsidiary businesses, which include carried interest and performance-based fees.

Management of Other Portfolios. The following table provides information about other portfolios managed by the Fund’s portfolio manager as of [XX,XX, 2026]. The information below excludes the Fund.

	Registered Investment Companies			Other Pooled Investment Vehicles			Other Accounts
Name	Number of Accts	Total Assets		Number of Accts	Total Assets		Number of Accts	Total Assets
All Accounts
James Morrow	[X]	$	[X]	[X]	$	[X]	[X]	$	[X]

[* Includes 1 account with assets under management of XXXXX that is subject to a performance-based advisory fee.]

[** This account is subject to a performance-based advisory fee.]

[Management of Conflicts of Interest.]

The portfolio manager and Callodine provide investment management, advisory and other services to other clients, including other funds and separately managed accounts managed by Callodine, and may continue to do so in the future. The portfolio manager and Callodine are not restricted from managing other accounts, from entering into other investment advisory relationships, or from engaging in other business activities, even though such activities may be in competition with the Fund and/or may involve substantial time and resources of the portfolio manager and Callodine. These activities create a conflict of interest because the time and effort of the portfolio manager and Callodine will not be devoted exclusively to the business of the Fund, but will be allocated between the management of the Fund and other business activities and clients of Callodine.

The portfolio manager and Callodine may give advice or take action with respect to any of the other accounts (including those that have investment objectives and/or investment strategies similar to the Fund and/or those that are expected to have a substantial overlap of securities held by such other accounts and the Fund) which may be the same as or differ from the advice given or the timing or nature of any action taken with respect to investments of the Fund. When the financial benefits from managing the assets of other accounts are greater (e.g., such other account generates higher fees or allocations tied to either higher percentages earned or larger amounts of capital investment by Callodine) the portfolio manager and Callodine will have a conflict of interest because they will have an incentive to favor the other account. Allocation of investment opportunities among the Fund and such other accounts managed by the portfolio manager or Callodine will be made in the portfolio manager or Callodine’s judgment based upon the investment objectives and investment portfolio of the Fund and such other accounts and such other factors as the portfolio manager or Callodine may determine from time to time. As a result, there may be material differences between portfolio holdings and trading of the Fund and those of other accounts managed by the portfolio manager or Callodine.

A material component of the Fund’s investment strategy is to invest in securities with a focus on specialty income niches. The investment management that the portfolio manager or Callodine provide to other accounts they manage also focus on investing in specialty income niches. While certain clients will generally be invested in the same universe of securities (and other clients may be invested in overlapping subsets of securities), the investment mandate and focus, target exposures, position sizing, liquidity, tax situation and other key factors are not expected to be the same across all clients. Where appropriate and consistent with clients’ investment objectives, strategies and restrictions, Callodine may, but is not obligated to, aggregate brokerage orders for the same security for multiple client accounts. Aggregation is generally done to seek best execution, minimize transaction costs, and facilitate efficient trade execution. Aggregated orders may include both accounts that are managed with similar investment objectives and strategies and accounts that pursue different investment objectives and strategies. Although trades may be aggregated for execution efficiency, client accounts are managed in accordance with their individual investment objectives, guidelines and restrictions. As such, not all clients will participate in every trade; allocations may vary based on investment guidelines and restrictions; capital inflows and outflows and other portfolio-specific factors. There is expected to be substantial overlap of securities that are purchased for the Fund and for other accounts currently managed by the portfolio manager or Callodine, or other accounts that they may manage in the future. However, it is also expected that there will be material differences between portfolio holdings and trading of the Fund and those made for the benefit of such other accounts managed by the portfolio manager or Callodine. It is not anticipated that trades will be at the same time or necessarily on same terms for the Fund and such other accounts in relation to assets under management or any other measure. Instead, such trades are expected to generally be made independently and frequently on different days. As a result, trades made by the Fund and for the benefit of such other accounts can be expected to may be at different prices and with different position sizing. Callodine has implemented policies and procedures that govern the allocation of portfolio transactions and investment opportunities across the Fund and other accounts managed by Callodine. Trade allocation is reviewed periodically by Callodine’s Chief Compliance Officer to determine compliance with established policies and procedures.

When the purchase and sale of securities and other instruments is considered to be in the best interest of both the Fund and other accounts managed by the portfolio manager or Callodine, the securities or other instruments to be purchased or sold may be aggregated in order to seek to obtain superior execution and/or lower brokerage expenses. Execution prices for identical securities purchased or sold on behalf of multiple accounts in any one day may be (but are not required to be) averaged. In such instances, allocation of prices, as well as expenses incurred in the transaction, will be made in a manner that Callodine considers to be equally as favorable to the Fund as to any other party.

Representatives of Callodine may serve on the board of trustees of one or more publicly traded companies in which the Fund may invest. As a result, under Callodine’s policies, the Fund may be restricted from transacting in securities of such issuers.

[INSERT ETF TRADING SUB-ADVISER PM INFORMATION IF APPLICABLE]

Portfolio Transactions and Brokerage

[To be confirmed or updated]

[A third party outsourced trader (the “Outsourced Trader”) has been engaged to provide outsourced trading services for the Fund investments pursuant to an Outsourced Trading Services Agreement (the “Trading Agreement”). Pursuant to the Trading Agreement, Callodine will place most orders for securities and other financial instruments with the Outsourced Trader, which are executed by the Outsourced Trader on behalf of the Fund and cleared and settled by the Fund’s custodian. The Outsourced Trader generally serves in the capacity of agent broker and will route orders to any exchanges, markets, trading systems or any other execution designation or liquidity provider, consistent with its duty to provide best execution. The Outsourced Trader may provide liquidity on orders from an internal source, in a manner consistent with best execution. The Outsourced Trader may also route orders to or source liquidity from its affiliates. The Outsourced Trader has no investment discretion for the Fund.

As compensation to the Outsourced Trader, the Fund pays a commission for its trade orders, which is in addition to any other standard commission, mark-up, markdown, or other transaction fee charged to execute the transaction or to pay for research. The Fund is not required to continue its relationship with the Outsourced Trader for any minimum period, and Callodine may, in its sole discretion, add or use another outsourced trader, in addition to or in place of the Outsourced Trader. In addition, Callodine currently performs trading functions for certain securities.

Callodine is responsible for seeking best execution in executing trades. Because trades are generally made by the Outsourced Trader, Callodine supervises the Outsourced Trader in obtaining best execution for the Fund’s portfolio transactions. As part of its supervision, Callodine takes into account a variety of factors, including the quality and timeliness of the execution, the financial strength, integrity and stability of the broker-dealer and the commissions or other transaction costs to be paid. Callodine also considers the quality, comprehensiveness and frequency of available research services and products provided by the broker-dealer, which may include, among other things, written information and analyses concerning specific securities, companies or sectors, market, financial and economic studies and forecasts, statistics and pricing or appraisal services, discussion with research personnel, special execution capabilities and order of call.

Callodine also considers whether a broker provides brokerage and/or research services to the Trust and/or other accounts of Callodine and may allocate orders for the Fund to those brokers that provide such benefits. Such allocations shall be in such amounts and proportions as Callodine shall determine, and Callodine shall report on such allocations regularly to the Advisor.

The research which Callodine receives for the Fund’s brokerage commissions, whether or not useful to the Trust, may be useful to the Callodine in managing the accounts of Callodine’s other advisory clients. Similarly, the research received for the commissions of such other accounts may be useful to the Trust.

Commissions paid to such brokers may be higher than another broker would have charged if a good faith determination is made by the Callodine that the commission is reasonable in relation to the services provided, viewed in terms of either that particular transaction or the Callodine’s holistic experience with that broker for transactions executed across the Callodine’s client base.

The Outsourced Trader and Callodine are authorized to pay higher execution costs to brokerage firms that provide Callodine with research products and services if Callodine determines that such prices or commissions are reasonable in relation to the overall services provided. Accordingly, the Fund may be deemed to be paying for research and other products and services with “soft” or commission dollars. It is anticipated that the use of commissions or “soft dollars” to pay for research and brokerage products and services (including the commissions, fees, and expenses of the Outsourced Trader) will fall within the safe harbor created by Section 28(e) of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”).

In some instances, Callodine may receive a product or service that may be used only partially for functions within Section 28(e) of the Exchange Act (for example, an order management system, trade analytical software or proxy services). In such instances, Callodine will make a good faith effort to determine the relative portion of the product or service used to assist Callodine in carrying out its investment decision-making responsibilities, and the relative portion used for administrative or other purposes outside Section 28(e) of the Exchange Act. The portion of the product or service attributable to assisting Callodine in carrying out its investment decision-making responsibilities will be paid through brokerage commissions generated by the Fund’s trades and the portion attributable to administrative or other purposes outside Section 28(e) of the Exchange Act will be paid for by Callodine from its own resources. Although Callodine will make a good faith determination that the amount of commissions paid is reasonable in light of the products or services provided by a broker, commissions rates are generally negotiable and thus, selecting brokers on the basis of considerations that are not limited to the applicable commissions rates may result in higher transaction costs than would otherwise be obtainable. The receipt of such products or services and the determination of the appropriate allocation in the case of “mixed use” products or services also creates a conflict of interest between Callodine and its clients because it is in Callodine’s interest to allocate more of such expenses to its clients.

Under Section 28(e) of the Exchange Act, research and brokerage products and services obtained with soft dollars generated by the Fund may be used by Callodine to service accounts other than the Fund. Research and brokerage services obtained by the use of commissions arising from the Fund’s portfolio transactions may be used by Callodine in its other investment activities and thus, the Fund may not necessarily, in any particular instance, be the direct or indirect beneficiary of the research or brokerage services provided.

Callodine and the Outsourced Trader may place transactions with a broker or dealer that (i) provides Callodine (or an affiliate) with the opportunity to participate in capital introduction events sponsored by the broker-dealer or (ii) refers investors to the Fund or other products advised by Callodine (or an affiliate), if otherwise consistent with seeking best execution; provided Callodine may not select the broker-dealer in recognition of the opportunity to participate in such capital introduction events or the referral of investors.

The Trust will direct futures trades, if any, to one or more futures commissions merchants, as selected by Callodine.

Because the Fund is new as of the date of this SAI, it has not yet paid brokerage commissions.]

Net Asset Value

The NAV is determined on each day that the NYSE is open for trading. In determining the NAV of the Fund’s shares, common stocks that are traded OTC or listed on national securities exchanges other than the NASDAQ National Market System are valued at the last sale price on the exchange on which each stock is principally traded as of the close of the NYSE (generally 4:00 p.m., Eastern time), or, in the absence of recorded sales, at the closing bid prices on such exchanges. Securities listed on the NASDAQ National Market System are valued in accordance with the NASDAQ Official Closing Price. Unlisted securities that are not included in such NASDAQ National Market System are valued at the quoted bid prices in the OTC market. Short-term investments that mature in sixty days or less may be valued at amortized cost, which approximates market value. Futures, and related options on futures, traded on U.S. and foreign exchanges are valued at the exchange settlement price, or if no settlement price is available, at the last sale price as of the close of the exchange on the valuation date. Investments in registered investment companies are valued at their NAV per share on valuation date. All securities initially expressed in foreign currencies will be converted to U.S. dollars using current exchange rates. Short securities positions are accounted for at value, using the same method of valuation described above. Securities and other assets for which market quotations are not readily available or are unreliable, such as in the case of a security value that has been materially affected by events occurring after the relevant market closes, are valued at fair value. The Board has designated the Advisor as the Fund’s valuation designee to make all fair value determinations with respect to the Fund’s portfolio investments, subject to the Board’s oversight. The Advisor has adopted and implemented policies and procedures to be followed when making fair value determinations, and it has established a Valuation Committee through which the Advisor makes fair value determinations. The Advisor’s determination of a security’s fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that is assigned to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available. The Advisor may use a pricing service to obtain the value of the Fund’s portfolio securities where the prices provided by such pricing service are believed to reflect the fair market value of such securities. The methods used by the pricing service and the valuations so established will be reviewed by the Advisor. Several pricing services are available, one or more of which may be used by the Advisor. A change in a pricing service or a material change in a pricing methodology for investments with no readily available market quotations will be reported to the Trust’s Board by the Advisor in accordance with certain requirements.

The foreign securities held by the Fund may be listed on foreign exchanges that trade on days when the NYSE is not open and the Fund does not price their shares. As a result, the value of the Fund’s portfolio securities may change on days when investors are unable to purchase or sell Fund shares on the Exchange. If trading or events occurring in other markets after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value taking this trading or these events into account.

Information About Trust Operations

The Trust does not expect to hold annual meetings of shareholders, but special meetings of shareholders may be held under certain circumstances. Shareholders of the Trust retain the right, under certain circumstances, to request that a meeting of shareholders be held for the purpose of considering the removal of a Trustee from office, and if such a request is made, the Trust will assist with shareholder communications in connection with the meeting. The shares of the Trust have equal rights with regard to voting, redemption and liquidations. The Trust’s shareholders will vote in the aggregate and not by Fund or class except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted upon affects only the interests of the shareholders of the Fund. Income, direct liabilities and direct operating expenses of the Fund will be allocated directly to the Fund, and general liabilities and expenses of the Trust will be allocated among the Fund, along with other series of the Trust, in proportion to the total net assets of the Fund by the Board of Trustees. The holders of shares have no preemptive or conversion rights. Shares when issued are fully paid and non-assessable and do not have cumulative voting rights.

The Fund may participate in class action lawsuits relating to its portfolio securities. The proceeds from the settlements of such lawsuits will generally be recorded as assets of the Fund in accordance with generally accepted accounting principles. If the Fund is liquidated prior to its recognition of the proceeds of a settlement, however, the proceeds may be donated to charity in the event that the officers of the Fund reasonably determine that, after taking into account all fees, costs and expenses reasonably related to the administration and distribution of such proceeds, including, but not limited to, administrative fees, mailing fees, and personnel costs, the amount to be distributed to each applicable shareholder is either zero or a de minimis amount. As part of the Board’s considerations when approving the liquidation and dissolution of a Fund of the Trust, the Board may approve the establishment of a liquidating trust for the completion of the liquidation and distribution of a Fund’s assets to shareholders. This may be the case when, for example, the Fund has assets and liabilities which are contingent in nature that remain on the liquidation date. If the Board establishes a liquidating trust for a Fund, the Trust would grant, assign and deliver to the liquidating trust all of the Fund’s rights and interests in any assets it currently owns and the liquidating trust would assume all of such Fund’s current liabilities and obligations, thereby allowing the Fund to fully liquidate and dissolve. The Board would also appoint one or more trustees of the liquidation trust, which may be a Trust officer and/or an employee of the Advisor or an affiliate of the Advisor, to oversee the operations and administration of the trust. The Fund’s former shareholders on the liquidation date will be the beneficiaries of the liquidating trust.

The liquidating trust will exist solely for the purposes of holding, liquidating and disposing of any assets received by it and paying or settling the liabilities and obligations of the Fund. All claims, expenses, charges, liabilities, and obligations of the liquidating trust will be paid out of the trust’s assets. On an interim or annual basis and only to the extent the liquidating trust receives assets that are in excess of its costs, fees and expenses, the trust will distribute those assets on a pro rata basis to the beneficiaries of the trust, provided however, that the liquidating trustee may determine, in the exercise of its reasonable judgment and in good faith, that the pro-rata amount of the assets due to each beneficiary would not be practicable to distribute to the beneficiaries because such amount is either zero or de minimis after taking into account the fees, costs and expenses reasonably related to the administration and distribution of such proceeds, including, but not limited to, administrative fees, mailing fees, and personnel costs. In such instance, such amounts will be distributed to a reputable non-profit charitable organization unaffiliated with the Trust or Adviser.

Although the Trust’s use of a liquidating trust for a Fund is unique to the facts and circumstances relating to the reasons for which it was created, a liquidating trust would generally have a term of three years from the date upon which it was established. At the conclusion of the liquidating trust’s term, the trust will distribute any remaining assets to the beneficiaries of the trust, subject to the cost considerations discussed above, and the trust would then liquidate. If a Fund (or its corresponding liquidating trust) were to receive any assets after the liquidation of the liquidating trust, such assets will be considered to be assets of the Trust generally and will be distributed by the Trust among all currently active series of the Trust on a pro rata basis.

Dividends and Distributions

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Dividends, Distributions and Taxes.”

General Policies. Dividends from net investment income, if any, are declared and paid [annually] by the Fund. Distributions of net realized capital gains, if any, generally are declared and paid once a year, but the Fund may make distributions on a more frequent basis to improve index tracking, if applicable, or to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act.

Dividends and other distributions on shares of the Fund are distributed, as described below, on a pro rata basis to Beneficial Owners of such shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Fund.

The Fund makes additional distributions to the extent necessary (i) to distribute the entire annual taxable income of the Fund, plus any net capital gains and (ii) to avoid the imposition of the excise tax imposed by Section 4982 of the Code. Management of the Trust reserves the right to declare special dividends by the Fund if, in its reasonable discretion, such action is necessary or advisable to preserve the Fund’s eligibility for treatment as a RIC or to avoid imposition of income or excise taxes on undistributed income.

Dividend Reinvestment Service. The Trust will not make the DTC book-entry dividend reinvestment service available for use by Beneficial Owners for reinvestment of their cash proceeds, but certain individual broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Fund through DTC Participants for reinvestment of their dividend distributions. Investors should contact their brokers to ascertain the availability and description of these services. Beneficial Owners should be aware that each broker may require investors to adhere to specific procedures and timetables in order to participate in the dividend reinvestment service and investors should ascertain from their brokers such necessary details. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares issued by the Trust of the Fund at NAV per share. Distributions reinvested in additional shares of the Fund will nevertheless be taxable to Beneficial Owners acquiring such additional shares to the same extent as if such distributions had been received in cash.

[Federal Taxes]

The following is only a summary of certain U.S. federal income tax considerations generally affecting the Fund and its shareholders, and is not intended as a substitute for careful tax planning. The summary is very general, and does not address investors subject to special rules, such as investors who hold shares through an individual retirement account (“IRA”), 401(k) or other tax-advantaged account. Shareholders are urged to consult their tax advisers with specific reference to their own tax situations, including their state, local and foreign tax liabilities.

The following discussion of certain U.S. federal income tax consequences is based on the Code, and the regulations issued thereunder as in effect on the date of this SAI. New legislation, certain administrative changes, or court decisions may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Qualification as a Regulated Investment Company. The Fund has elected or intends to elect and to qualify each year to be treated as a RIC under Subchapter M of the Code. As such, the Fund expects to be relieved of federal income tax on investment company taxable income and net capital gain (the excess of net long-term capital gain over net short-term capital loss) timely distributed to shareholders.

In order to qualify as a RIC the Fund must, among other things, (1) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from an interest in a qualified publicly traded partnership (the “Qualifying Income Test”); and (2) diversify its holdings so that at the close of each quarter of each taxable year (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. Government securities, securities of other RICs, and other securities limited, in respect of any one issuer, to a value not greater than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer, including the equity securities of a qualified publicly traded partnership and (ii) not more than 25% of the value of its assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, in the securities of any one issuer (other than U.S. Government securities or securities of any other RIC) or the securities (other than the securities of other RICs) of two or more issuers that are engaged in the same or similar trades or businesses or related trades or businesses if the Fund owns at least 20% of the voting power of each such issuer, or the securities of one or more qualified publicly traded partnerships (the “Asset Test”). These requirements may restrict the degree to which the Fund may engage in certain hedging transactions and may limit the range of the Fund’s investments. If the Fund qualifies as a RIC, it will not be subject to federal income tax on the part of its net investment income and net realized capital gains, if any, which it timely distributes each year to the shareholders, provided the Fund distributes at least the sum of (a) 90% of its investment company taxable income (generally, net investment income plus the excess, if any, of net short-term capital gain over net long-term capital loss) and (b) 90% of its net exempt interest income (the excess of (i) its tax-exempt interest income over (ii) certain deductions attributable to that income), if any (the “Distribution Requirement”).

If the Fund fails to satisfy the Qualifying Income or Asset Test in any taxable year, it may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. If these relief provisions are not available to the Fund for any year in which it fails to qualify as a RIC, all of its taxable income will be subject to tax at the regular corporate rate (currently 21%) without any deduction for distributions to shareholders, and its distributions (including capital gains distributions) generally will be taxable as ordinary income dividends to its shareholders, subject to the dividends received deduction for corporate shareholders and lower tax rates on qualified dividend income for individual shareholders. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying as a RIC. If the Fund determines that it will not qualify for treatment as a RIC, the Fund will establish procedures to reflect the anticipated tax liability in the NAV of the Fund. To requalify for treatment as a RIC in a subsequent taxable year, the Fund would be required to satisfy the RIC qualification requirements for that year and to distribute any earnings and profits from any year in which the Fund failed to qualify for tax treatment as a RIC. If the Fund failed to qualify as a RIC for a period greater than two taxable years, it would generally be required to pay the Fund-level tax on certain net built-in gains recognized with respect to certain of its assets upon a disposition of such assets within five years of qualifying as a RIC in a subsequent year. The Board reserves the right not to maintain the qualification of the Fund for treatment as a RIC if it determines such course of action to be beneficial to shareholders.

The Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. A “qualified late year loss” generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (commonly referred to as “post-October losses”) and certain other late-year losses.

The treatment of capital loss carryovers for RICs is similar to the rules that apply to individuals which provide that such losses are carried over by the Fund indefinitely. Thus, if the Fund has a “net capital loss” (that is, capital losses in excess of capital gains), the excess of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. In addition, the carryover of capital losses may be limited under the general loss limitation rules if the Fund experiences an ownership change as defined in the Code.

The Fund is treated as a corporation for federal income tax purposes. The Fund therefore is considered to be a separate entity in determining its treatment under the rules for RICs described herein. The requirements (other than certain organizational requirements) for qualifying RIC status are determined at the Trust level rather than at the Fund level.

Excise Tax. If the Fund fails to distribute in a calendar year at least 98% of its ordinary income for the year and 98.2% of its capital gain net income (the excess of short- and long-term capital gains over short- and long-term capital losses) for the one-year period ending October 31 of that year (and any retained amount from the prior year), the Fund will be subject to a nondeductible 4% federal excise tax on the undistributed amounts. For this purpose, any ordinary income or capital gain net income retained by the Fund and subject to corporate income tax will be considered to have been distributed. The Fund generally intend to make sufficient distributions to avoid imposition of this tax, but can make no assurances that such tax liability will be entirely eliminated. The Fund may in certain circumstances be required to liquidate investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the investment advisor might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of the Fund to satisfy the requirements for qualification as a RIC.

Distributions and Dividends. The Fund receives income generally in the form of dividends and interest on its investments. This income, plus net short-term capital gains, if any, less expenses incurred in the operation of the Fund, constitutes its net investment income from which dividends may be paid to you. All or a portion of the net investment income distributions may be treated as qualified dividend income (currently eligible for the reduced maximum capital gains rate to individuals of up to 20% (lower rates apply to individuals in lower tax brackets)) to the extent that the Fund receives and reports its dividends as qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States, in each case subject to certain limitations). A dividend will not be treated as qualified dividend income to the extent that: (i) the shareholder has not held the shares on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the shares become “ex-dividend” (which is the day on which declared distributions (dividends or capital gains) are deducted from the Fund’s assets before it calculates the NAV) with respect to such dividend, (ii) the Fund has not satisfied similar holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder, (iii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, or (iv) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Code. Therefore, if you lend your shares in the Fund, such as pursuant to securities lending arrangement, you may lose the ability to treat dividends (paid while the shares are held by the borrower) as qualified dividend income. Distributions that the Fund receives from an ETF or underlying fund taxable as a RIC or from a REIT will be treated as qualified dividend income only to the extent so reported by such ETF, underlying fund or REIT. It is expected that dividends received by the Fund from a REIT and distributed from that Fund to a shareholder generally will be taxable to the shareholder as ordinary income. Certain Fund’s investment strategies may limit their ability to make distributions eligible to be treated as qualified dividend income.

The Fund’s participation in the lending of securities may affect the amount, timing, and character of distributions to its shareholders. If the Fund participates in a securities lending transaction and receives a payment in lieu of dividends (a “substitute payment”) with respect to securities on loan in a securities lending transaction, such income generally will not constitute qualified dividend income and thus dividends attributable to such income will not be eligible for taxation at the rates applicable to qualified dividend income for individual shareholders and will not be eligible for the dividends received deduction for corporate shareholders.

Any distribution by the Fund may be taxable to shareholders regardless of whether it is received in cash or in additional shares. The Fund may derive capital gains and losses in connection with sales or other dispositions of the portfolio securities. Distributions from net short-term capital gains will generally be taxable to shareholders as ordinary income. Distributions from net long-term capital gains will be taxable to shareholders as long-term capital gains regardless of how long the shares have been held. The current maximum tax rate on long-term capital gains for non-corporate shareholders is 20% (lower rates apply to individuals in lower tax brackets). Distributions from capital gains are generally made after applying any available capital loss carryforwards.

Certain distributions may qualify for a dividends received deduction for corporate shareholders, subject to holding period requirements and other limitations under the Code, if they are attributable to the qualifying dividend income the Fund receives from a domestic corporation and are properly reported by that Fund. Certain Fund’s investment strategies may limit their ability to make distributions eligible for the dividends received deduction for corporate shareholders.

A RIC that receives business interest income may pass through its net business interest income for purposes of the tax rules applicable to the interest expense limitations under Section 163(j) of the Code. A RIC’s total “Section 163(j) Interest Dividend” for a tax year is limited to the excess of the RIC’s business interest income over the sum of its business interest expense and its other deductions properly allocable to its business interest income. A RIC may, in its discretion, designate all or a portion of ordinary dividends as Section 163(j) Interest Dividends, which would allow the recipient shareholder to treat the designated portion of such dividends as interest income for purposes of determining such shareholder’s interest expense deduction limitation under Section 163(j) of the Code. This can potentially increase the amount of a shareholder’s interest expense deductible under Section 163(j) of the Code. In general, to be eligible to treat a Section 163(j) Interest Dividend as interest income, you must have held your shares in the Fund for more than 180 days during the 361-day period beginning on the date that is 180 days before the date on which the share becomes ex-dividend with respect to such dividend. Section 163(j) Interest Dividends, if so designated by the Fund, will be reported to your financial intermediary or otherwise in accordance with the requirements specified by the IRS.

The Fund (or its administrative agent) will inform you of the amount of your ordinary income dividends, qualified dividend income, and capital gain distributions shortly after the close of each calendar year. Shareholders who have not held the Fund’s shares for a full year should be aware that the Fund may designate and distribute, as ordinary income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of investment in the Fund. A distribution will reduce the Fund’s NAV per share and may be taxable to you as ordinary income or capital gain even though, from an investment standpoint, the distribution may constitute a return of capital. Therefore, an investor should consider the tax consequences of purchasing shares immediately before a distribution record date.

If the Fund’s distributions exceed its earnings and profits (as calculated for federal income tax purposes) for a taxable year, all or a portion of the distributions made in the same taxable year may be re-characterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in the Fund’s shares and result in higher reported capital gain or lower reported capital loss when those shares on which a distribution was received are sold.

Distributions declared in October, November, or December to shareholders of record during those months and paid during the following January are treated as if they were received by each shareholder on December 31 of the year in which they are declared for tax purposes.

U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% tax on their “net investment income,” including interest, dividends, and capital gains (including capital gains realized on the sale, exchange, or redemption of shares of the Fund).

Sale, Exchange, or Redemption of Shares. Any gain or loss recognized on a sale, exchange or redemption of shares of the Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than one year and otherwise generally will be treated as short-term capital gain or loss. However, if shares on which a shareholder has received a net capital gain distribution are subsequently sold, exchanged or redeemed and such shares have been held for six months or less, any loss recognized will be treated as long-term capital loss to the extent of the net capital gain distribution. In addition, the loss realized on a sale or other disposition of shares will be disallowed to the extent a shareholder repurchases (or enters into a contract or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares). This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period. If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares acquired. For tax purposes, an exchange of shares of the Fund for shares of a different Fund is the same as a sale.

The Fund (or its administrative agent) is required to report to the Internal Revenue Service (“IRS”) and furnish its shareholders the cost basis information for purchases of Fund shares. In addition to the requirement to report the gross proceeds from the sale of shares, the Fund is also required to report the cost basis information for such shares and indicate whether the shares had a short-term or long-term holding period. Each time a shareholder sells shares, the Fund will permit the shareholder to elect from among several IRS accepted cost basis methods, including the average cost basis method. In the absence of an election, the Fund will use the average cost basis method. The cost basis method elected by the shareholder (or the cost basis method applied by default) for each sale of shares may not be changed after the settlement date of each such sale of shares. Shareholders should consult with their tax advisors to determine the best IRS accepted cost basis method for their tax situation and to obtain more information about how cost basis reporting applies to them. Shareholders also should carefully review any cost basis information provided to them by the Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

Tax-Exempt Shareholders. Tax-exempt entities are not permitted to offset losses from one trade or business against the income or gain of another trade or business. Certain net losses incurred prior to January 1, 2018 are permitted to offset gain and income created by an unrelated trade or business, if otherwise available. Under current law, the Fund serve to block unrelated business taxable income (“UBTI”) from being realized by their tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of section 514(b) of the Code. Certain types of income received by the Fund from REITs, REMICs, taxable mortgage pools or other investments may cause the Fund to designate some or all of its distributions as “excess inclusion income.” To Fund shareholders such excess inclusion income may (i) constitute taxable income, as UBTI for those shareholders who would otherwise be tax-exempt such as IRAs, 401(k) accounts, Keogh plans, pension plans and certain charitable entities; (ii) not be offset by otherwise allowable deductions for tax purposes; (iii) not be eligible for reduced U.S. withholding for non-U.S. shareholders even from tax treaty countries; and (iv) cause the Fund to be subject to tax if certain “disqualified organizations” as defined by the Code are Fund shareholders.

Tax-exempt investors sensitive to UBTI, especially charitable remainder trusts, are strongly encouraged to consult their tax advisers prior to investment in the Fund regarding this issue and IRS pronouncements regarding the treatment of such income in the hands of such investors.

The Fund’s shares held in a tax-qualified retirement account will generally not be subject to federal taxation on income and capital gains distribution from the Fund until a shareholder begins receiving payments from its retirement account. Because each shareholder’s tax situation is different, shareholders should consult their tax advisor about the tax implications of an investment in the shares of the Fund.

Taxation of Fund Investments. The Fund’s transactions in certain futures contracts, options, forward contracts, foreign currencies, foreign debt securities, foreign entities treated as investment companies, derivative securities, and certain other investment and hedging activities will be subject to special tax rules. In a given case, these rules may affect the Fund’s ability to qualify as a RIC, accelerate income to the Fund, defer losses to the Fund, require adjustments in the holding periods of the Fund’s assets, convert short-term capital losses into long-term capital losses, or otherwise affect the character of the Fund’s income. These rules could therefore affect the amount, timing, and character of distributions to shareholders. The Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interest of the Fund.

With respect to investments in zero coupon securities which are sold at original issue discount (“OID”) and thus do not make periodic cash interest payments, the Fund will be required to include as part of its current income the imputed interest on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because the Fund intends to distribute all of its net investment income to its shareholders, the Fund may have to sell securities to distribute such imputed income which may occur at a time when the Advisor or the Sub-Advisor would not have chosen to sell such securities and which may result in a taxable gain or loss. Special rules apply if the Fund holds inflation-indexed bonds. Generally, all stated interest on such bonds is recorded as income by the Fund under its regular method of accounting for interest income. The amount of positive inflation adjustment, which results in an increase in the inflation-adjusted principal amount of the bond, is treated as OID. The OID is included in the Fund’s gross income ratably during the period ending with the maturity of the bond, under the general OID inclusion rules. The amount of the Fund’s OID in a taxable year with respect to a bond will increase the Fund’s taxable income for such year without a corresponding receipt of cash, until the bond matures. As a result, the Fund may need to use other sources of cash to satisfy its distributions for such year. The amount of negative inflation adjustments, which results in a decrease in the inflation-adjusted principal amount of the bond, reduces the amount of interest (including stated interest, OID, and market discount, if any) otherwise includible in the Fund’s income with respect to the bond for the taxable year.

Any market discount recognized on a bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below redemption value or adjusted issue price if issued with original issue discount. Absent an election by the Fund to include the market discount in income as it accrues, gain on its disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.

The Fund may invest in inflation-linked debt securities. Any increase in the principal amount of an inflation-linked debt security will be OID, which is taxable as ordinary income and is required to be distributed, even though the Fund will not receive the principal, including any increase thereto, until maturity. As noted above, if the Fund invests in such securities it may be required to liquidate other investments, including at times when it is not advantageous to do so, in order to satisfy its distribution requirements and to eliminate any possible taxation at the Fund level.

The Fund is required for federal income tax purposes to mark-to-market and recognize as income for each taxable year its net unrealized gains and losses on certain futures and options contracts subject to section 1256 of the Code (“Section 1256 Contracts”) as of the end of the year as well as those actually realized during the year. Gain or loss from Section 1256 Contracts on broad-based indexes required to be marked to market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. The Fund may be required to defer the recognition of losses on Section 1256 Contracts to the extent of any unrecognized gains on offsetting positions held by the Fund. It is anticipated that any net gain realized from the closing out of Section 1256 Contracts with respect to securities may be considered gain from the sale of securities and therefore may be qualifying income for purposes of the Qualifying Income Test (as described above). The Fund intends to distribute to shareholders at least annually any net capital gains which have been recognized for federal income tax purposes, including unrealized gains at the end of the Fund’s fiscal year on futures or options transactions. Such distributions are combined with distributions of capital gains realized on the Fund’s other investments, and shareholders are advised on the nature of the distributions.

Certain investments in other underlying funds and ETFs may not produce qualifying income for purposes of the Qualifying Income Test or satisfy the Asset Test (as described above), for the Fund to maintain its status as a RIC under the Code. For example, investments in ETFs that track physical commodities and which are treated as grantor trusts under the Code do not generate qualifying income and are not considered “securities” for purposes of the Asset Test (as described above). If one or more underlying funds and/or ETFs generates more non-qualifying income for purposes of the Qualifying Income Test than the Fund’s portfolio management expects, it could cause the Fund to inadvertently fail the Qualifying Income Test, thereby causing the Fund to inadvertently fail to qualify as a RIC under the Code.

To the extent the Fund writes options that are not Section 1256 Contracts, the amount of the premium received by the Fund for writing such options will be entirely short-term capital gain to the Fund. In addition, if such an option is closed by the Fund, any gain or loss realized by the Fund as a result of closing the transaction will also be short-term capital gain or loss. If the holder of a put option exercises the holder’s right under the option, any gain or loss realized by the Fund upon the sale of the underlying security pursuant to such exercise will be short-term or long-term capital gain or loss to the Fund depending on the Fund’s holding period for the underlying security.

In general, for purposes of the Qualifying Income Test described above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the Fund. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (generally, a partnership (i) interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, (ii) that derives at least 90% of its income from the passive income sources specified in section 7704(d) of the Code, and (iii) that generally derives less than 90% of its income from the same sources as described in the Qualifying Income Test) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership.

The Fund may invest in certain MLPs which may be treated as qualified publicly traded partnerships. Income from qualified publicly traded partnerships is qualifying income for purposes of the Qualifying Income Test (as described above), but the Fund’s investment in one or more of such qualified publicly traded partnerships is limited under the Asset Test (as described above) to no more than 25% of the value of the Fund’s assets. The Fund will monitor their investments in such qualified publicly traded partnerships in order to ensure compliance with the Qualifying Income and Asset Tests.

MLPs in which the Fund invests deliver Schedules K-1 to the Fund to report their share of income, gains, losses, deductions and credits of the MLP. These Schedules K-1 may be delayed and may not be received until after the time that the Fund issues its tax reporting statements. As a result, the Fund may at times find it necessary to reclassify the amount and character of its distributions to you after it issues you your tax reporting statement. When such reclassification is necessary, the Fund (or its administrative agent) will send you a corrected, final Form 1099-DIV to reflect the reclassified information. If you receive a corrected Form 1099-DIV, use the information on this corrected form, and not the information on the previously issued tax reporting statement, in completing your tax returns.

“Qualified publicly traded partnership income” within the meaning of Section 199A(e)(5) of the Code is eligible for a 20% deduction by non-corporate taxpayers. “Qualified publicly traded partnership income” is generally income of a “publicly traded partnership” that is not treated as a corporation for U.S. federal income tax purposes that is effectively connected with such entity’s trade or business, but does not include certain investment income. A “publicly traded partnership” for purposes of this deduction is not the same as a “qualified publicly traded partnership” as defined above. This deduction, if allowed in full, equates to a maximum effective tax rate of 29.6% (37% top rate applied to income after 20% deduction). The Code does not contain a provision permitting a RIC, such as the Fund, to pass the special character of this income through to its shareholders. Currently, direct investors in entities that generate “qualified publicly traded partnership income” will enjoy the lower rate, but investors in RICs that invest in such entities will not.

The Fund may invest in REITs. Investments in REIT equity securities may require the Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. The Fund’s investments in REIT equity securities may at other times result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to the Fund’s shareholders for federal income tax purposes. Dividends paid by a REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a REIT to the Fund will be treated as long-term capital gains by the Fund and, in turn, may be distributed by the Fund to its shareholders as a capital gain distribution. Dividends received by the Fund from a REIT generally will not constitute qualified dividend income or qualify for the dividends received deduction. If a REIT is operated in a manner such that it fails to qualify as a REIT, an investment in the REIT would become subject to double taxation, meaning the taxable income of the REIT would be subject to federal income tax at the regular corporate rate without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the REIT’s current and accumulated earnings and profits.

U.S. REITs in which the Fund invests often do not provide complete and final tax information to the Fund until after the time that the Fund issues the tax reporting statement. As a result, the Fund may at times find it necessary to reclassify the amount and character of its distributions to you after it issues your tax reporting statement. When such reclassification is necessary, the Fund will send you a corrected, final Form 1099-DIV to reflect the reclassified information. If you receive a corrected Form 1099-DIV, use the information on this corrected form, and not the information on the previously issued tax reporting statement, in completing your tax returns.

“Qualified REIT dividends” (i.e., ordinary REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income eligible for capital gain tax rates) as eligible for a 20% deduction by non-corporate taxpayers. This deduction, if allowed in full, equates to a maximum effective tax rate of 29.6% (37% top rate applied to income after 20% deduction). Distributions by the Fund to its shareholders that are attributable to qualified REIT dividends received by the Fund and which the Fund properly reports as “section 199A dividends,” are treated as “qualified REIT dividends” in the hands of non-corporate shareholders. A section 199A dividend is treated as a qualified REIT dividend only if the shareholder receiving such dividend holds the dividend-paying RIC shares for at least 46 days of the 91-day period beginning 45 days before the shares become ex-dividend, and is not under an obligation to make related payments with respect to a position in substantially similar or related property. The Fund is permitted to report such part of its dividends as section 199A dividends as are eligible, but is not required to do so.

If the Fund invests directly in certain investments, such as commodities and commodity-linked derivative instruments, such investments may not produce qualifying income to the Fund. To the extent the Fund invests in such investments directly, the Fund will seek to restrict its income from such instruments that do not generate qualifying income to a maximum of 10% of its gross income (when combined with their other investments that produce non-qualifying income).

If the Fund fails to qualify as a RIC and to avail itself of certain relief provisions, it would be subject to tax at the regular corporate rate without any deduction for distributions to shareholders, and its distributions would generally be taxable as dividends. Please see the SAI for a more detailed discussion, including the availability of certain relief provisions for certain failures by the Fund to qualify as a RIC.

Foreign Investments. Transactions by the Fund in foreign currencies and forward foreign currency contracts will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require the Fund to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out) which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the RIC distribution requirements for avoiding income and excise taxes. The Fund intends to monitor its transactions, intends to make the appropriate tax elections, and intends to make the appropriate entries in its books and records when it acquires any foreign currency or forward foreign currency contract in order to mitigate the effect of these rules so as to prevent disqualification of the Fund as a RIC and minimize the imposition of income and excise taxes.

The U.S. Treasury Department has authority to issue regulations that would exclude foreign currency gains from the Qualifying Income Test described above if such gains are not directly related to the Fund’s business of investing in stock or securities (or options and futures with respect to stock or securities). Accordingly, regulations may be issued in the future that could treat some or all of the Fund’s non-U.S. currency gains as non-qualifying income, thereby potentially jeopardizing the Fund’s status as a RIC for all years to which the regulations are applicable.

If the Fund owns shares in certain foreign investment entities, referred to as “passive foreign investment companies” or “PFICs,” the Fund will be subject to one of the following special tax regimes: (i) the Fund is liable for U.S. federal income tax, and an additional interest charge, on a portion of any “excess distribution” from such foreign entity or any gain from the disposition of such shares, even if the entire distribution or gain is paid out by the Fund as a dividend to its shareholders; (ii) if the Fund were able and elected to treat a PFIC as a “qualified electing fund” or “QEF,” the Fund would be required each year to include in income, and distribute to shareholders in accordance with the distribution requirements set forth above, the Fund’s pro rata share of the ordinary earnings and net capital gains of the PFIC, whether or not such earnings or gains are distributed to the Fund; or (iii) the Fund may be entitled to mark-to-market annually shares of the PFIC, and in such event would be required to distribute to shareholders any such mark-to-market gains in accordance with the distribution requirements set forth above. The Fund may have to distribute to its shareholders certain “phantom” income and gain the Fund accrues with respect to its investment in a PFIC in order to satisfy its distribution requirement and to avoid imposition of the 4% excise tax described above. The Fund will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules. Amounts included in income each year by the Fund arising from a QEF election will be “qualifying income” under the Qualifying Income Test (as described above) even if not distributed to the Fund, if the Fund derives such income from its business of investing in stock, securities or currencies.

Foreign Taxes. Dividends and interest received by the Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on its securities. Tax conventions between certain countries and the U.S. may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors. If more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of stock or securities of foreign corporations, the Fund will be eligible to, and may, file an election with the IRS that will enable shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign and U.S. possessions’ income taxes paid by the Fund. If the Fund were to make such an election, the Fund would treat those taxes as dividends paid to its shareholders. Each shareholder would be required to include a proportionate share of those taxes in gross income as income received from a foreign source and to treat the amount so included as if the shareholder had paid the foreign tax directly. The shareholder may then either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit (subject to significant limitations) against the shareholder’s federal income tax. If the Fund makes the election, it will report annually to its shareholders the respective amounts per share of the Fund’s income from sources within, and taxes paid to, foreign countries and U.S. possessions.

Foreign tax credits, if any, received by the Fund as a result of an investment in another RIC (including an ETF which is taxable as a RIC) will not be passed through to you unless the Fund qualifies as a “qualified fund-of-funds” under the Code. If the Fund is a “qualified-fund-of-funds” it will be eligible to file an election with the IRS that will enable it to pass along these foreign tax credits to its shareholders. The Fund will be treated as a “qualified fund-of-funds” if at least 50% of the value of the Fund’s total assets (at the close of each quarter of the Fund’s taxable year) is represented by interests in other RICs.

To the extent the Fund invests in an underlying fund (including an ETF) that indicates that such underlying fund intends to satisfy the tax requirements to be treated as a RIC under the Code, the Fund may be able to receive the benefits of a “qualified fund-of-funds” as described above. If, however, an underlying fund loses its status as a RIC under the Code, the Fund would no longer be permitted to count its investment in such underlying fund for purposes of satisfying the requirements to be a “qualified fund-of-funds.” In addition, an underlying fund that loses its status as a RIC would be treated as a regular corporation subject to entity level taxation prior to making any distributions to the Fund which would affect the amount, timing and character of such income distributed by an underlying fund to the Fund.

Backup Withholding. In certain cases, the Fund will be required to withhold and remit to the U.S. Treasury 24% of any taxable dividends, capital gain distributions and redemption proceeds paid to a shareholder (1) who has failed to provide a correct and properly certified taxpayer identification number, (2) who is subject to backup withholding by the IRS, (3) who has not certified to the Fund that such shareholder is not subject to backup withholding, or (4) who has failed to certify that he or she is a U.S. person (including a U.S. resident alien). This backup withholding is not an additional tax, and any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability (provided the appropriate information is furnished to the IRS).

Foreign Shareholders. Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from net investment income. The Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Short-term capital gain dividends received by a nonresident alien individual who is present in the U.S. for a period or periods aggregating 183 days or more during the taxable year are not exempt from this 30% withholding tax. Gains realized by foreign shareholders from the sale or other disposition of shares of the Fund generally are not subject to U.S. taxation, unless the recipient is an individual who is physically present in the U.S. for 183 days or more per year. Foreign shareholders who fail to provide an applicable IRS form may be subject to backup withholding on certain payments from the Fund. Backup withholding will not be applied to payments that are subject to the 30% (or lower applicable treaty rate) withholding tax described in this paragraph. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.

Under legislation generally known as “FATCA” (the Foreign Account Tax Compliance Act), the Fund is required to withhold 30% of certain ordinary dividends it pays to shareholders that fail to meet prescribed information reporting or certification requirements. In general, no such withholding will be required with respect to a U.S. person or non-U.S. person that timely provides the certifications required by the Fund or its agent on a valid IRS Form W-9 or applicable fund of IRS Form W-8, respectively. Shareholders potentially subject to withholding include foreign financial institutions (“FFIs”), such as non-U.S. investment funds, and non-financial foreign entities (“NFFEs”). To avoid withholding under FATCA, an FFI generally must enter into an information sharing agreement with the IRS in which it agrees to report certain identifying information (including name, address, and taxpayer identification number) with respect to its U.S. account holders (which, in the case of an entity shareholder, may include its direct and indirect U.S. owners), and an NFFE generally must identify and provide other required information to the Fund or other withholding agent regarding its U.S. owners, if any. Such non-U.S. shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by regulations and other guidance. A non-U.S. shareholder resident or doing business in a country that has entered into an intergovernmental agreement with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the shareholder and the applicable foreign government comply with the terms of the agreement.

A non-U.S. entity that invests in the Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding.

Foreign shareholders are urged to consult their own tax advisors concerning the applicability of the U.S. withholding tax and the proper withholding form(s) to be submitted to the Fund.

Potential Reporting Requirements. Under U.S. Treasury regulations, generally, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC such as the Fund are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

State and Local Taxes. Distributions by the Fund to shareholders and the ownership of shares may be subject to state and local taxes. Therefore, shareholders are urged to consult their tax advisors concerning the application of state and local taxes to investments in the Fund, which may differ from the federal income tax consequences.

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. Government, subject in some states to minimum investment requirements that must be met by the Fund. Investments in Ginnie Mae or Fannie Mae securities, bankers acceptances, commercial paper, and repurchase agreements collateralized by U.S. Government securities do not generally qualify for such tax-fee treatment. The rules on exclusion of this income are different for corporate shareholders. Shareholders are urged to consult their tax advisors regarding whether, and under what conditions, such exemption is available.

Shareholders should consult their own tax advisors regarding the effect of federal, state, local, and foreign taxes affecting an investment in shares of the Fund.

Certain Provisions of the Declaration of Trust

The Declaration of Trust provides that each shareholder, by virtue of having become a shareholder of the Trust, shall be bound by the terms of the Declaration of Trust. The Declaration of Trust provides a detailed process for the bringing of derivative actions by shareholders for claims other than U.S. federal securities law claims beyond the process otherwise required by law. This process is intended to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to the Fund or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand by the complaining shareholder must first be made on the Board of Trustees. The Declaration of Trust details conditions that must be met with respect to the demand. Following receipt of the demand, the Board of Trustees must be afforded a reasonable amount of time to consider and investigate the demand. The Declaration of Trust provides that, for derivative actions for claims other than claims arising under the U.S. federal securities laws, the Board of Trustees will be entitled to retain counsel or other advisors in considering the merits of the request and shall require an undertaking by the shareholders making such request to reimburse the Trust for the expense of any such advisors in the event that the Board of Trustees determine not to bring such action. This provision does not apply to claims arising under the U.S. federal securities laws. The Trust’s process for bringing derivative suits may be more restrictive than other investment companies. The process for derivative actions for the Trust also may make it more expensive for a shareholder to bring a suit than if the shareholder was not required to follow such a process.

The Declaration of Trust provides that Shareholders waive the right to jury trial in connection with any suit, action or proceeding brought in any court.

Performance Reporting

The performance of the Fund may be compared in publications to the performance of various indices and investments for which reliable performance data is available. It may also be compared to averages, performance rankings, or other information prepared by recognized fund statistical services. The Fund’s annual reports contain additional performance information. These reports will be available without charge at the Trust’s website, [WEBSITE], or by calling [PHONE NUMBER].

Financial Statements

The Fund has not yet commenced operations and, therefore, no financial information is available. Once produced, you can find a copy of the financial statements contained in the Fund’s semi-annual or annual reports without charge by calling the Trust at [PHONE NUMBER] or visiting [WEBSITE].

The Predecessor Fund’s audited financial statements as of December 31, 2025 are attached as Appendix D. The attached audited financial statements of the Predecessor Fund have been audited by [XXX], the independent registered public accounting firm for the Predecessor Fund for the period presented. There are no material differences in accounting policies of the Fund as compared to those of the Predecessor Fund.

Appendix A — Description of Bond Ratings1

Moody’s Investors Service, Inc. (“Moody’s”) Short-Term Prime Rating System — Taxable Debt and Deposits Globally

Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1: Issuers rated Prime-1 (or supporting institutions) reflect a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

Leading market positions in well-established industries.

High rates of return on funds employed.

Conservative capitalization structure with moderate reliance on debt and ample asset protection.

Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2: Issuers rated Prime-2 (or supporting institutions) reflect a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3: Issuers rated Prime-3 (or supporting institutions) reflect an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime: Issuers rated Not Prime do not fall within any of the Prime rating categories.

Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located. Unless noted as an exception, Moody’s rating on a bank’s ability to repay senior obligations extends only to branches located in countries which carry a Moody’s Sovereign Rating for Bank Deposits. Such branch obligations are rated at the lower of the bank’s rating or Moody’s Sovereign Rating for Bank Deposits for the country in which the branch is located.

When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody’s ratings do not incorporate an opinion as to whether payment of the obligation will be affected by actions of the government controlling the currency of denomination. In addition, risks associated with bilateral conflicts between an investor’s home country and either the issuer’s home country or the country where an issuer’s branch is located are not incorporated into Moody’s short-term debt ratings.

If an issuer represents to Moody’s that its short-term debt obligations are supported by the credit of another entity or entities, then the name or names of such supporting entity or entities are listed within the parenthesis beneath the name of the issuer, or there is a footnote referring the reader to another page for the name or names of the supporting entity or entities. In assigning ratings to such issuers, Moody’s evaluates the financial strength of the affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment.

[1]	The ratings indicated herein are believed to be the most recent ratings available at the date of this SAI for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which will be given to these securities on the date of the fund’s fiscal year-end.

Moody’s Municipal and Corporate Bond Ratings

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicated that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicated a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Moody’s may also assign conditional ratings to municipal bonds. Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under constructions, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Standard & Poor’s Short-Term Issue Credit Ratings

A-1: A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C: A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

Standard & Poor’s Municipal and Corporate Bond Ratings

AAA: An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but Standard & Poor’s expects default to be a virtual certainty, regardless of the anticipated time to default.

C: An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D: An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

NR: This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

The letters ‘pr’ indicate that the rating was provisional. A provisional rating assumed the successful completion of a project financed by the debt being rated and indicates that payment of debt service requirements was largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, made no comment on the likelihood of or the risk of default upon failure of such completion.

The ‘r’ modifier was assigned to securities containing extraordinary risks, particularly market risks, which are not covered in the credit rating. The absence of an ‘r’ modifier should not be taken as an indication that an obligation would not exhibit extraordinary non-credit related risks. Standard & Poor’s discontinued the use of the ‘r’ modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.

[Appendix B — Procedures for the Nominating Committee’s Consideration of Potential Nominees Submitted by Stockholders]

A nominee for nomination as a Trustee submitted by a stockholder will not be deemed to be properly submitted to the Committee for the Committee’s consideration unless the following qualifications have been met and procedures followed:

1.	A stockholder or group of stockholders (referred to in either case as a “Nominating Stockholder”) that, individually or as a group, has beneficially owned at least 5% of the Fund’s common stock for at least two years prior to the date the Nominating Stockholder submits a candidate for nomination as a Trustee may submit one candidate to the Committee for consideration at an annual meeting of stockholders.

2.	The Nominating Stockholder must submit any such recommendation (a “Stockholder Recommendation”) in writing to the Fund, to the attention of the Secretary, at the address of the principal executive offices of the Fund.

3.	The Stockholder Recommendation must be delivered to or mailed and received at the principal executive offices of the Fund not less than the date specified in a public notice by the Fund. Such public notice shall be made at least 30 calendar days prior to the deadline for submission of Stockholder Recommendations. Such public notice may be given in a stockholder report or other mailing to stockholders or by any other means deemed by the Committee or the Board of Trustees to be reasonably calculated to inform stockholders.

4.	The Stockholder Recommendation must include: (i) a statement in writing setting forth (A) the name, date of birth, business address and residence address of the person recommended by the Nominating Stockholder (the “candidate”); (B) any position or business relationship of the candidate, currently or within the preceding five years, with the Nominating Stockholder or an Associated Person of the Nominating Stockholder (as defined below); (C) the class or Fund and number of all shares of the Fund owned of record or beneficially by the candidate, as reported to such Nominating Stockholder by the candidate; (D) any other information regarding the candidate that is required to be disclosed about a nominee in a proxy statement or other filing required to be made in connection with the solicitation of proxies for election of Trustee pursuant to Section 20 of the Investment Company Act of 1940, as amended (the “1940 Act”) and the rules and regulations promulgated thereunder; (E) whether the Nominating Stockholder believes that the candidate is or will be an “interested person” of the Fund (as defined in the 1940 Act) and, if believed not to be an “interested person,” information regarding the candidate that will be sufficient for the Fund to make such determination; and (F) information as to the candidate’s knowledge of the investment company industry, experience as a trustee or senior officer of public companies, directorships on the boards of other registered investment companies and educational background ; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the written and signed agreement of the candidate to complete a trustees’ and officers’ questionnaire if elected; (iv) the Nominating Stockholder’s consent to be named as such by the Fund; (v) the class or Fund and number of all shares of the Fund owned beneficially and of record by the Nominating Stockholder and any Associated Person of the Nominating Stockholder and the dates on which such shares were acquired, specifying the number of shares owned beneficially but not of record by each, and stating the names of each as they appear on the Fund’s record books and the names of any nominee holders for each; and (vi) a description of all arrangements or understandings between the Nominating Stockholder, the candidate and/or any other person or persons (including their names) pursuant to which the recommendation is being made by the Nominating Stockholder. “Associated Person of the Nominating Stockholder” as used in this paragraph 4 means any person required to be identified pursuant to clause (vi) and any other person controlling, controlled by or under common control with, directly or indirectly, (a) the Nominating Stockholder or (b) any person required to be identified pursuant to clause (vi).

5.	The Committee may require the Nominating Stockholder to furnish such other information as it may reasonably require or deem necessary to verify any information furnished pursuant to paragraph 4 above or to determine the qualifications and eligibility of the candidate proposed by the Nominating Stockholder to serve on the Board. If the Nominating Stockholder fails to provide such other information in writing within seven days of receipt of written request from the Committee, the recommendation of such candidate as a nominee will be deemed not properly submitted for consideration, and will not be considered, by the Committee.

[Appendix C – Callodine Capital Management, LP’s Proxy Voting Policy and Procedures]

Background

An investment adviser that exercises voting authority over client proxies is required to:

●	Adopt and implement policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interest of clients, including how an adviser addresses material conflicts that may arise between an adviser’s interests and those of its clients;

●	Disclose to clients’ information about those policies and procedures and, upon request, furnish a copy to clients;

●	Disclose to clients how they may obtain information on how the adviser has voted their proxies;

●	Maintain certain records related to proxy voting.

The Advisers Act lacks specific guidance regarding an investment adviser’s duty to direct clients’ participation in class actions. However, many investment advisers adopt policies and procedures regarding class actions.

Policies and Procedures

This Policy has been adopted by Callodine to facilitate the voting of proxies in what we perceive to be the best interests of our clients. We recognize our fiduciary obligation and will comply with our obligations under Rule 206(4)-6 under the Advisers Act.

This Policy defines procedures for voting securities in the portfolios managed by Callodine, for the benefit of and in the best interest of the clients. The objective of voting a security in each case under this Policy is to seek to enhance the value of the security, or to reduce potential for a decline in the security’s value. This Policy does not prescribe specific voting requirements or specific voting considerations. Instead, this Policy provides procedures for applying the informed expertise and judgment of our investment professionals on a timely basis in pursuit of the above stated voting objectives.

Callodine is not responsible for voting proxies not received in a timely manner or in circumstances where there is a lack of information provided in the proxy statement by the issuer or other resolution sponsor. In addition, should we feel that the costs of voting a particular proxy exceed the expected benefits to clients or where our clients no longer hold investments in the relevant issuer, we may choose not to vote in that particular circumstance. However, it is generally our intent to vote all proxies.

Callodine does not consider it feasible or desirable to prescribe in advance comprehensive guidelines as to how it will exercise proxy voting authority in all circumstances. The primary aim of our approach to corporate governance issues is to encourage a culture of performance among the companies in which we manage investments in order to add value to our portfolios, rather than one of mere conformance with a prescriptive set of rules and constraints.

Responsibility

The Controller, in consultation with the Portfolio Manager and the Investment Analysts, is responsible for making decisions with respect to voting proxies and is responsible for facilitating the overall voting process—from receipt of the proxies to casting the votes, and for working with the CCO to ensure accurate and adequate disclosure.

Procedures

Callodine uses both an electronic proxy management system and a manual tracking system to assist in the receipt, tracking, voting and recording of proxies received by the Firm. Given the holding periods of securities, the Funds’ may not be in a position to vote proxies. However, proxies received will be reviewed by the Controller to determine if it is prudent to exercise our voting authority, all decisions will be made in the best interest of our clients.

The Firm has engaged Broadridge to aggregate proxy communications from the various brokers into the ProxyEdge system. The Controller uses the ProxyEdge online platform to retrieve any relevant proxy materials and saves them to the Callodine network. The Controller then coordinates with the Investment Analysts to provide recommendations to the Portfolio Manager regarding how to vote the proxy. After coordination with the Portfolio Manager regarding how to vote the proxy, votes are entered electronically online and a record of the vote is saved to the network. The ProxyEdge online platform contains all current and upcoming proxy votes which the Controller reviews.

Callodine will vote the majority of proxies electronically. Proxies which are not voted through the electronic proxy management system will be voted in accordance with instructions provided in the proxy materials. Once the vote is cast, documentation is maintained in a file in accordance with regulatory requirements.

A proxy voting log is maintained within the ProxyEdge system. The Controller may run periodic reports of votes cast within the system.

Conflicts of Interest

Callodine will use reasonable efforts to determine whether a potential conflict may exist, and a potential conflict shall be deemed to exist only if management actually knew or should have known of the conflict. We are sensitive to conflicts of interest that may arise in the proxy decision-making process and have identified the following potential conflicts of interest:

●	A principal of Callodine or any person involved in the proxy decision-making process currently serves on the Board of the portfolio company.

●	An immediate family member of a principal of Callodine or any person involved in the proxy decision-making process currently serves as a director or executive officer of the portfolio company.

●	Callodine, any Fund managed by Callodine, or any affiliate holds a significant ownership interest in the portfolio company.

●	Any matter involving an investor that generates substantial revenue for Callodine.

●	Any other issue that the CCO determines is an actual or potential conflict.

This list is not intended to be exclusive. All employees are obligated to disclose any potential conflict to the CCO. Materiality determinations will be based on an assessment of the particular facts and circumstances and consultation with outside counsel, as necessary. One or more of the following methods may be used to resolve the conflict:

●	Voting in accordance with the recommendation of another independent third party/fiduciary;

●	Disclosing the conflict to the investor and obtaining consent before voting;

●	Suggesting to the investor that it engage another party to vote the proxy on its behalf;

●	In the case of a conflict of interest resulting from a particular employee’s personal relationships, removing such employee from the decision-making process with respect to such proxy vote; or

●	Any other method as is deemed appropriate under the particular facts and circumstances, given the nature of the conflict.

The CCO shall document the method used to resolve conflicts of interest and maintain supporting documentation in accordance with regulatory requirements.

Form N-PX

Form N-PX is an annual report on proxy voting records with a reporting period of July 1 through June 30 and requires institutional investment managers1, that are also required to file Form 13F, to disclose certain information about its votes related to issuers’ executive compensation practices (also referred to as “say on pay” votes).

Institutional investment managers are required to disclose their “say-on-pay” votes on Form N-PX. Under the rule, “say-on-pay” votes include the approval of executive compensation, the frequency of such executive compensation, as well as votes to approve “golden parachute” compensation in connection with a merger or acquisition. However, votes on executive compensation that are not required by sections 14A(a) and (b) of the Exchange Act, such as in the case of foreign private issuers (as defined in rule 3b-4(c) under the Exchange Act) that are exempt from the proxy solicitation rules, will not be required to be reported on Form N-PX. Institutional investment managers that are required to file Form 13F must comply with the Form N-PX requirement. The filing requirement is not limited to those securities that are listed on the manager’s Form 13F; it applies to any security of a company over which it exercised voting power on a say-on-pay matter presented under Section 14A.

The Rule provides a two-part test for determining whether an institutional investment manager “exercised voting power” over a security and must therefore report a say-on-pay vote on Form N-PX:

●	The institutional investment manager has the power to vote, or direct the voting of, a security.

●	The institutional manager “exercises” this power to influence a voting decision for the security.

The Rule also considers an institutional investment manager “determining not to vote on a say-on-pay matter” as exercising its voting power. An institutional investment manager does not have any reporting obligation to file with respect to a voting decision that is entirely determined by its client or another party. However, institutional investment managers who have a disclosed policy of not voting proxies, and who did not in fact vote during the reporting period, are required to file a notice report on Form N-PX. The manager does not have to report any information on a security-by-security basis but rather file an executed Form N-PX’s cover page.

Form N-PX prompts institutional investment advisers to disclose not only their securities lending practices but also how such lending practices interplay with their proxy voting practices. Specifically, institutional investment advisers now have to weigh the benefits of participating in a securities lending arrangement against the benefits of being able to vote on a proxy matter. Moreover, advisers that participate in securities lending arrangements now have to determine if, or when, loaned securities should be recalled for proxy voting purposes.

1 The term “institutional investment manager” includes any person, other than a natural person, investing in or buying and selling securities for its own account, and any person exercising investment discretion with respect to the account of any other person. The term “person” includes any natural person, company, government, or political subdivision, agency, or instrumentality of a government. Entities serving as managers could include, for example: banks, insurance companies, and broker-dealers that invest in, or buy and sell, securities for their own accounts; corporations and pension funds that manage their own investment portfolios; or investment advisers that manage private accounts, mutual fund assets, or pension plan assets.

Form N-PX requires annual disclosure of certain proxy matters voted during July 1 through June 30 of the following year (“reporting period”). The deadline to submit the annual Form N-PX is August 31 for the reporting period. Lastly, the Rule requires Form N-PX to be filed using Extensible Markup Language (XML), a structured data language that makes the form machine-readable within the SEC’s EDGAR system.

The CCO is responsible for monitoring the Firm’s reporting obligations under section Form N-PX to ensure that the Firm meets its reporting obligations within the regulatory deadlines.

The Firm has the authority to vote proxies on behalf of its Clients, where authority is granted to Callodine in the Fund Governing Documents and Separately Managed Account agreements. Certain Clients have elected to vote proxies on their own behalf. The Firm will retain all documentation of proxies that were or were not voted. If any proxies voted included say-on-pay, Firm will file a Form N-PX by August 31st of each year.

Securities Litigation

From time to time, Callodine may receive notification of securities held in a fund that are subject to litigation/class action lawsuits. The Firm utilizes Financial Recovery Technologies, LLC (“FRT”) to identify potential claims and assist with participation. FRT will review the details of the lawsuit and will consult with Callodine to determine if and how to file any claims. FRT will then assist in asserting, filing, submitting claims and facilitating participation on behalf of Callodine. Callodine will consider the potential impact on the client/shareholder, without considering any benefit to ourselves, our employees or our affiliates.

Recordkeeping

The Firm shall maintain the following records in accordance with regulatory requirements:

●	Copies of this Policy as from time to time revised or supplemented;

●	A copy of each proxy statement received;

●	Voting results;

●	A copy of any document that was material to making a decision how to vote proxies or that memorializes the basis for the decision;

●	A copy of each written request for information on how Callodine voted proxies on behalf of the investor and a copy of any written response by Callodine to any investor request for information on how proxies were voted;

●	Communications/documentation surrounding conflicts of interest; and

●	Written reports arising from review of the proxy function.

Disclosures to Clients and Investors

Callodine will include a description of its policies and procedures regarding proxy voting and class actions in Part 2 of Form ADV, along with a statement that Clients and Investors can contact the CCO to obtain a copy of these policies and procedures and information about how Callodine voted with respect to the Client’s securities.

Any request for information about proxy voting or class actions should be promptly forwarded to the CCO who will respond to any such requests.

As a matter of policy, Callodine does not disclose how it expects to vote on upcoming proxies. Additionally, Callodine does not disclose the way it voted proxies to unaffiliated third parties without a legitimate need to know such information.

Annual and Ongoing Reviews

The CCO will periodically review the adequacy of the firm’s proxy voting policies and procedures to make sure they have been implemented effectively, including whether the policies and procedures continue to be reasonably designed to ensure that proxies are voted in the best interests of Clients.

[Appendix D – Predecessor Fund’s Audited Financial Statements ]

Callodine BDC Income Fund, LP

(A Delaware Limited Partnership)
Financial Statements
December 31, 2025

Callodine BDC Income Fund, LP

(A Delaware Limited Partnership)
Table of Contents
December 31, 2025

Report of Independent Auditors

To the General Partner of Callodine BDC Income Fund, LP

Opinion

We have audited the accompanying financial statements of Callodine BDC Income Fund, LP (the “Partnership”), which comprise the statement of assets, liabilities and partners’ capital, including the schedule of investments, as of December 31, 2025, and the related statements of operations and of changes in partners’ capital, including the related notes for the year then ended (collectively referred to as the “financial statements”).

In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of the Partnership as of December 31, 2025, and the results of its operations and changes in its partners’ capital for the year then ended in accordance with accounting principles generally accepted in the United States of America.

Basis for Opinion

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (US GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Partnership and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting principles generally accepted in the United States of America, and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Partnership’s ability to continue as a going concern for one year after the date the financial statements are available to be issued.

Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with US GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

PricewaterhouseCoopers LLP 101 Seaport Boulevard, Suite 500
Boston, Massachusetts 02210
www.pwc.com/us	(617) 530 5000

In performing an audit in accordance with US GAAS, we:

●	Exercise professional judgment and maintain professional skepticism throughout the audit.
●	Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.
●	Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Partnership’s internal control. Accordingly, no such opinion is expressed.
●	Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.
●	Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Partnership’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

Boston, Massachusetts

March 23, 2026, except for the additional disclosures made in preparation for an SEC filing discussed in Footnote 2, as to which the date is May 29, 2026

2

Callodine BDC Income Fund, LP

(A Delaware Limited Partnership)

Statement of Assets, Liabilities and Partners’ Capital

December 31, 2025

(expressed in U.S. dollars)

Assets
Investments in securities, at fair value (cost $54,962,771)	$50,673,169
Interest and dividends receivable	642,776
Deposit at brokers	275,500
Other assets	1,419
Total assets	51,592,864

Liabilities and partners’ capital
Withdrawal payable	1,511,426
Accrued expenses and other liabilities	87,539
Total liabilities	1,598,965

Commitments and contingent liabilities

Partners’ capital	49,993,899
Total liabilities and partners’ capital	$51,592,864

The accompanying notes are an integral part of these financial statements.

3

Callodine BDC Income Fund, LP

(A Delaware Limited Partnership)

Schedule of Investments

December 31, 2025

(expressed in U.S. dollars)

Description	Shares	Fair Value	Percentage of Partners’ Capital

Investments in securities, at fair value
Common stock
United States of America
Financials
Cion Investment Corporation	562,388	$5,438,292	10.9%
Nuveen Churchill Direct Lending Corp.	549,369	7,328,582	14.7
Midcap Financial Investment Corporation	483,408	5,530,187	11.1
Golub Capital BDC Inc.	450,000	6,106,500	12.2
Kayne Anderson BDC, Inc.	400,000	5,728,000	11.4
Barings BDC, Inc.	356,544	3,273,074	6.5
Sixth Street Specialty Lending, Inc.	330,000	7,167,600	14.3
Blue Owl Capital Inc.	300,000	3,729,000	7.5
Crescent Capital BDC, Inc.	120,000	1,686,000	3.4
Bain Capital Specialty Finance	107,349	1,493,225	3.0
Blackstone Secured Lending Fund	75,000	1,974,750	3.9
Total United States of America (cost $ 53,744,812)		49,455,210	98.9

Total Common stock (cost $ 53,744,812)		49,455,210	98.9

Short-term investment
United States of America Investment Companies
Morgan Stanley Institutional Liquidity
Treasury Portfolio Institutional Class (1)	1,217,959	1,217,959	2.4
Total Investment Companies (cost $1,217,959)		1,217,959	2.4
Total United States of America (cost $1,217,959)		1,217,959	2.4
Total Short-term investment (cost $1,217,959)		1,217,959	2.4
Total investments in securities, at fair value
(cost $ 54,962,771)		50,673,169	101.3

Liabilities in excess of other assets		(679,270)	(1.3)

Net Assets		$49,993,899	100.0%

(1)   The rate of 3.64% is the annualized seven-day yield as of December 31, 2025

The accompanying notes are an integral part of these financial statements.

4

Callodine BDC Income Fund, LP

(A Delaware Limited Partnership)

Statement of Operations

For the year ended December 31, 2025

(expressed in U.S. dollars)

Investment income
Dividends	$6,414,602
Interest	3,787
Total investment income	6,418,389

Expenses
Management Fees	406,569
Administrative fees	87,402
Professional fees	56,987
Total expenses	550,958
Net investment income (loss)	5,867,431

Net realized gain (loss) and net change in unrealized appreciation (depreciation) on securities
Net realized gain (loss) on securities	2,478,223
Net change in unrealized appreciation (depreciation) on securities	(8,453,514)
Net realized gain (loss) and net change in unrealized appreciation (depreciation) on securities	(5,975,291)
Net increase (decrease) in partners’ capital resulting from operations	$(107,860)

The accompanying notes are an integral part of these financial statements.

5

Callodine BDC Income Fund, LP

(A Delaware Limited Partnership)

Statement of Changes in Partners’ Capital

For the year ended December 31, 2025

(expressed in U.S. dollars)

	General Partner	Limited Partners	Total

Partners’ capital at beginning of the year	$987,012	$62,618,398	$63,605,410
Contributions	–	150,000	150,000
Withdrawals	–	(13,653,651)	(13,653,651)
Net increase (decrease) in partners’ capital resulting from operations
Net investment income (loss)	108,640	5,758,791	5,867,431
Net realized gain (loss) on securities	38,293	2,439,930	2,478,223
Net change in unrealized appreciation (depreciation) on securities	(150,522)	(8,302,992)	(8,453,514)

Partners’ capital at end of the year	$983,423	$49,010,476	$49,993,899

The accompanying notes are an integral part of these financial statements.

6

Callodine BDC Income Fund, LP

(A Delaware Limited Partnership)

Notes to Financial Statements (continued)

December 31, 2025

1.	Organization and Business

Callodine BDC Income Fund, LP (the “Partnership”), a Delaware limited partnership was formed pursuant to a limited partnership agreement dated May 19, 2020 and commenced operations on June 01, 2020.

The investment objective of the Partnership is to provide strong risk-adjusted total returns with low market correlation. The Partnership intends to achieve this objective by focusing its investments on the equity securities of business development companies (“BDCs”).

Callodine Capital Partners, LLC, a Delaware limited liability corporation, is the Managing General Partner (the “General Partner”) of the Partnership.

Callodine Capital Management, LP, a Delaware limited partnership, is the investment manager (the “Investment Manager”) to the Partnership. The Investment Manager is registered as an investment adviser with the U.S. Securities and Exchange Commission under the U.S. Investment Advisers Act of 1940, as amended.

Administrator

The Partnership has engaged the services of Morgan Stanley Fund Services USA LLC. (the “Administrator”) to provide certain administrative and accounting services. In accordance with an agreement between the Partnership and the Administrator, the Administrator receives a fee for its services to the Partnership. The fee is primarily based on the assets under management of the Partnership. They are included as administration fees in the Statement of Operations. For the year ended December 31, 2025 the administration fee totaled $87,402.

2.	Summary of Significant Accounting Policies

Additional Disclosures Made in Preparation for an SEC Filing

Subsequent to the original issuance of the Partnership’s financial statements, certain financial statements and footnote disclosures have been either updated or added in order to conform to the requirements for these financial statements to be included in an SEC filing. Specifically, the Partnership has updated the Schedule of Investments and Statement of Assets, Liabilities and Partners’ Capital to be in compliance with SEC Regulation S-X and updated Footnote 12 (Subsequent Events).

The financial statements of the Partnership have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and are expressed in United States dollars. The Partnership is an investment company and follows the accounting and reporting guidance in Financial Accounting Standards Board’s Accounting Standard Codification (ASC) Topic 946, Financial Services – Investment Companies.

7

Callodine BDC Income Fund, LP

(A Delaware Limited Partnership)

Notes to Financial Statements (continued)

December 31, 2025

2.	Summary of Significant Accounting Policies (continued)

The following is a summary of the significant accounting and reporting policies used in preparing the financial statements:

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts disclosed in the financial statements and accompanying notes. Management believes that the estimates utilized in preparing its financial statements are reasonable and prudent; however actual results could differ from those estimates and such differences could be material to the financial statements.

Investment Transactions and Related Income and Expenses

Security transactions, including related income and expenses, are recorded on a trade date basis. Dividend income and expense are recorded on the ex-dividend date and interest income and expense are recorded on the accrual basis. Dividend and interest income are recorded net of foreign withholding taxes. These are included in the Statement of Operations. Realized gains and losses from security transactions are computed on the basis of the identified cost and are recognized in the Statement of Operations. Unrealized gains and losses are recognized currently in the Statement of Operations.

Investment Valuation

The fair value of common stock including securities that are listed on a national securities exchange or reported on the NASDAQ national market is their last sales price or official closing price on the primary exchange on which the security trades or, in the absence of such a price, on the basis of bid/ask prices on such exchange on the valuation date.

Income Taxes

The Partnership is not subject to federal, state or local income taxes; such taxes are the responsibility of individual Partners. Accordingly, no provision has been made in the accompanying financial statements for any federal, state, or local income taxes.

The authoritative guidance on accounting for and disclosure of uncertainty in tax positions requires the General Partner to determine whether a tax position of the Partnership is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. For tax positions meeting the more likely than not threshold, the tax amount recognized in the financial statements is reduced by the largest benefit that has a greater than fifty percent likelihood of being realized upon ultimate settlement with the relevant taxing authority.

8

Callodine BDC Income Fund, LP

(A Delaware Limited Partnership)

Notes to Financial Statements (continued)

December 31, 2025

2.	Summary of Significant Accounting Policies (continued) Income Taxes (continued)

The Partnership files tax returns as prescribed by the tax laws of the jurisdictions in which it operates. In the normal course of business, the Partnership is subject to examination by federal, state, local and foreign jurisdictions, where applicable. As of December 31, 2025, the tax period that remains subject to examination by the major tax jurisdictions under the statute of limitations is from the Partnerships’ inception forward.

As of and for the year ended December 31, 2025, the General Partner has concluded that the Partnership was not required to establish a liability for uncertain tax positions under the accounting for and disclosure of uncertainty in tax positions.

The Partnership may take positions with respect to certain tax issues which depend on legal interpretation of facts or applicable tax regulations. Should the relevant tax regulators successfully challenge any such positions, the Partnership might be found to have a tax liability that has not been recorded in the financial statements. Also, the General Partner’s conclusions may be subject to review and adjustment at a later date based on changing tax laws, regulations, and interpretations thereof.

Withdrawals Payable

In accordance with the authoritative guidance on distinguishing liabilities from equity, withdrawals are recognized as liabilities, when the dollar amount requested in the withdrawal notice becomes fixed and determinable, which generally occurs on the last day of a fiscal year. As a result, withdrawals paid after the end of the year, but based upon year-end capital values, are reflected as withdrawals payable at December 31, 2025. Withdrawal notices received for which the dollar amount is not fixed remain in capital until the withdrawal amount is determined. At December 31, 2025, the Partnership had withdrawals payable of $1,511,426.

3.	Deposit at Brokers

Deposit at brokers includes cash balances held at the Partnership’s clearing brokers at December 31, 2025. Deposit at brokers are held at major financial institutions. As of December 31, 2025, the deposit at brokers is $275,500.

4.	Fair Value Measurements

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Partnership discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are as follows:

9

Callodine BDC Income Fund, LP

(A Delaware Limited Partnership)

Notes to Financial Statements (continued)

December 31, 2025

4.	Fair Value Measurements (continued)

Level 1 — Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Partnership has the ability to access at the measurement date;

Level 2 — Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;

Level 3 — Inputs that are unobservable. Inputs reflect management’s best estimate of what market participants would use in pricing assets and liabilities at measurement date.

Inputs are used in applying the various valuation techniques and broadly refer to the assumptions that market participants use to make valuation decisions, including assumptions about risk. Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the General Partner. The General Partner considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market. The categorization of a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the General Partner’s perceived risk of that instrument.

Investments in securities

Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities and certain money market securities. The General Partner does not adjust the quoted price for such instruments, even in situations where the Partnership holds a large position and a sale could reasonably impact the quoted price.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. When observable prices are not available for these securities, the General Partner uses one or more valuation techniques (e.g., the market approach, the income approach or, the cost approach) for which sufficient and reliable data is available. Within Level 3, the use of the market approach generally consists of using comparable market transactions, while the use of the income approach generally consists of the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

The Partnership does not hold any Level 3 investments.

The selection of appropriate valuation techniques may be affected by the availability of relevant

10

Callodine BDC Income Fund, LP

(A Delaware Limited Partnership)

Notes to Financial Statements (continued)

December 31, 2025

4.	Fair Value Measurements (continued)

inputs as well as the relative reliability of the inputs. In some cases, one valuation technique may provide the best indication of fair value while in other circumstances, multiple valuation techniques may be appropriate. The results of the application of the various techniques may not be equally representative of fair value, due to factors such as assumptions made in the valuation. In some situations, the General Partner may determine it appropriate to evaluate and weigh the results, as appropriate, to develop a range of possible values, with the value based on the General Partner’s assessment of the most representative point within the range.

The following table presents information about the Partnership’s assets and liabilities measured at fair value on a recurring basis, as of December 31, 2025:

	Assets at Fair Value as of December 31, 2025
	Level 1	Level 2	Level 3	Total
Investments in securities
Short-term Investment	$1,217,959	$-	$-	$1,217,959
Common Stock	49,455,210	-	-	49,455,210
Total investments in securities	$50,673,169	$-	$-	$50,673,169

Refer to the Schedule of Investments for a breakdown by geographical location and industry for all security types.

Transfers between Levels 1 and 2 generally relate to whether a market becomes active or inactive. Transfers between Levels 2 and 3 generally relate to whether significant relevant observable inputs are available for the fair value measurements in their entirety. There were no transfers between levels for the year ended December 31, 2025.

The Partnership establishes valuation processes and procedures to ensure that the valuation techniques are fair and consistent, and valuation inputs are supportable. The Partnership designates a Valuation Committee (the Committee) to oversee the entire valuation process of the Partnership’s investments. The Committee comprises various members of the Investment Manager, including those separate from the Partnership’s portfolio management and trading functions. The Committee is responsible for developing the Partnership’s written valuation processes and procedures, conducting periodic reviews of the valuation policies, and evaluating the overall fairness and consistent application of the valuation policies.

5.	Financial Instruments with Off-Balance Sheet Risk and Certain Other Concentration Risks

The Partnership’s investment activities expose it to various types of risk both on and off-balance sheet, which are associated with the financial instruments and markets in which it invests. These financial instruments expose the Partnership in varying degrees to elements of credit, market, interest rate and currency risk.

11

Callodine BDC Income Fund, LP

(A Delaware Limited Partnership)

Notes to Financial Statements (continued)

December 31, 2025

5.	Financial Instruments with Off-Balance Sheet Risk and Certain Other Concentration Risks (continued)

The Partnership’s principal trading activities are primarily with prime brokers and other financial institutions with a concentration in the global securities market.

There are risks involved in dealing with the custodians or prime brokers who settle trades. Under certain circumstances, including certain transactions where the Partnership’s assets are pledged as collateral for leverage from a non-broker-dealer custodian or a non-broker-dealer affiliate of the prime broker, the securities and other assets deposited with the custodian or broker may be exposed to a credit risk with regard to such parties. In addition, there may be practical or time problems associated with enforcing the Partnership’s rights to its assets in the case of an insolvency of any such party.

The Partnership maintains accounts with a prime broker and custodian in the global securities market. Although the General Partner monitors each of these counterparties and believes that it is an appropriate custodian, there is no guarantee that any of the counterparties, or any other custodian that the Partnership may use from time to time, will not become insolvent. While both the U.S. Bankruptcy Code and the Securities Investor Protection Act of 1970 seek to protect customer property in the event of a failure, insolvency or liquidation of a broker-dealer, there is no certainty that, in the event of a failure of a broker-dealer that has custody of Partnership assets, the Partnership would not incur losses due to its assets being unavailable for a year of time, ultimately less than full recovery of its assets, or both. Such losses could be significant and could materially impair the ability of the Partnership to achieve its investment objective.

Although the majority of the Partnership’s investments are denominated in U.S. dollars, the Partnership may invest in securities and hold cash balances at its brokers that are denominated in currencies other than its reporting currency, the U.S. dollar. Consequently, the Partnership is exposed to risks that the exchange rate of the U.S. dollar relative to other currencies may change in a manner which has an adverse effect on the reported value of that portion of the Partnership’s assets which are denominated in currencies other than the U.S. dollar.

In the normal course of business, the Partnership maintains its cash balances in financial institutions, which at times may exceed federally insured limits. The Partnership is subject to credit risk to the extent any financial institution with which it conducts business is unable to fulfill contractual obligations on its behalf. The Investment Manager monitors the financial condition of such financial institutions and does not anticipate any losses from these counterparties.

Business and Regulatory Risks

Legal, tax and regulatory changes could occur during the term of the Partnership that may adversely affect the Partnership. The regulatory environment for hedge funds is evolving, and changes in the regulation of hedge funds may adversely affect the value of investments held by the Partnership and the ability of the Partnership to obtain the leverage it might otherwise obtain or to pursue its trading strategies. In addition, securities and futures markets are subject to comprehensive statutes,

12

Callodine BDC Income Fund, LP

(A Delaware Limited Partnership)

Notes to Financial Statements (continued)

December 31, 2025

5.	Financial Instruments with Off-Balance Sheet Risk and Certain Other Concentration Risks (continued)

Business and Regulatory Risks (continued)

regulations and margin requirements. Regulators and self-regulatory organizations and exchanges are authorized to take extraordinary actions in the event of market emergencies. The effect of any future regulatory change on the Partnership could be substantial and adverse.

Concentration of Credit Risk

From time to time the Partnership may hold few, relatively large securities positions in relation to the Partnership’s capital. In addition, the Partnership is not subject to any restriction requiring diversification by industry or region. The result of any such concentration of investments would be that a loss in any such position, industry or region could materially reduce the Partnership’s capital.

6.	Partners’ Capital

The Partnership is currently only offering series A limited partnership interests (the “Series A Interests”). The Partnership expects to offer series SI Interests (the “Series SI Interests”) only to the Strategic Investor. The Series A Interests and the Series SI Interests will invest in the same underlying assets, provided that certain terms associated with each Series will be different, including with respect to the Management Fee percentages and the withdrawal terms.

Series A Interests will be subdivided into two tranches (each, a “Tranche”): Tranche D Interests and Tranche ND Interests. The only difference between Tranche D Interests and Tranche ND Interests is that each Limited Partner holding (i) Tranche D interests will receive quarterly withdrawal payments in an amount equal to 2.0% (8.0% on annualized basis) of its capital account balance with respect to the Tranche D Interests as of the end of each calendar quarter (as pro-rated for periods of less than a full calendar quarter), and (ii) Tranche ND Interests will not receive such withdrawal payments, and such amounts will remain invested in the Partnership. Unless otherwise specified, references herein to Series A Interests includes all Tranches thereof.

Contributions

The minimum capital contribution for an investor subscribing for Interests is $500,000 subject to the discretion of the General Partner to accept lesser amounts. The minimum investment for any investor may be modified by the General Partner in its sole discretion. With the consent of the General Partner, limited partners are generally admitted to the Partnership on the first day of each calendar month and at such other times as the General Partner shall permit. With the consent of the General Partner, a Limited Partner may make additional capital contributions to the Partnership in amounts of at least $250,000, subject to the discretion of the General Partner to accept lesser amount. No Partner will be required or obligated at any time to contribute additional capital to the Partnership.

13

Callodine BDC Income Fund, LP

(A Delaware Limited Partnership)

Notes to Financial Statements (continued)

December 31, 2025

6.	Partners’ Capital (continued) Withdrawals

Except in connection with the quarterly withdrawal payments to holders of Tranche D Interests or as otherwise permitted in the sole discretion of the General Partner, a Limited Partner may not make a partial withdrawal of its capital account if immediately thereafter the aggregate balance of its remaining capital account would be less than the lesser of (i) $500,000 or (ii) the amount of such Limited Partner’s initial capital contribution to the Partnership. Each Limited Partner holding either Tranche D Interests or Tranche ND interests may withdraw all or any portion of the balance in its capital account as of the last day of each calendar month (each, a “Withdrawal Date”) by providing the Administrator with written notice (a “Withdrawal Request”) at least twenty-five (25) days prior to the requested Withdrawal Date, stating the Limited Partner’s intent to withdraw and the amount of such withdrawal.

Limited Partners holding Tranche D Interests will receive quarterly withdrawal payments in an amount equal to 2.0% (8.0% on annualized basis) of its capital account balance with respect to the Tranche D Interests as of the end of each calendar quarter. Such quarterly withdrawal payments will be paid in cash within thirty (30) days after the end of each calendar quarter.

Withdrawal Requests shall be irrevocable unless otherwise determined by the General Partner, in its sole discretion. Any Designated Investments shall not be permitted to be withdrawn until such Investment is realized (or as otherwise determined by the General Partner) and shall be excluded from the calculation of any withdrawal amount.

7.	Allocation of Net Profits and Losses

The gains and losses of the Partnership are allocated monthly to each partner in proportion to their respective capital account balances at the beginning of each month. Certain items are subject to special allocation. These items may include, but are not limited to, withholding tax expense on U.S. source income and the gains and losses from “new issues”.

The General Partner currently allocates appreciation and depreciation from “new issues”, as defined by the Financial Industry Regulatory Authority (“FINRA”), only to the capital accounts of eligible partners, or otherwise to the extent permitted under the FINRA rules. During the year ended on December 31, 2025, the Partnership did not have any new issues.

8.	Commitments and Contingencies

In the normal course of business, the Partnership enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Partnership’s maximum exposure under these arrangements is unknown, as this could involve future claims that may be made against the Partnership that have not yet occurred. However, based on the Partnership’s operations to date, the General Partner expects the risk of loss to be remote.

14

Callodine BDC Income Fund, LP

(A Delaware Limited Partnership)

Notes to Financial Statements (continued)

December 31, 2025

9.	Related Party Transactions

The Investment Manager is an affiliate of the General Partner. The Investment Manager is entitled to receive compensation from the Partnership for the management services to be provided to the Partnership pursuant to the Investment Management Agreement. The General Partner does not receive any Performance Allocation.

10.	Management Fees

In consideration for the investment management services provided by the Investment Manager, the Partnership will pay the Investment Manager a quarterly management fee (the “Management Fee”). The Partnership, as a limited partner, will be charged its pro rata share of such Management Fee, and each limited partner will be charged its pro rata share thereof. The Management Fee will be payable quarterly in advance and calculated based on the balance in each limited partner’s capital account maintained for a series in the Partnership as of the beginning of each calendar quarter. The Management Fee could be waived for certain investors.

The Management Fee that will be borne by each limited partner will be an amount equal to (i) 0.80% for subscriptions of each limited partner equal to or exceeding twenty-five million, (ii) 1.00% for subscriptions of each limited partner between ten million and twenty-five million and (iii) 1.20% for subscriptions of each limited partner below ten million. For the year ended December 31, 2025 the Partnership paid $406,569 in Management Fees as reflected in the Statement of Operations.

15

Callodine BDC Income Fund, LP

(A Delaware Limited Partnership)

Notes to Financial Statements (continued)

December 31, 2025

11.	Financial Highlights

Financial highlights for the year ended December 31, 2025 are as follows:

Limited Partners
Total Return: (a)
Total return	(1.05)%

Ratio to average partners’ capital: (b)
Ratio of total expenses to average partners’ capital	0.94%
Net investment income (loss) ratio	9.92%

(a) The total return is calculated for the limited partner class taken as a whole. An individual partner’s return may vary from these returns based on participation in new issues, different management fee and the timing of capital transactions.

(b) The net investment income and expense ratios are calculated for the limited partner class taken as a whole. The computation of such ratios is based on the amount of income/loss recognized and expenses assessed to the limited partner class. An individual partner’s ratios may vary from these ratios based on participation in new issues, different management fee and the timing of capital transactions.

12.	Subsequent Events

From January 01, 2026 through March 23, 2026, the partnership received approximately $1.07 million of withdrawal requests.

The Partnership’s Investment Manager has evaluated subsequent events through March 23, 2026, the date the financial statements were available to be issued and has noted no additional events that necessitate adjustment to or disclosure in the financial statements.

Events Subsequent to Original Issuance of Financial Statements

In connection with the reissuance of the financial statements, the Partnership’s Investment Manager has evaluated subsequent events through May 29, 2026, the date the financial statements were available to be reissued and has noted that the Partnership received approximately $10.8 million and $0.6 million in subscription and redemption requests, respectively. No additional events that necessitate adjustment to or disclosure in the financial statements.

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PART C: OTHER INFORMATION

 ITEM 28. EXHIBITS:

(a)	Articles of Incorporation.
(1)	Certificate of Trust, dated May 14, 2026, of Manning & Napier Funds Trust (the “Registrant”) is incorporated herein by reference to Exhibit (a)(1) of the Registrant’s Registration Statement on Form N-1A (File No. 333-296564), filed with the U.S. Securities and Exchange Commission (the “SEC”) via EDGAR Accession No. 0001999371-26-012256 on June 5, 2026.
(2)	Agreement and Declaration of Trust, dated May 14, 2026, is incorporated herein by reference to Exhibit (a)(2) of the Registrant’s Registration Statement on Form N-1A (File No. 333-296564), filed with the SEC via EDGAR Accession No. 0001999371-26-012256 on June 5, 2026.
(b)	By-Laws.
(1)	By-Laws of the Registrant are incorporated herein by reference to Exhibit (b)(1) of the Registrant’s Registration Statement on Form N-1A (File No. 333-296564), filed with the SEC via EDGAR Accession No. 0001999371-26-012256 on June 5, 2026.
(c)	Instruments Defining Rights of Security Holders.
(1)	To be completed by amendment.
(d)	Investment Advisory Contracts.
(1)	Investment Management Agreement to be filed by amendment.
(2)	Sub-Advisory Agreement to be filed by amendment.
(3)	Trading Sub-Advisory Agreement to be filed by amendment
(e)	Underwriting Contracts.
(1)	Distribution Agreement to be filed by amendment.
(f)	Bonus or Profit Sharing Contracts. Not Applicable.
(g)	Custodian Agreements.
(1)	Custodian Agreement to be filed by amendment.
(h)	Other Material Contracts.
(1)	Transfer Agent Agreement to be filed by amendment.
(2)	Administration Agreement to be filed by amendment.
(3)	Expense Limitation Agreement to be filed by amendment.
(i)	Legal Opinion. To be filed by amendment.
(j)	Other Opinion. To be filed by amendment.
(k)	Omitted Financial Statements. Not Applicable.
(l)	Initial Capital Agreements. Not Applicable.
(m)	Rule 12b-1 Plan.
(1)	To be filed by amendment.
(n)	Rule 18f-3 Plan.
(1)	Not applicable.
(o)	Reserved.
(p)	Code of Ethics.
(1)	Code of Ethics adopted by Manning & Napier Funds Trust and Manning & Napier Advisors, LLC to be filed by amendment.
(2)	Code of Ethics adopted by Callodine Capital Management, LP to be filed by amendment.
(3)	Code of Ethics adopted by [Trading Sub-Adviser] to be filed by amendment.
(q)	Other.
(1)	Powers of Attorney to be filed by amendment.

ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT:

Not Applicable.

ITEM 30. INDEMNIFICATION:

Reference is made to the Registrant’s Declaration of Trust and Bylaws, as filed herewith as Exhibits 28(a)(2) and 28(b)(1). Specifically, Article VII, Section 1(b) of the Declaration of Trust provides that, an “agent” (any person who is or was a Trustee, officer, employee or other agent of the Trust) shall be liable to the Trust and to any shareholder for any act or omission that constitutes a bad faith violation of the implied contractual covenant of good faith and fair dealing, for such agent’s own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such agent (such conduct is referred to therein as “Disqualifying Conduct”). In addition, Article VII, Section 2(b) of the Declaration of Trust provides that there shall be no right to indemnification for any liability arising by reason of an agent’s Disqualifying Conduct.

The Registrant hereby undertakes that it will apply the indemnification provisions of its Declaration of Trust and Bylaws in a manner consistent with Investment Company Act Release No. 11330 of the U.S. Securities and Exchange Commission under the Investment Company Act of 1940, as amended, so long as the interpretations of Sections 17(h) and 17(i) of such Act remain in effect and are consistently applied.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers or persons controlling the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been informed that in the opinion of the U.S. Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 31. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISERS:

Manning & Napier Advisors, LLC (“Manning & Napier”) serves as investment adviser to the Registrant and also serves as investment adviser to the various series of the Manning & Napier Fund, Inc. For information as to the business, profession, vocation or employment of a substantial nature of Manning & Napier and its officers, reference is made to Form ADV as filed under the Investment Adviser Act of 1940 by Manning & Napier Advisors, LLC (File No. 801-10733) and is incorporated into this filing by reference.

Callodine Capital Management, LP (“Callodine”) serves as the investment sub-advisor to Callodine BDC Income ETF. Callodine also serves as investment sub-advisor of the Callodine Equity Income Series, a series of Manning & Napier Fund, Inc. and the investment advisor to the Callodine Specialty Income Fund, a closed-end registered investment company. For information as to the business, profession, vocation or employment of a substantial nature of Callodine and its officers, reference is made to Form ADV as filed under the Investment Advisers Act of 1940 by Callodine Capital Management, LP. (File No. 801-113867) and is incorporated into this filing by reference.

[Trading Sub-Adviser Information]

Each Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov.

ITEM 32. PRINCIPAL UNDERWRITERS

(a)	Not Applicable.
(b)	To be completed by amendment.

ITEM 33. LOCATION OF ACCOUNTS AND RECORDS:

With respect to the Registrant:

Manning & Napier Funds Trust

290 Woodcliff Drive

Fairport, NY 14450

With respect to the Registrant’s Investment Advisors:

Manning & Napier Advisors, LLC

290 Woodcliff Drive

Fairport, NY 14450

Callodine Capital Management, LP

Two International Place, Suite 1830

Boston, MA 02110

[Trading Sub-Adviser Name]

[Trading Sub-Adviser Address Line 1]

[Trading Sub-Adviser Address Line 2]

With respect to the Registrant’s Transfer Agent and Administrator:

[Name]

[Address Line 1]

[Address Line 2]

With respect to the Registrant’s Distributor:

[Name]

[Address Line 1]

[Address Line 2]

With respect to the Registrant’s Custodian:

[Custodian Name]

[Custodian Address Line 1]

[Custodian Address Line 2]

ITEM 34. MANAGEMENT SERVICES:

Not Applicable.

ITEM 35. UNDERTAKINGS:

 Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Village of Fairport and State of New York on the 14th day of August 2026.

MANNING & NAPIER FUNDS TRUST

By:	/s/ Paul J. Battaglia
Paul J. Battaglia, Sole Initial Trustee and President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.

/s/ Paul J. Battaglia	Sole Initial Trustee and President	August 14, 2026
Paul J. Battaglia

/s/ Jill Peeper	Principal Financial Officer and Treasurer	August 14, 2026
Jill Peeper